UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04149

Franklin Tax-Free Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 2/28

Date of reporting period: 02/28/18

Item 1.	Reports to Stockholders.

Annual Report and Shareholder Letter
February 28, 2018

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

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Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

The 12 months ended February 28, 2018, benefited from mostly upbeat economic data as the US job market continued to improve and the unemployment rate declined. Accordingly, the US Federal Reserve (Fed) increased its target range for the federal funds rate a quarter point to 1.25%–1.50% at its past December meeting.

During the period, the municipal bond market posted modest performance similar to other US fixed income classes, with generally higher returns for longer term and lower rated municipal bonds. Factors contributing to this positive investment environment for municipals included consistently low inflation and relatively steady interest rates, stagnant wage growth and geopolitical concerns. Federal government fiscal reform uncertainty also benefited tax-free municipals during most of the period, despite some volatility toward period-end in reaction to the government’s tax code revision efforts.

Shortly after the end of the reporting period, the Fed, under new chairman Jerome Powell, raised the federal funds rate another quarter point to a range of 1.50%-1.75%. The Fed based its decision on a stronger economic outlook in recent months.

In addition, Franklin Tax Free Trust’s annual report includes more detail about municipal bond market conditions and a discussion from the portfolio managers. On our website, franklintempleton.com, you can find updated commentary by our municipal bond experts. Municipal bonds can provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds historically have had a solid long-term record of performance, driven mostly by their income component. Please remember all securities markets fluctuate, as do mutual fund share prices.

As always, we recommend investors consult their financial advisors to help them make the best decisions for the long term. In a constantly changing market environment, we remain committed to our disciplined strategy as we manage the Fund, keeping in mind the trust you have placed in us.

 Not FDIC Insured | May Lose  Value | No Bank Guarantee

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We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,

Rupert H. Johnson, Jr.

Chairman

Franklin Tax-Free Trust

Sheila Amoroso

Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors

Franklin Municipal Bond Department

This letter reflects our analysis and opinions as of February 28, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable.

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Annual Report

Municipal Bond Market Overview

The municipal bond market outperformed the US Treasury market but underperformed US stock markets during the 12-month period ended February 28, 2018. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, generated a +2.50% total return for the period, while US Treasuries, as measured by the Bloomberg Barclays US Treasury Index, had a -0.56% total return.1 Both high-yield corporate bonds and high-yield municipal bonds outperformed their investment-grade counterparts. US stocks, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and US Treasuries with a +17.10% total return for the reporting period.1 US stocks generated strong returns through the first eleven months of the reporting period, but experienced a significant bout of volatility in early February that led to losses in that month and dragged down overall returns. Recent indications of stronger inflation and rising interest rates contributed to the volatility in stock markets and also drove losses in both the municipal bond market and US Treasury market during the first two months of 2018.

Municipal issuance during the reporting period totaled $414 billion.2 This represents an almost 8% decline from total issuance in the previous 12-month period ended February 28, 2017.2 Subdued issuance at the beginning of 2018 largely contributed to this decline, with only $37 billion issued thus far in 2018 (down 38% from the first two months of 2017).2 After accounting for redemptions (bonds that matured or were called out of the market), net issuance stood at $64 billion in 2017, which marked a third consecutive year of positive net issuance.3 However, net issuance turned negative in the first two months of 2018, standing at -$19 billion at period-end.3 According to the Investment Company Institute Trends in Mutual Fund Investing, municipal bond funds reported inflows for 10 of the 12 months of the reporting period, with the only negative flows occurring in December 2017 and February 2018. The total inflows for the period were approximately $28 billion.4

Impending tax reform contained potential implications for the municipal bond market and caused a deluge of supply in December, as issuers rushed to market before the end of the 2017. December supply of $63 billion and fourth-quarter 2017 supply of $145 billion eclipsed previous monthly and quarterly records of municipal bond issuance, respectively.2 Despite this extraordinary supply weighing on the market, strong demand buoyed returns through the end of the 2017. However, diminished issuance, heavy dealer inventories and selling pressures in 2018 led municipals to have a -1.47% total return during the first two months of 2018, as measured by the Bloomberg Barclays Municipal Bond Index, although it still performed better than the -2.10% total return for US Treasuries during the same period, as measured by the Bloomberg Barclays US Treasury Index.1

The Federal Reserve (Fed) raised its target range for the federal funds rate 0.25% at its December 2017 meeting. The target range stood at 1.25%–1.50% at period-end. The Fed also increased the discount rate 0.25% to 2.00% in December. The Fed decided to raise interest rates at its December meeting due to the strength of the US jobs market and continued economic growth. This was the third rate hike of 2017, following increases of 0.25% in March and June.

Jerome Powell spoke before Congress for the first time as Fed Chair after succeeding Janet Yellen in that role. He indicated that the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating as inflation increases toward the Fed’s 2% target. He noted that there was no evidence of the economy overheating and that he had yet to see a clear move upward in wages.

Investors continued to favor risky assets through most of the period. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities, and high yield tax-exempt bonds outperformed their investment-grade counterparts. The Bloomberg Barclays High Yield Municipal Bond Index generated a +4.74% total return for the period and the Bloomberg Barclays Municipal Long Bond (22+ Years) Index returned +4.30% during the 12-month reporting period.1

Several developments affected Puerto Rico bonds over the reporting period. Please visit

1. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

2. Source: The Bond Buyer, Thomson Reuters.

3. Source: Barclays Municipal Credit Research.

4. Source: Investment Company Institute, Trends in Mutual Fund Investing February 2018, 3/28/18.

See www.franklintempletondatasources.com for additional data provider information.

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MUNICIPAL BOND MARKET OVERVIEW

franklintempleton.com/investor/products/fund-resources/puerto-rico for the latest Puerto Rico updates from Franklin Templeton.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Investment Strategy and Manager’s Discussion

Investment Strategy

We use a consistent, disciplined strategy with the objective of maximizing tax-free income and capital preservation by focusing on credit selection. We seek to maintain exposure to higher coupon securities, while balancing risk and return within each Fund’s range of allowable investments. We do not purchase high yield securities in our investment-grade funds, however if a security is downgraded we are not required to sell it. Our security selection process includes purchasing securities that we believe are undervalued in the market and which have met our credit selection criteria. We do not use leverage or derivatives, which could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Due to the positive sloping municipal yield curve, we found value in higher quality securities in the 15–30 year maturity range, which allowed us to achieve our objective of maximizing income for our investors. Typically, in declining rate environments, our turnover declines as we maintain exposure to securities that are producing income that exceeds their replacement value in the market. However, when rates rise, our turnover increases as opportunities to purchase securities that have the potential to increase income in the portfolios become available. We believe our consistent, disciplined strategy can help our investors achieve high, tax-free income over the long term.

We invite you to read your Fund report for more detailed performance and portfolio information. Thank you for your participation in Franklin Tax-Free Trust. We look forward to serving your future investment needs

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Franklin Alabama Tax-Free Income Fund

This annual report for Franklin Alabama Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Alabama personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments
AAA	6.29%
AA	69.87%
A	2.07%
BBB	2.89%
Refunded	17.74%
Not Rated	1.14%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.16 on February 28, 2017, to $10.88 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 36.15 cents per share for the same period.2 The Performance Summary beginning on page 8 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.05% based on an annualization of February’s 2.89 cent per share monthly dividend and the maximum offering price of $11.36 on February 28, 2018. An investor in the 2018 maximum combined effective federal and

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R6**	Advisor Class
March	3.09	2.57	—	3.18
April	3.14	2.62	—	3.23
May	3.23	2.71	—	3.32
June	3.08	2.56	—	3.17
July	3.08	2.56	—	3.17
August	2.95	2.43	2.96	3.04
September	2.95	2.43	3.06	3.04
October	2.95	2.43	3.06	3.04
November	2.95	2.43	3.06	3.04
December	2.95	2.43	3.06	3.04
January	2.89	2.37	3.00	2.98
February	2.89	2.37	3.00	2.98
Total	36.15	29.91	21.20	37.23

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

Alabama personal income tax bracket of 45.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.63% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 79.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

State Update

Alabama’s economy grew notably during the 12 months under review. Business sentiment in the state improved and remained generally positive, with firms in many industries expecting growth in capital expenditures, hiring, sales and profits. The state’s housing market improved, as home prices and sales increased. The state’s unemployment rate declined from 5.3% in February 2017 to 3.7% at period-end, which was lower than the 4.1% national average.3

Alabama has two major operating funds: the Education Trust Fund (ETF), the main funding source for education programs; and the general fund, the primary funding source for Medicaid and other non-education government programs. For fiscal year (FY) 2017, which ended September 30, 2017, tax collections contributing to the state’s revenue were up compared with the same prior-year period. The rise was mainly attributed to increased sales taxes, use taxes and total income taxes. The general fund budget for FY 2018, passed in May 2017, kept the spending relatively unchanged compared to the prior year’s budget. The state’s approved ETF budget for FY 2018 was modestly larger than the previous year’s and featured increased spending on K-12 education, pre-kindergarten funding and retirement funding. The proposed FY 2019 general fund and ETF budgets were larger than those enacted for FY 2018. The general fund budget included cost-of-living raises for state employees and spending increases for Medicaid, mental health programs and corrections. The ETF budget proposal included pay raises for education employees and higher spending on pre-kindergarten programs.

Alabama’s net tax-supported debt was 2.6% of personal income and $1,019 per capita compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed Alabama’s AA rating with a stable outlook.5 The rating reflected S&P’s view of the state’s largely stable economic base, constitutional provisions to mandate expenditure cutbacks in the events of revenue shortfalls, repayment of previously drawn rainy-day reserve funds, revenue streams for capital projects and debt service, and low general obligation debt burden. The stable outlook reflected S&P’s opinion that the state’s steady economic expansion across sectors would continue to provide strong credit support, and the state’s diminished reliance on one-time revenues to obtain budget balance. S&P believes that any misalignment between revenue estimates and actual

Portfolio Composition

2/28/18

% of Total Investments*
Utilities	30.8%
Refunded**	24.0%
Tax-Supported	13.7%
Higher Education	11.6%
General Obligation	10.1%
Hospital & Health Care	5.6%
Corporate-Backed	2.9%
Transportation	1.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

expenditures, resulting in weak reserves, is likely to pressure the rating downward.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Alabama Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+0.72%	-3.59%
5-Year	+9.35%	+0.92%
10-Year	+48.33%	+3.57%

Advisor[3]
1-Year	+0.82%	+0.82%
5-Year	+9.50%	+1.83%
10-Year	+48.54%	+4.04%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.05%	5.63%	1.86%	3.43%
Advisor	3.29%	6.07%	2.04%	3.76%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 11 for Performance Summary footnotes.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 11 for Performance Summary footnotes.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FRALX)	$10.88	N/A	$11.16	-$0.28
C (FALEX)	$11.02	N/A	$11.30	-$0.28
R6 (FALRX)	$10.88	$11.13	N/A	-$0.25
Advisor (FALZX)	$10.88	N/A	$11.16	-$0.28
Distributions (3/1/17–2/28/18)
Share Class	Net Investment Income
A	$0.3615
C	$0.2991
R6 (8/1/17–2/28/18)	$0.2120
Advisor	$0.3723

Total Annual Operating Expenses[9]

Share Class
A	0.72%
Advisor	0.62%

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -0.51% and -0.35%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Alabama personal income tax rate of 45.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN ALABAMA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value	Ending Account Value 2/28/18	Expenses Paid During Period[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$990.60	$3.75	$1,021.03	$3.81	0.76%
C	$1,000	$987.90	$6.46	$1,018.30	$6.56	1.31%
R6	$1,000	$992.10	$3.06	$1,021.72	$3.11	0.62%
Advisor	$1,000	$991.10	$3.26	$1,021.52	$3.31	0.66%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Florida Tax-Free Income Fund

This annual report for Franklin Florida Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal income taxes and any Florida personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments
AAA	8.72%

AA	24.64%

A	39.57%

BBB	4.19%

Below Investment Grade	2.00%

Refunded	20.56%

Not Rated	0.32%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $10.88 on February 28, 2017, to $10.47 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 40.96 cents per share for the same period.2 The Performance Summary beginning on page 16 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.52% based on an annualization of February’s 3.21 cent per share monthly dividend and the maximum offering price of $10.93 on February 28, 2018. An

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)
Month	Class A	Class C	Class R6**	Advisor Class
March	3.60	3.09	—	3.69

April	3.61	3.10	—	3.70

May	3.61	3.10	—	3.70

June	3.61	3.10	—	3.70

July	3.61	3.10	—	3.70

August	3.36	2.85	3.36	3.45

September	3.36	2.85	3.47	3.45

October	3.36	2.85	3.47	3.45

November	3.21	2.70	3.32	3.30

December	3.21	2.71	3.31	3.29

January	3.21	2.71	3.31	3.29

February	3.21	2.71	3.31	3.29

Total	40.96	34.87	23.55	42.01

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

investor in the 2018 maximum federal income tax bracket of 37.00% (plus 3.80% Medicare tax) would need to earn a distribution rate of 5.95% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 85.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

State Update

During the 12 months under review, Florida’s economy continued to grow state employment, gross state product and population growth exceeded the national averages. Florida’s job growth ranks among the fastest in the nation, supported by sectors such as construction, professional and business services, and leisure and hospitality. The state’s unemployment rate declined from 4.5% in February 2017 to 3.9% at period-end, which was lower than the 4.1% national average.3 The state’s growing economy attracted new residents, which pressured Florida’s housing market by tightening supply levels and increasing prices. The state’s foreclosure rate declined during the period to match the lower national rate by period-end.

Florida’s net general revenue collections in fiscal year (FY) 2017 (ended June 30) increased compared with FY 2016, primarily reflecting higher sales tax collections, which remained the state’s largest revenue source. Despite positive general revenue trends, Florida ended FY 2017 with lower general fund and budget stabilization fund balances, when compared to FY 2016. In June 2017, the governor signed the FY 2018 budget into law. The enacted budget was larger than the previous year’s, and was based on increased revenue collections, particularly from sales tax. Other features included reduced business rents; increased corporate tax credits, sales tax exemptions and holidays; and augmented spending for education, state pay raises and environmental projects. In November 2017, the governor’s proposed budget for FY 2019 sought increased spending, compared to the enacted FY 2018 budget, for health care administration, corrections, economic development, environmental protection and education. However, assuming no changes in spending, the state estimates a modest operating deficit in FY 2019, as estimated recurring general revenue falls short of these recurring expenditures.

The strategy employed by the state to pay down debt and slow the pace of issuance led to positive results. Florida’s net tax-supported debt was 2.2% of personal income and $961 per capita, comparable with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) rated Florida’s general obligation debt at AAA with a stable outlook, reflecting its assessment of the state’s continued strong employment and population growth, revenue growth, structurally balanced budgeting, strong reserve levels, relatively well-funded pensions and moderate debt burden.5 Some potential risks that S&P believes could return Florida to

Portfolio Composition

2/28/18

% of Total Investments*
Refunded**	24.9%

Transportation	21.5%

Hospital & Health Care	20.4%

Utilities	16.1%

General Obligation	6.8%

Tax-Supported	3.9%

Higher Education	2.8%

Other Revenue	1.6%

Subject to Government Appropriations	1.1%

Housing	0.9%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

structural budgetary imbalance include a major economic downturn or withdrawal of federal aid. S&P also believes that economic damage or increased debt resulting from catastrophic hurricanes could pressure the state’s credit rating.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin Florida Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A
1-Year	-0.02%	-4.25%
5-Year	+7.14%	+0.51%
10-Year	+44.48%	+3.30%
Advisor[3]
1-Year	+0.17%	+0.17%
5-Year	+7.49%	+1.45%
10-Year	+44.95%	+3.78%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.52%	5.95%	1.73%	2.92%
Advisor	3.76%	6.35%	1.90%	3.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 19 for Performance Summary footnotes.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 19 for Performance Summary footnotes.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FRFLX)	$10.47	N/A	$10.88	-$0.41
C (FRFIX)	$10.69	N/A	$11.10	-$0.41
R6 (FRFQX)	$10.49	$10.82	N/A	-$0.33
Advisor (FFTZX)	$10.49	N/A	$10.89	-$0.40

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income
A	$0.4096
C	$0.3487
R6 (8/1/17–2/28/18)	$0.2355
Advisor	$0.4201

Total Annual Operating Expenses[9]

Share Class
A	0.65%
Advisor	0.55%

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -1.09% and -0.75%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the 2018 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FLORIDA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

					Expenses	Net
Share Class	Beginning Account Value	Ending Account Value 2/28/18	Expenses Paid During Period[1,2]	Ending Account Value 2/28/18	Paid During Period 9/1/17–2/28/18[1,2]	Annualized Expense Ratio[2]

A	$1,000	$986.60	$3.45	$1,021.32	$3.51	0.70%
C	$1,000	$984.10	$6.15	$1,018.60	$6.26	1.25%
R6	$1,000	$987.20	$2.76	$1,022.02	$2.81	0.56%
Advisor	$1,000	$987.10	$2.96	$1,021.82	$3.01	0.60%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

20	Annual Report	franklintempleton.com

Franklin Georgia Tax-Free Income Fund

This annual report for Franklin Georgia Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Georgia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

% of Total
Ratings	Investments
AAA	4.87%
AA	58.62%
A	16.15%
BBB	1.19%
Below Investment Grade	0.37%
Refunded	18.25%
Not Rated	0.55%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.99 on February 28, 2017, to $11.65 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 39.64 cents per share for the same period.2 The Performance Summary beginning on page 24 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.13% based on an annualization of February’s 3.17 cent per share monthly dividend and the maximum offering price of $12.17 on February 28, 2018. An

Dividend Distributions*

3/1/17–2/28/18

		Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6**	Class
March	3.48	2.92	—	3.58
April	3.48	2.92	—	3.58
May	3.48	2.92	—	3.58
June	3.38	2.82	—	3.48
July	3.33	2.77	—	3.43
August	3.22	2.66	3.25	3.32
September	3.22	2.66	3.36	3.32
October	3.22	2.66	3.36	3.32
November	3.22	2.66	3.36	3.32
December	3.22	2.66	3.35	3.31
January	3.22	2.66	3.35	3.31
February	3.17	2.61	3.30	3.26
Total	39.64	32.92	23.33	40.81

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

investor in the 2018 maximum combined effective federal and Georgia personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.88% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 93.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

State Update

During the 12 months under review, Georgia’s well-diversified and broad-based economy outpaced the nation, after some stagnation and contraction following the Great Recession. The Atlanta metropolitan area is the engine of the state’s economic performance, and some of the state’s more rural areas show weaker performance. Nevertheless, personal income grew at a faster pace than much of the southern US, and the state’s low cost of living, strong transportation network, and favorable business costs and weather have attracted business investment and job creation. The state’s employment growth has been broad-based, with jobs in education and health services, construction, professional and business services, and leisure and hospitality increasing significantly. Ongoing job growth has bolstered income tax and sales tax receipts that account for the majority of general fund revenue. Georgia’s unemployment rate declined from 5.2% in February 2017 to 4.5% at period-end, which was higher than the 4.1% national unemployment rate.3

Georgia has a revenue shortfall reserve that acts as a rainy day fund, which was established by statute and has increased annually since 2009. The state does not explicitly budget for additional contributions to the revenue shortfall reserve and does not issue projections for future balances; however, revenue estimates were set to enable building the fund each year. Since Georgia operates under a balanced budget, fiscal year 2018 expenditures should be at or below projected revenue levels. The state’s 2018 fiscal year budget assumed continued revenue growth and included increases for teacher salaries, K-12 student enrollment growth and teacher training, teacher retirement funding and transportation projects. Early during the 2018 fiscal year, which began on July 1, 2017, Governor Nathan Deal indicated that rising school and health care costs and teacher pension obligations may require fiscal year 2018 state agency funding levels to remain unchanged in the following fiscal year.

The state’s overall debt burden remained moderate and has improved slightly. Georgia’s net tax-supported debt was 2.5% of personal income and $992 per capita, compared with the 2.5% and $1,006 national medians.4 Independent credit rating agency Moody’s Investors Service assigned Georgia’s general obligation debt a rating of Aaa with a stable outlook.5 Moody’s rating reflected Georgia’s growing economy, solid financial position and modest long-term liabilities, as well as its strong

Portfolio Composition

2/28/18

% of Total Investments*
Refunded**	18.7%
Hospital & Health Care	18.6%
Utilities	17.3%
General Obligation	13.3%
Subject to Government Appropriations	13.1%
Higher Education	7.2%
Transportation	5.3%
Tax-Supported	5.1%
Housing	1.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

management and governance practices. The stable outlook recognized that the state has probably built up enough reserves to help preserve its credit quality at a high level, even if the economy were to enter a recession.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin Georgia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+0.46%	-3.79%
5-Year	+8.84%	+0.83%
10-Year	+50.58%	+3.73%

Advisor[3]
1-Year	+0.64%	+0.64%
5-Year	+9.09%	+1.76%
10-Year	+50.92%	+4.20%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.13%	5.88%	1.76%	3.31%
Advisor	3.36%	6.32%	1.94%	3.65%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 27 for Performance Summary footnotes.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 27 for Performance Summary footnotes.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FTGAX)	$11.65	N/A	$11.99	-$0.34
C (FGAIX)	$11.83	N/A	$12.16	-$0.33
R6 (FGFQX)	$11.66	$11.94	N/A	-$0.28
Advisor (FGFZX)	$11.66	N/A	$11.99	-$0.33

Distributions (3/1/17–2/28/18)

	Net Investment
Share Class	Income
A	$0.3964
C	$0.3292
R6 (8/1/17–2/28/18)	$0.2333
Advisor	$0.4081

Total Annual Operating Expenses[9]

Share Class
A	0.67%
Advisor	0.57%

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and shareprice will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -1.19% and -0.82%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Georgia personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GEORGIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

					Expenses	Net
	Beginning	Ending	Expenses	Ending	Paid During	Annualized
Share	Account	Account	Paid During	Account	Period	Expense
Class	Value	Value 2/28/18	Period[1,2]	Value 2/28/18	9/1/17–2/28/18[1,2]	Ratio

A	$1,000	$989.30	$3.50	$1,021.27	$3.56	0.71%
C	$1,000	$987.50	$6.21	$1,018.55	$6.31	1.26%
R6	$1,000	$990.80	$2.81	$1,021.97	$2.86	0.57%
Advisor	$1,000	$990.60	$3.01	$1,021.77	$3.06	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

28	Annual Report	franklintempleton.com

Franklin Kentucky Tax-Free Income Fund

This annual report for Franklin Kentucky Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Kentucky personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments
AAA	4.44%
AA	22.84%
A	48.16%
BBB	6.48%
Refunded	15.19%
Not Rated	2.89%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, declined from $11.01 on February 28, 2017, to $10.77 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 37.20 cents per share for the same period.2 The Performance Summary beginning on page 31 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.20% based on an annualization of February’s 3.00 cent per share monthly dividend and the maximum offering price of $11.25 on February 28, 2018. An investor in the 2018 maximum combined effective federal and

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)

Month	Class A	Class R6**	Advisor Class
March	3.25	—	3.34
April	3.30	—	3.39
May	3.30	—	3.39
June	3.15	—	3.24
July	3.10	—	3.19
August	3.10	3.12	3.19
September	3.00	3.12	3.09
October	3.00	3.12	3.09
November	3.00	3.12	3.09
December	3.00	3.12	3.09
January	3.00	3.12	3.09
February	3.00	3.12	3.09
Total	37.20	21.84	38.28

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

Kentucky personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 6.02% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 101.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Commonwealth Update

During the 12 months under review, Kentucky’s economy generally expanded along with the nation, given ongoing population and employment gains. However, it has continued to be hindered by a weak demographic profile and relatively low wealth levels. As of November 2017, total nonfarm employment grew 1.3% year-over-year, just under the overall US rate of 1.4%. Most of the job growth was in service industries, with the health care sector an important component of economic growth and stability in the commonwealth, as Kentucky expanded Medicare under the Affordable Care Act. Kentucky’s unemployment rate decreased from 5.1% in February 2017 to end the period at 4.1%, which matched the national rate.3

Recent revenue growth may assist efforts to achieve structural balance across the commonwealth’s operations despite higher fixed costs, which are an important aspect of Kentucky’s budget. Although annual general fund revenues have slowed in recent years, year-to-date fiscal year 2018 general fund revenues have exceeded 2017 and were higher than revised estimates. Kentucky is a Medicaid expansion state and depends on federal matching funds given its demographic make-up. The commonwealth recently received approval to impose a work requirement on benefit recipients, part of Kentucky’s focus on controlling costs as the federal government has discussed reducing federal support for Medicaid, particularly the expansion aspect.

Kentucky’s net tax-supported debt was 5.3% of personal income and $2,057 per capita, compared with the 2.5% and $1,006 national medians.4 In July 2017, Moody’s Investors Service downgraded Kentucky’s issuer credit rating to Aa3 with a stable outlook.5 The rating reflected an economy that has continued to grow, employment gains across sectors and moderate population growth, as well as a willingness to cut expenditures to balance its budget. The stable outlook reflected the commonwealth’s economic stability and manageable structural imbalance; however, headwinds include revenue underperformance that could adversely affect Kentucky’s ability to increase its low pension funding levels. In addition, the commonwealth has outsized unfunded pension liabilities and high fixed costs, which restrict its financial flexibility.

Portfolio Composition

2/28/18

% of Total Investments*
Utilities	24.8%
Refunded**	20.5%
Subject to Government Appropriations	18.8%
Hospital & Health Care	16.5%
Higher Education	11.8%
General Obligation	3.8%
Housing	2.9%
Transportation	0.9%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Thank you for your continued participation in Franklin Kentucky Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+1.20%	-3.11%
5-Year	+8.81%	+0.82%
10-Year	+49.84%	+3.67%

Advisor[3]
1-Year	+1.30%	+1.30%
5-Year	+8.97%	+1.73%
10-Year	+50.05%	+4.14%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.20%	6.02%	1.68%	3.16%
Advisor	3.44%	6.47%	1.85%	3.48%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 33 for Performance Summary footnotes.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

32	Annual Report	franklintempleton.com

FRANKLIN KENTUCKY TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FRKYX)	$10.77	N/A	$11.01	-$0.24
R6 (FKTRX)	$10.77	$10.98	N/A	-$0.21
Advisor (FKTZX)	$10.77	N/A	$11.01	-$0.24

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income
A	$0.3720
R6 (8/1/17–2/28/18)	$0.2184
Advisor	$0.3828

Total Annual Operating Expenses9

Share Class
A	0.77%
Advisor	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -0.08% and -0.06%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Kentucky personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN KENTUCKY TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$994.50	$4.01	$1,020.78	$4.06	0.81%
R6	$1,000	$995.10	$3.26	$1,021.52	$3.31	0.66%
Advisor	$1,000	$995.00	$3.51	$1,021.27	$3.56	0.71%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

34	Annual Report	franklintempleton.com

Franklin Louisiana Tax-Free Income Fund

This annual report for Franklin Louisiana Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Louisiana personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments
AAA	3.37%
AA	35.54%
A	36.51%
BBB	1.29%
Below Investment Grade	0.61%
Refunded	22.68%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.15 on February 28, 2017, to $10.90 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 36.68 cents per share for the same period.2 The Performance Summary beginning on page 38 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.10% based on an annualization of February’s 2.94 cent per share monthly dividend and the maximum offering price of $11.38 on February 28, 2018. An investor in the 2018 maximum combined effective federal and

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.24	2.72	—	3.33
April	3.24	2.72	—	3.33
May	3.24	2.72	—	3.33
June	3.09	2.57	—	3.18
July	3.04	2.52	—	3.13
August	2.99	2.47	3.01	3.08
September	2.99	2.46	3.11	3.08
October	2.99	2.46	3.11	3.08
November	2.99	2.46	3.11	3.08
December	2.99	2.47	3.11	3.08
January	2.94	2.42	3.06	3.03
February	2.94	2.42	3.06	3.03
Total	36.68	30.41	21.57	37.76

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

Louisiana personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.83% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 107.

franklintempleton.com	Annual Report	35

FRANKLIN LOUISIANA TAX-FREE INCOME FUND

State Update

Louisiana’s economy grew modestly during the 12 months under review, as evidenced by improved employment in certain sectors; however, the growth rate lagged that of the nation. The state’s unemployment rate declined from 5.7% in February 2017 to 4.5% at period-end, which was higher than the 4.1% national average.3

The state initially balanced the fiscal year (FY) 2017 budget (ended June 30, 2017) primarily through revenue enhancement measures and spending cuts. However, mid-year budget gaps led to the use of one-time solutions. Further, in August 2017, the state’s lawmakers closed the budget gap for FY 2017 by relying largely on its escrow account tied to tax litigation, which created uncertainty. However, the state ended FY 2017 with an unanticipated budget surplus, on account of higher-than-projected sales and personal income tax collections. The state’s governor signed the FY 2018 budget in June 2017, and highlights included avoiding funding cuts for most state agencies, full funding for the Taylor Opportunity Program for Students (TOPS) and higher education, and a pay raise for state workers without implementing any new taxes. The budget included spending cuts for mental health, health care and early childhood education, and provided for withholding a portion of funds to address any possible mid-year shortfalls. Lawmakers estimated that the state would face a considerable budget gap in FY 2018–2019, as temporary sales taxes enacted in 2016 are scheduled to expire in July 2018. In January 2018, the governor released the FY 2018–2019 executive budget, which included spending cuts to TOPS, higher education and state health services. Legislators began a special session in mid-February 2018 to address the FY 2018-2019 budget gap.

Louisiana’s net tax-supported debt was 3.7% of personal income and $1,615 per capita, compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) downgraded the state’s general obligation debt rating from AA to AA-.5 The rating reflected S&P’s view of Louisiana’s constitutional requirement that mandates balanced budgets, recently implemented budget adjustments and moderate debt ratios with a strong legal framework for debt repayment. S&P retained its negative outlook, reflecting S&P’s view of the state’s reliance on nonrecurring measures to close mid-fiscal year and year-end gaps, and shrinking reserves. S&P’s outlook also indicated its

Portfolio Composition

2/28/18

% of Total Investments*
Refunded**	26.6%
Tax-Supported	14.6%
Utilities	12.7%
Hospital & Health Care	11.3%
Higher Education	10.4%
Transportation	9.6%
Subject to Government Appropriations	6.0%
General Obligation	5.3%
Other Revenue	2.0%
Housing	1.5%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

view on the expiration of revenue enhancement measures on June 30, 2018.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin Louisiana Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]

A
1-Year	+1.04%	-3.22%
5-Year	+8.74%	+0.82%
10-Year	+50.34%	+3.71%

Advisor[3]
1-Year	+1.14%	+1.14%
5-Year	+8.89%	+1.72%
10-Year	+50.55%	+4.18%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.10%	5.83%	1.78%	3.35%
Advisor	3.34%	6.28%	1.98%	3.72%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 41 for Performance Summary footnotes.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 41 for Performance Summary footnotes.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FKLAX)	$10.90	N/A	$11.15	-$0.25
C (FLAIX)	$11.07	N/A	$11.32	-$0.25
R6 (FLAQX)	$10.90	$11.18	N/A	-$0.28
Advisor (FLTZX)	$10.90	N/A	$11.15	-$0.25

Distributions (3/1/17–2/28/18)

	Net Investment
Share Class	Income
A	$0.3668
C	$0.3041
R6 (8/1/17–2/28/18)	$0.2157
Advisor	$0.3776

Total Annual Operating Expenses[9]

Share Class
A	0.68%
Advisor	0.58%

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 9/15/16, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/15/16, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/15/16, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/15/16 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -0.67% and -0.46%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Louisiana personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LOUISIANA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Share Class	Beginning Account Value	Ending Account Value 2/28/18	Expenses Paid During Period[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$988.20	$3.55	$1,021.22	$3.61	0.72%
C	$1,000	$984.70	$6.25	$1,018.50	$6.36	1.27%
R6	$1,000	$988.80	$2.86	$1,021.92	$2.91	0.58%
Advisor	$1,000	$988.70	$3.06	$1,021.72	$3.11	0.62%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Maryland Tax-Free Income Fund

This annual report for Franklin Maryland Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Maryland personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

% of Total
Ratings	Investments
AAA	15.40%
AA	37.44%
A	23.15%
BBB	10.04%
Below Investment Grade	0.84%
Refunded	10.47%
Not Rated	2.66%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.10 on February 28, 2017, to $10.76 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 35.57 cents per share for the same period.2 The Performance Summary beginning on page 46 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.00% based on an annualization of February’s 2.81 cent per share monthly dividend and the maximum offering price of $11.24 on February 28, 2018. An

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6**	Class
March	3.16	2.64	—	3.25
April	3.21	2.69	—	3.30
May	3.21	2.69	—	3.30
June	3.06	2.54	—	3.15
July	2.96	2.44	—	3.05
August	2.91	2.39	2.93	3.00
September	2.86	2.34	2.98	2.95
October	2.86	2.34	2.98	2.95
November	2.86	2.34	2.98	2.95
December	2.86	2.34	2.98	2.95
January	2.81	2.29	2.93	2.90
February	2.81	2.29	2.93	2.90
Total	35.57	29.33	20.71	36.65

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

investor in the 2018 maximum combined effective federal and Maryland personal income tax bracket of 49.75% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.97% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 115.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

State Update

Maryland’s economy continued to grow during the 12 months under review amid mixed housing and labor market conditions. The state’s home prices rose during the review period and the foreclosure rate declined. Maryland’s unemployment rate fell from 4.3% in February 2017 to 4.2% at period-end, which was slightly higher than the 4.1% national average.3

Maryland’s state revenue for fiscal year (FY) 2017 was above its March 2017 estimates, largely due to accrued withholdings. In December 2017, projections for FY 2018 were downgraded compared to September 2017 estimates, largely due to lower individual income and sales and use taxes; however, FY 2019 projections were upgraded. Maryland’s enacted FY 2018 budget was relatively unchanged in comparison to the previous year’s plan, and included structural resolution for a budget gap spanning FY 2017 and FY 2018, with a projected year-over-year growth in current revenue. The budget featured elimination of previously required additional transfers to pension contributions, while continuing to fund actuarially determined and supplemental pension contributions, and provided for a slight increase in estimated year-end general fund balance in FY 2018. The governor’s proposed FY 2019 budget is structurally balanced and prioritized investments in areas such as education, health care, transportation and environment.

The state’s net tax-supported debt was 3.8% of personal income and $2,122 per capita, compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the state’s general obligation debt rating of AAA with a stable outlook.5 S&P cited the state’s broad and diverse economy, continued strong wealth and income levels, proactive financial and budget management, well-developed financial and debt management policies and moderate debt levels. The outlook reflected S&P’s view of the state’s continued practice of proactive mid-year budget adjustments in case of slower-than-anticipated revenue growth and to fully fund its pensions.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Portfolio Composition

2/28/18

% of Total Investments*
Utilities	22.1%
Hospital & Health Care	20.2%
Refunded**	12.8%
Housing	12.3%
Higher Education	11.2%
General Obligation	10.2%
Transportation	3.9%
Subject to Government Appropriations	3.9%
Other Revenue	3.4%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin Maryland Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+0.13%	-4.11%
5-Year	+7.02%	+0.49%
10-Year	+46.08%	+3.41%

Advisor[3]
1-Year	+0.22%	+0.22%
5-Year	+7.55%	+1.47%
10-Year	+47.42%	+3.96%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[4]	Distribution Rate[5]	Standardized Yield[6]	Standardized Yield[5]
A	3.00%	5.97%	1.92%	3.82%
Advisor	3.23%	6.43%	2.10%	4.18%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 49 for Performance Summary footnotes.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 49 for Performance Summary footnotes.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FMDTX)	$10.76	N/A	$11.10	-$0.34
C (FMDIX)	$10.98	N/A	$11.31	-$0.33
R6 (FMDQX)	$10.78	$11.05	N/A	-$0.27
Advisor (FMDZX)	$10.77	N/A	$11.11	-$0.34

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income
A	$0.3557
C	$0.2933
R6 (8/1/17–2/28/18)	$0.2071
Advisor	$0.3665

Total Annual Operating Expenses9

Share Class
A	0.67%
Advisor	0.57%

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.17% and +3.97%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Maryland state and local personal income tax rate of 49.75%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MARYLAND TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$989.10	$3.55	$1,021.22	$3.61	0.72%
C	$1,000	$986.60	$6.26	$1,018.50	$6.36	1.27%
R6	$1,000	$989.80	$2.86	$1,021.92	$2.91	0.58%
Advisor	$1,000	$989.60	$3.06	$1,021.72	$3.11	0.62%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

50	Annual Report	franklintempleton.com

Franklin Missouri Tax-Free Income Fund

This annual report for Franklin Missouri Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Missouri personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

% of Total
Ratings	Investments
AAA	9.04%
AA	47.60%
A	19.35%
BBB	11.37%
Below Investment Grade	1.30%
Refunded	11.14%
Not Rated	0.20%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.74 on February 28, 2017, to $11.38 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 37.62 cents per share for the same period.2 The Performance Summary beginning on page 54 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.90% based on an annualization of February’s 2.87 cent per share monthly dividend and the maximum offering price of $11.89 on February 28, 2018. An

Dividend Distributions*
3/1/17–2/28/18
	Dividend per Share (cents)
				Advisor
Month	Class A	Class C	Class R6**	Class
March	3.53	2.98	—	3.62
April	3.53	2.98	—	3.62
May	3.53	2.98	—	3.62
June	3.37	2.82	—	3.46
July	3.22	2.67	—	3.31
August	3.07	2.52	3.09	3.16
September	3.02	2.47	3.14	3.11
October	2.97	2.42	3.09	3.06
November	2.82	2.27	2.94	2.91
December	2.82	2.28	2.94	2.91
January	2.87	2.33	2.99	2.96
February	2.87	2.33	2.99	2.96
Total	37.62	31.05	21.18	38.70

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

investor in the 2018 maximum combined effective federal and Missouri personal income tax bracket of 46.80% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.45% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 122.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

State Update

Missouri’s economy continued to expand during the 12 months under review. The state’s housing market improved as home prices rose and the foreclosure rate, which was below the national average, generally declined. Missouri’s unemployment rate fell from 4.0% in February 2017 to 3.7% at period-end, which was below the 4.1% national average.3

The state concluded fiscal year (FY) 2017 on June 30, 2017, with higher year-to-date general revenue collections than the prior year, despite lower-than-expected collections of individual income taxes, declining corporate income taxes and increased refunds. Although income tax collections declined in FY 2017, the state’s revenue growth reached the threshold to trigger income tax cuts beginning January 1, 2018. In June 2017, the governor signed the FY 2018 budget that included spending cuts in response to underperforming revenue collections. The governor announced restrictions featured lower funding for K-12 schools, public colleges and universities and social services. The restrictions were enacted due to lagging state revenues and rising health care costs. In January 2018, Governor Eric Greitens announced the budget proposal for FY 2019, which included increased funding for infrastructure, education, public safety and programs to protect Missouri’s most vulnerable children, funded largely by reductions in spending on higher education, efficiencies in Medicaid spending and other smaller reductions in government spending. In the same month, the governor also laid out a tax cut proposal that aimed to reduce individual and corporate tax rates.

Missouri’s net tax-supported debt was 1.4% of personal income and $579 per capita compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Moody’s Investors Service rated Missouri’s general obligation bonds Aaa with a stable outlook.5 The rating reflected Moody’s view of the state’s history of solid reserve levels, sound fiscal management controls and affordable debt burden. It also incorporated the state’s below-average wealth and demographic indicators, revenue-raising constraints and expectations that the state’s economy will lag behind that of the nation overall. Furthermore, it reflected concerns regarding the state’s ability to balance an income tax cut that will incrementally reduce revenues over the next several years. Moody’s also noted that any economic weakening that negatively affects the state’s revenue collections could lead to a downgrade.

Portfolio Composition

2/28/18

% of Total Investments*
Utilities	27.8%
Hospital & Health Care	23.9%
Refunded**	13.3%
General Obligation	8.1%
Higher Education	8.0%
Tax-Supported	7.7%
Transportation	5.8%
Subject to Government Appropriations	4.3%
Corporate-Backed	1.0%
Housing	0.1%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin Missouri Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate Moody’s rating of the Fund.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	+0.12%	-4.13%
5-Year	+6.58%	+0.40%
10-Year	+45.52%	+3.37%

Advisor[3]
1-Year	+0.12%	+0.12%
5-Year	+7.02%	+1.37%
10-Year	+46.73%	+3.91%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.90%	5.45%	1.83%	3.44%
Advisor	3.12%	5.86%	2.01%	3.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 57 for Performance Summary footnotes.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 57 for Performance Summary footnotes.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FRMOX)	$11.38	N/A	$11.74	-$0.36
C (FMOIX)	$11.49	N/A	$11.86	-$0.37
R6 (FMOQX)	$11.38	$11.72	N/A	-$0.34
Advisor (FRMZX)	$11.38	N/A	$11.75	-$0.37

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income
A	$0.3762
C	$0.3105
R6 (8/1/17–2/28/18)	$0.2118
Advisor	$0.3870

Total Annual Operating Expenses[9]
Share Class
A	0.65%
Advisor	0.55%

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +38.64% and +3.84%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Missouri personal income tax rate of 46.80%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN MISSOURI TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$984.10	$3.39	$1,021.37	$3.46	0.69%
C	$1,000	$980.60	$6.09	$1,018.65	$6.21	1.24%
R6	$1,000	$983.80	$2.71	$1,022.07	$2.76	0.55%
Advisor	$1,000	$983.70	$2.90	$1,021.87	$2.96	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

58	Annual Report	franklintempleton.com

Franklin North Carolina Tax-Free Income Fund

This annual report for Franklin North Carolina Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and North Carolina personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments
AAA	24.12%
AA	48.61%
A	8.09%
BBB	3.31%
Below Investment Grade	1.29%
Refunded	14.58%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.70 on February 28, 2017, to $11.28 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 36.97 cents per share for the same period.2 The Performance Summary beginning on page 62 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 2.97% based on an annualization of February’s 2.92 cent per share monthly dividend and the maximum offering price of $11.78 on February 28, 2018. An investor in the 2018 maximum combined effective federal and

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.45	2.90	—	3.54
April	3.45	2.90	—	3.54
May	3.45	2.90	—	3.54
June	3.34	2.79	—	3.43
July	3.14	2.59	—	3.23
August	2.82	2.27	2.84	2.91
September	2.82	2.27	2.94	2.91
October	2.82	2.27	2.94	2.91
November	2.92	2.37	3.04	3.01
December	2.92	2.38	3.04	3.01
January	2.92	2.38	3.04	3.01
February	2.92	2.38	3.04	3.01
Total	36.97	30.40	20.88	38.05

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

North Carolina personal income tax bracket of 46.30% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.53% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 131.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

State Update

North Carolina’s economy continued to grow during the 12 months under review. The housing market improved as home prices rose and foreclosure rates trended downward, although foreclosures remained in line with the national average. North Carolina’s unemployment rate fell from 4.8% in February 2017 to 4.5% at period-end, which was higher than the national average of 4.1%.3

The state ended fiscal year (FY) 2017 on June 30, 2017, with available reserves that were significantly higher than those in the prior year, largely due to growth in franchise, sales and use tax and individual income tax collections. In June 2017, the state legislature approved the 2017–2019 biennium budget the featured additional tax reductions that would take effect from January 1, 2019. The budget also included raises for teachers and state employees and a cost-of-living adjustment for retirees. Revenue growth for FY 2019 in the enacted budget was revised downward, when compared to the May 2017 consensus revenue forecast, to reflect the proposed tax changes. As of January 2018, the general fund revenue for the 2018 fiscal year-to-date was higher than the prior-year period.

North Carolina’s net tax-supported debt remained relatively low at 1.6% of personal income and $659 per capita, compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed its AAA rating and stable outlook for the state’s general obligation debt.5 S&P cited the state’s strengths, including its diverse economic base, prudent fiscal management, low-to-moderate debt burden, well-funded pension system and progress in addressing other post-employment benefits. The stable outlook reflected S&P’s expectation that the strength of the state’s growing economy and budgetary performance in recent years has led to increasing reserves. S&P also expects North Carolina to continue to focus on structural budget adjustments, as the state monitors revenue performance in the light of recent tax reforms.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

Portfolio Composition

2/28/18

% of Total Investments*
Refunded**	37.4%
Hospital & Health Care	20.0%
Higher Education	14.7%
Utilities	14.6%
General Obligation	5.9%
Transportation	5.4%
Subject to Government Appropriations	1.3%
Housing	0.4%
Corporate-Backed	0.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin North Carolina Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	-0.45%	-4.68%
5-Year	+3.90%	-0.11%
10-Year	+43.88%	+3.25%

Advisor[3]
1-Year	-0.36%	-0.36%
5-Year	+4.42%	+0.87%
10-Year	+45.09%	+3.79%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	2.97%	5.53%	1.49%	2.77%
Advisor	3.20%	5.96%	1.64%	3.05%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 65 for Performance Summary footnotes.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 65 for Performance Summary footnotes.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FXNCX)	$11.28	N/A	$11.70	-$0.42
C (FNCIX)	$11.46	N/A	$11.88	-$0.42
R6 (FNCQX)	$11.27	$11.59	N/A	-$0.32
Advisor (FNCZX)	$11.28	N/A	$11.70	-$0.42

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income
A	$0.3697
C	$0.3040
R6 (8/1/17–2/28/18)	$0.2088
Advisor	$0.3805

Total Annual Operating Expenses9

Share Class
A	0.64%
Advisor	0.54%

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PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +34.77% and +3.50%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and North Carolina personal income tax rate of 46.30%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN NORTH CAROLINA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$986.40	$3.40	$1,021.37	$3.46	0.69%
C	$1,000	$983.90	$6.10	$1,018.65	$6.21	1.24%
R6	$1,000	$986.20	$2.71	$1,022.07	$2.76	0.55%
Advisor	$1,000	$986.90	$2.91	$1,021.87	$2.96	0.59%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements, for Class R6.

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Franklin Virginia Tax-Free Income Fund

This annual report for Franklin Virginia Tax-Free Income Fund covers the fiscal year ended February 28, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and Virginia personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Credit Quality Composition*

2/28/18

Ratings	% of Total Investments
AAA	20.54%
AA	52.47%
A	8.20%
BBB	2.79%
Below Investment Grade	0.81%
Refunded	15.04%
Not Rated	0.15%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs), such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by US government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.31 on February 28, 2017, to $10.91 on February 28, 2018. The Fund’s Class A shares paid dividends totaling 36.41 cents per share for the same period.2 The Performance Summary beginning on page 70 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.09% based on an annualization of February’s 2.93 cent per share monthly dividend and the maximum offering price of $11.39 on February 28, 2018. An

Dividend Distributions*

3/1/17–2/28/18

	Dividend per Share (cents)

Month	Class A	Class C	Class R6**	Advisor Class
March	3.23	2.70	—	3.32
April	3.23	2.70	—	3.32
May	3.23	2.70	—	3.32
June	3.13	2.60	—	3.22
July	3.03	2.50	—	3.12
August	2.98	2.45	3.00	3.07
September	2.93	2.40	3.05	3.02
October	2.93	2.40	3.05	3.02
November	2.93	2.40	3.05	3.02
December	2.93	2.41	3.05	3.02
January	2.93	2.41	3.05	3.02
February	2.93	2.41	3.05	3.02
Total	36.41	30.08	21.30	37.49

*The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Effective 8/1/17, the Fund began offering Class R6 shares. See the prospectus for details.

investor in the 2018 maximum combined effective federal and Virginia personal income tax bracket of 46.55% (including 3.80% Medicare tax) would need to earn a distribution rate of 5.78% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. Dividend distributions were affected by low interest rates during the period. This and other factors resulted in reduced income for the portfolio and caused dividends to be lower at the end of the period.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, US investors must be properly certified on Form W-9 and non-US investors on Form W-8BEN.

2. The distribution amount is the sum of all net investment income distributions for the period shown. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 140.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Commonwealth Update

Virginia’s economy continued to grow during the 12 months under review. However, the commonwealth’s economic growth lagged that of the nation as a whole. Virginia’s home sales and prices improved, and the foreclosure rate declined. The commonwealth’s unemployment rate declined from 4.0% in February 2017 to 3.5% at period-end, which was lower than the 4.1% national average.3

The commonwealth ended fiscal year (FY) 2017 on June 30, 2017, with a budget surplus after strong revenue growth, matching lawmakers’ expectations. The strong performance was largely due to payroll withholding and corporate tax collections that were higher than in previous years. The state planned to use the surplus for the water quality improvement fund, deposit to cash reserve and offsetting debt for capital projects. In March 2017, the governor signed the amendments to the 2016–2018 biennial budget into law, which included certain revenue enhancement measures and lower spending for higher education and other savings. Additionally, the amended budget included a conservative revenue growth forecast and increased spending to strengthen various programs. In December 2017, the governor proposed amendments to the enacted FY 2018 budget, which would result in additional spending, largely in Medicaid, and a balance that would roll into the 2018–2020 biennium. The governor also released the 2018–2020 biennial budget proposal, which included a below-trend revenue growth forecast, increased spending for Medicaid expansion, education, transportation, workforce development and pay raises for teachers and state employees. The proposal also included funding for core services in priority areas such as health and human services, public safety and veterans’ services as well as provisions for a deposit to the commonwealth’s reserve fund balance.

Virginia’s net tax-supported debt was 2.9% of personal income and $1,486 per capita, compared with the 2.5% and $1,006 national medians, respectively.4 Independent credit rating agency Standard & Poor’s (S&P) affirmed the commonwealth’s general obligation debt rating of AAA, but changed its outlook from stable to negative.5 The rating reflected S&P’s view of Virginia’s strong and diverse economy, strong financial policies and practices, history of proactive and conservative financial management and moderate debt levels. The negative outlook reflected S&P’s opinion of the commonwealth’s recent trends of drawing from reserves rather than implementing

Portfolio Composition

2/28/18

% of Total Investments*
Refunded**	25.9%
Utilities	18.3%
Hospital & Health Care	14.7%
Transportation	14.1%
Higher Education	12.1%
Housing	6.5%
General Obligation	4.2%
Subject to Government Appropriations	2.9%
Other Revenue	1.3%

*Does not include cash and cash equivalents.

**Includes all refunded bonds; the percentage may differ from that in the Credit Quality Composition.

structural reforms. S&P believes that if the commonwealth was to end the biennium with stronger-than-projected reserves and demonstrate sustainable, structural balance, it might lead to a revision of its outlook to stable.

Manager’s Discussion

We used various investment strategies during the 12 months under review as we sought to maximize tax-free income for shareholders. Please read the Investment Strategy and Manager’s Discussion on page 5 for more information.

The Fund holds a very small portion of its assets in Puerto Rico bonds, which decreased in price over the period. Puerto Rico and its municipal issuers continue to experience significant financial difficulties and we continue to monitor developments affecting them.

Thank you for your continued participation in Franklin Virginia Tax-Free Income Fund. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

3. Source: Bureau of Labor Statistics.

4. Source: Moody’s Investors Service, State Government - US: Medians - Total State Debt Remains Essentially Flat in 2017, 5/3/17.

5. This does not indicate S&P’s rating of the Fund.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Performance Summary as of February 28, 2018

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A
1-Year	-0.34%	-4.56%
5-Year	+6.44%	+0.39%
10-Year	+43.91%	+3.26%

Advisor[3]
1-Year	-0.15%	-0.15%
5-Year	+7.05%	+1.37%
10-Year	+45.23%	+3.80%

Share Class	Distribution Rate[4]	Taxable Equivalent Distribution Rate[5]	30-Day Standardized Yield[6]	Taxable Equivalent 30-Day Standardized Yield[5]
A	3.09%	5.78%	1.49%	2.79%
Advisor	3.32%	6.21%	1.66%	3.11%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 73 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

See page 73 for Performance Summary footnotes.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Net Asset Value

Share Class (Symbol)	2/28/18	8/1/17	2/28/17	Change
A (FRVAX)	$10.91	N/A	$11.31	-$0.40
C (FVAIX)	$11.09	N/A	$11.49	-$0.40
R6 (FRVRX)	$10.91	$11.25	N/A	-$0.34
Advisor (FRVZX)	$10.92	N/A	$11.31	-$0.39

Distributions (3/1/17–2/28/18)

Share Class	Net Investment Income
A	$0.3641
C	$0.3008
R6 (8/1/17–2/28/18)	$0.2130
Advisor	$0.3749

Total Annual Operating Expenses9

Share Class
A	0.65%
Advisor	0.55%

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

PERFORMANCE SUMMARY

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a very small portion of its assets in Puerto Rico municipal bonds that have been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Effective 7/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 7/1/09, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 7/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +36.67% and +3.67%.

4. Distribution rate is based on an annualization of the respective class’s February dividend and the maximum offering price (NAV for Advisor Class) per share on 2/28/18.

5. Taxable equivalent distribution rate and yield assume the published rates as of 1/15/18 for the maximum combined effective federal and Virginia personal income tax rate of 46.55%, based on the federal income tax rate of 37.00% plus 3.80% Medicare tax.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Source: Morningstar. The Bloomberg Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.

8. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN VIRGINIA TAX-FREE INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

Share Class	Beginning Account Value 9/1/17	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Ending Account Value 2/28/18	Expenses Paid During Period 9/1/17–2/28/18[1,2]	Net Annualized Expense Ratio[2]

A	$1,000	$985.30	$3.49	$1,021.27	$3.56	0.71%
C	$1,000	$981.90	$6.19	$1,018.55	$6.31	1.26%
R6	$1,000	$985.10	$2.76	$1,022.02	$2.81	0.56%
Advisor	$1,000	$985.80	$3.00	$1,021.77	$3.06	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Financial Highlights

Franklin Alabama Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.16	$11.35	$11.55	$11.18	$11.91

Income from investment operations[b]:
Net investment income[c]	0.35	0.39	0.42	0.44	0.44
Net realized and unrealized gains (losses)	(0.27)	(0.20)	(0.20)	0.37	(0.74)

Total from investment operations	0.08	0.19	0.22	0.81	(0.30)

Less distributions from:
Net investment income	(0.36)	(0.38)	(0.42)	(0.44)	(0.43)
Net realized gains	—	—	—	—	(—)	[d]

Total distributions	(0.36)	(0.38)	(0.42)	(0.44)	(0.43)

Net asset value, end of year	$10.88	$11.16	$11.35	$11.55	$11.18

Total return[e]	0.72%	1.69%	1.99%	7.35%	(2.49)%

Ratios to average net assets
Expenses	0.74%	0.72%	0.71%	0.72%	0.71%
Net investment income	3.16%	3.38%	3.73%	3.83%	3.86%

Supplemental data
Net assets, end of year (000’s)	$208,340	$225,050	$228,212	$224,586	$218,826
Portfolio turnover rate	14.66%	16.81%	10.70%	6.46%	14.44%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.30	$11.49	$11.69	$11.31	$12.04

Income from investment operations[b]:
Net investment income[c]	0.29	0.33	0.37	0.38	0.38
Net realized and unrealized gains (losses)	(0.27)	(0.20)	(0.21)	0.38	(0.74)

Total from investment operations	0.02	0.13	0.16	0.76	(0.36)

Less distributions from:
Net investment income	(0.30)	(0.32)	(0.36)	(0.38)	(0.37)
Net realized gains	—	—	—	—	(—)	[d]

Total distributions	(0.30)	(0.32)	(0.36)	(0.38)	(0.37)

Net asset value, end of year	$11.02	$11.30	$11.49	$11.69	$11.31

Total return[e]	0.16%	1.11%	1.41%	6.77%	(2.99)%

Ratios to average net assets
Expenses	1.29%	1.27%	1.26%	1.27%	1.26%
Net investment income	2.61%	2.83%	3.18%	3.28%	3.31%

Supplemental data
Net assets, end of year (000’s)	$45,422	$55,619	$54,075	$53,424	$49,940
Portfolio turnover rate	14.66%	16.81%	10.70%	6.46%	14.44%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.13

Income from investment operations[b]:
Net investment income[c]	0.22
Net realized and unrealized gains (losses)	(0.26)

Total from investment operations	(0.04)

Less distributions from net investment income	(0.21)

Net asset value, end of year	$10.88

Total return[d]	(0.26)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.66%
Expenses net of waiver and payments by affiliates	0.61%
Net investment income	3.29%

Supplemental data
Net assets, end of year (000’s)	$1,516
Portfolio turnover rate	14.66%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Alabama Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017[a]
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.16	$11.49

Income from investment operations[b]:
Net investment income[c]	0.36	0.18
Net realized and unrealized gains (losses)	(0.27)	(0.33)

Total from investment operations	0.09	(0.15)

Less distributions from net investment income	(0.37)	(0.18)

Net asset value, end of year	$10.88	$11.16

Total return[d]	0.82%	(1.33)%

Ratios to average net assets[e]
Expenses	0.64%	0.62%
Net investment income	3.26%	3.48%

Supplemental data
Net assets, end of year (000’s)	$7,689	$5,149
Portfolio turnover rate	14.66%	16.81%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Alabama Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.7%
Alabama 98.7%
Alabama Federal Aid Highway Finance Authority Special Obligation Revenue, Series A, 5.00%, 6/01/37	$3,000,000	$3,495,360
Alabama Special Care Facilities Financing Authority Birmingham Revenue, Ascension Senior Credit Group, Refunding, Series B, 5.00%, 11/15/46	3,000,000	3,359,160
Alabama State Port Authority Docks Facilities Revenue, Pre-Refunded, 6.00%, 10/01/40	3,000,000	3,330,750
Anniston PBA Building Revenue, Judicial Center Project, AGMC Insured, Pre-Refunded, 5.00%, 3/01/43	4,120,000	4,509,340
Auburn University General Fee Revenue, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,842,575
Baldwin County Board of Education Revenue,
School wts., Refunding, 5.00%, 6/01/24	2,605,000	2,894,650
School wts., Refunding, 5.00%, 6/01/26	2,870,000	3,164,606
School wts., Refunding, 5.00%, 6/01/27	3,015,000	3,323,223
School wts., Refunding, 5.00%, 6/01/31	2,000,000	2,255,620
Bessemer Governmental Utility Services Corp. Water Supply Revenue, Refunding, BAM Insured, 5.00%, 6/01/39	6,000,000	6,737,520
Bessemer Water Revenue, wts., Refunding, AGMC Insured, 5.00%, 1/01/47	2,590,000	2,862,080
Birmingham GO, Capital Appreciation, Series A, 5.00%, 3/01/43	5,000,000	5,514,550
Birmingham Special Care Facilities Financing Authority Health Care Facility Revenue, Children’s Hospital, Assured Guaranty, Pre-Refunded, 6.00%, 6/01/39	4,000,000	4,222,520
Birmingham Water Works Board Water Revenue,
Senior, Refunding, Series A, 4.00%, 1/01/35	4,000,000	4,156,800
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 1/01/39	5,950,000	6,141,411
Series B, 5.00%, 1/01/43	3,745,000	4,120,024
Subordinate, Refunding, Series B, 5.00%, 1/01/43	10,000,000	11,260,000
Butler County IDA Environmental Improvement Revenue, International Paper Co. Projects, Series A, 7.00%, 9/01/32	1,000,000	1,027,140
Calhoun County Board of Education Special Tax School wts. Revenue, BAM Insured, 5.00%, 2/01/46	6,000,000	6,617,280
Chatom IDB Gulf Opportunity Zone Revenue,
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/30	5,250,000	5,592,352
PowerSouth Energy Cooperative, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/37	5,000,000	5,318,750
Cullman GO, wts., Refunding, 5.00%, 7/01/30	1,100,000	1,247,631
Cullman Utilities Board Water Revenue, AGMC Insured, 5.00%, 9/01/41	3,000,000	3,196,230
DCH Health Care Authority Health Care Facilities Revenue, Refunding, 5.00%, 6/01/36	2,000,000	2,196,160
[a]East Alabama Health Care Authority Health Care Facilities Revenue,
Mandatory Put, Series A, Pre-Refunded, 5.25%, 9/01/18	5,000,000	5,097,550
Mandatory Put, Series B, Pre-Refunded, 5.50%, 9/01/18	4,500,000	4,592,250
Gadsden Waterworks and Sewer Board Revenue,
Refunding, AGMC Insured, 5.00%, 6/01/29	1,000,000	1,156,000
Refunding, AGMC Insured, 5.00%, 6/01/30	1,000,000	1,150,560
Homewood Educational Building Authority Revenue, Educational Facilities, Samford University, Series A, AGMC Insured, 5.00%, 12/01/41	10,000,000	10,883,000
Homewood GO, Capital Improvement wts., Pre-Refunded, 5.00%, 9/01/42	4,000,000	4,535,760
Huntsville GO, wts., Series B, 5.00%, 5/01/38	4,775,000	5,549,075
Huntsville Water System Revenue, wts., 5.00%, 11/01/35	4,000,000	4,542,480
Infirmary Health System Special Care Facilities Financing Authority of Mobile Revenue, Infirmary Health System Inc., Series A, 5.00%, 2/01/41	3,000,000	3,242,280
Jacksonville State University Tuition and Fee Revenue, Refunding, AGMC Insured, 5.00%, 12/01/36	5,000,000	5,672,100
Leeds Public Educational Building Authority Educational Facilities Revenue, Assured Guaranty, Pre- Refunded, 5.125%, 4/01/33	3,630,000	3,641,253
Limestone County Water and Sewer Authority Water Revenue,
AGMC Insured, 5.00%, 12/01/39	3,750,000	3,919,650
Refunding, Series B, BAM Insured, 5.00%, 12/01/43	5,920,000	6,665,032

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STATEMENT OF INVESTMENTS

Franklin Alabama Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Alabama (continued)
Madison County Board of Education Capital Outlay Revenue, Tax Anticipation wts., Assured Guaranty, Pre-Refunded, 5.125%, 9/01/34	$600,000	$611,490
Madison GO, wts., Series A, 5.00%, 4/01/37	2,590,000	2,900,619
Madison Water and Wastewater Board Water and Sewer Revenue, Refunding, 5.00%, 12/01/41	4,610,000	5,178,644
Marshall County Board of Education Special Tax, School wts., AGMC Insured, 4.00%, 3/01/41	2,510,000	2,551,264
Mobile County GO, wts., 5.00%, 8/01/36	1,170,000	1,338,960
Mobile Public Educational Building Authority Revenue, Limited Obligation School, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/33	1,500,000	1,500,000
Mobile Water and Sewer Commissioners Water and Sewer Revenue, Refunding, 5.00%, 1/01/36	10,000,000	11,020,400
Morgan County Board of Education Capital Outlay School wts. Revenue,
Pre-Refunded, 5.00%, 3/01/35	4,300,000	4,848,122
Refunding, 5.00%, 3/01/35	2,720,000	3,000,051
Opelika Utilities Board Utility Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/37	3,000,000	3,179,280
Refunding, 4.00%, 6/01/41	2,000,000	2,054,440
Oxford GO, wts., Series C, 5.00%, 10/01/29	1,435,000	1,606,483
Pelham GO, wts., 5.00%, 2/01/34	2,635,000	2,979,526
Phenix City GO, School wts., Series A, 5.00%, 8/01/43	3,000,000	3,300,840
Phenix City Water and Sewer Revenue, wts., Series A, AGMC Insured, 5.00%, 8/15/40	2,000,000	2,127,060
Selma IDBR,
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.80%, 5/01/34	3,000,000	3,253,470
Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.375%, 12/01/35	3,000,000	3,323,580
Talladega County Board of Education Special Tax School wts. Revenue, Sales Tax, Refunding, BAM Insured, 5.00%, 11/01/39	2,000,000	2,253,420
Troy Public Educational Building Authority Educational Facilities Revenue,
AGMC Insured, 5.25%, 12/01/40	295,000	318,110
AGMC Insured, Pre-Refunded, 5.25%, 12/01/40	1,705,000	1,868,185
Trussville GO,
wts., Series B, 5.00%, 10/01/39	1,895,000	2,120,391
wts., Series B, Pre-Refunded, 5.00%, 10/01/39	1,105,000	1,271,015
Tuscaloosa City Board of Education School Tax wts. Revenue, 5.00%, 8/01/41	4,000,000	4,514,720
Tuscaloosa County Board of Education Special Tax, School wts., 4.00%, 2/01/47	5,000,000	5,071,100
Tuscaloosa Public Educational Building Authority Student Housing Revenue, Ridgecrest Student Housing LLC, University of Alabama Ridgecrest Residential Project, Assured Guaranty, Pre-Refunded, 6.75%, 7/01/38	5,000,000	5,088,600
University of Alabama at Birmingham Medicine Finance Authority Revenue, Refunding, Series B, 5.00%, 9/01/29	5,000,000	5,851,450
University of Alabama General Revenue, University of Alabama at Birmingham, Refunding, Series D-2, 5.00%, 10/01/37	7,520,000	8,397,885
University of Montevallo Revenue, Refunding, BAM Insured, 5.00%, 5/01/42.	2,500,000	2,818,875
University of South Alabama University Facilities Revenue, Capital Improvement, BHAC Insured, Pre- Refunded, 5.00%, 8/01/38	5,000,000	5,076,050

Total Municipal Bonds (Cost $250,644,555) 98.7%		259,456,752
Other Assets, less Liabilities 1.3%		3,511,359

Net Assets 100.0%		$262,968,111

See Abbreviations on page 170.

aThe maturity date shown represents the mandatory put date.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class A

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$10.88	$11.19	$11.38	$11.05	$11.96

Income from investment operations[b]:
Net investment income[c]	0.39	0.43	0.45	0.48	0.46
Net realized and unrealized gains (losses)	(0.39)	(0.31)	(0.20)	0.34	(0.90)

Total from investment operations	—	0.12	0.25	0.82	(0.44)

Less distributions from:
Net investment income	(0.41)	(0.43)	(0.44)	(0.49)	(0.44)
Net realized gains	—	—	—	—	(0.03)

Total distributions	(0.41)	(0.43)	(0.44)	(0.49)	(0.47)

Net asset value, end of year	$10.47	$10.88	$11.19	$11.38	$11.05

Total return[d]	(0.02)%	1.05%	2.32%	7.57%	(3.65)%

Ratios to average net assets
Expenses	0.67% [e]	0.65%	0.64%	0.64%	0.62%
Net investment income	3.63%	3.82%	4.01%	4.25%	4.13%

Supplemental data
Net assets, end of year (000’s)	$536,099	$635,594	$689,641	$725,177	$737,869
Portfolio turnover rate	10.10%	13.84%	5.17%	5.17%	7.39%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class C

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.10	$11.41	$11.59	$11.25	$12.17

Income from investment operations[b]:
Net investment income[c]	0.34	0.37	0.39	0.42	0.41
Net realized and unrealized gains (losses)	(0.40)	(0.32)	(0.19)	0.35	(0.92)

Total from investment operations	(0.06)	0.05	0.20	0.77	(0.51)

Less distributions from:
Net investment income	(0.35)	(0.36)	(0.38)	(0.43)	(0.38)
Net realized gains	—	—	—	—	(0.03)

Total distributions	(0.35)	(0.36)	(0.38)	(0.43)	(0.41)

Net asset value, end of year	$10.69	$11.10	$11.41	$11.59	$11.25

Total return[d]	(0.58)%	0.46%	1.81%	6.94%	(4.19)%

Ratios to average net assets
Expenses	1.22% [e]	1.20%	1.19%	1.19%	1.17%
Net investment income	3.08%	3.27%	3.46%	3.70%	3.58%

Supplemental data
Net assets, end of year (000’s)	$73,237	$90,754	$88,734	$89,809	$89,944
Portfolio turnover rate	10.10%	13.84%	5.17%	5.17%	7.39%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.82

Income from investment operations[b]:
Net investment income[c]	0.24
Net realized and unrealized gains (losses)	(0.33)

Total from investment operations	(0.09)

Less distributions from net investment income	(0.24)

Net asset value, end of year	$10.49

Total return[d]	(0.88)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.58%
Expenses net of waiver and payments by affiliates	0.54%
Net investment income	3.76%

Supplemental data
Net assets, end of year (000’s)	$2,387
Portfolio turnover rate	10.10%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Florida Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017[a]
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.89	$11.23

Income from investment operations[b]:
Net investment income[c]	0.40	0.20
Net realized and unrealized gains (losses)	(0.38)	(0.34)

Total from investment operations	0.02	(0.14)

Less distributions from net investment income	(0.42)	(0.20)

Net asset value, end of year	$10.49	$10.89

Total return[d]	0.17%	(1.25)%

Ratios to average net assets[e]
Expenses	0.57% [f]	0.55%
Net investment income	3.73%	3.92%

Supplemental data
Net assets, end of year (000’s)	$20,467	$10,916
Portfolio turnover rate	10.10%	13.84%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

84	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Florida Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.6%
Florida 96.6%
Alachua County Health Facilities Authority Health Facilities Revenue,
Shands Healthcare Project, Series D-1, Pre-Refunded, 6.50%, 12/01/19	$1,215,000	$1,260,490
Shands Healthcare Project, Series D-1, Pre-Refunded, 6.75%, 12/01/22	1,000,000	1,039,290
Shands Healthcare Project, Series D-2, Pre-Refunded, 6.75%, 12/01/30	5,000,000	5,192,650
Brevard County Health Facilities Authority Health Facilities Revenue,
Health First Inc. Project, Refunding, 5.00%, 4/01/39	5,000,000	5,402,700
Health First Inc. Project, Series B, Pre-Refunded, 7.00%, 4/01/39	2,000,000	2,116,100
Broward County Airport System Revenue, 5.00%, 10/01/47	4,000,000	4,457,120
Broward County Water and Sewer Utility Revenue, Series A, Pre-Refunded, 5.25%, 10/01/34	2,200,000	2,250,732
Central Expressway Authority Revenue,
senior lien, Refunding, BAM Insured, 4.00%, 7/01/41	5,000,000	5,109,300
senior lien, Refunding, Series B, 4.00%, 7/01/40	5,825,000	6,046,466
Citizens Property Insurance Corp. Revenue, Personal Lines Account/Commercial Lines Account, senior secured, Series A-1, 5.00%, 6/01/22	5,000,000	5,601,200
City of Winter Park Water and Sewer Revenue, Improvement, Pre-Refunded, 5.00%, 12/01/34	2,000,000	2,117,720
Clearwater City Water and Sewer Revenue, Series A, Pre-Refunded, 5.25%, 12/01/39	2,000,000	2,128,100
Collier County Educational Facilities Authority Revenue, Hodges University Inc. Project, 5.625%, 11/01/28	2,860,000	3,125,093
Collier County IDA Health Care Facilities Revenue, NCH Healthcare System Project, 6.25%, 10/01/39	5,000,000	5,529,650
Duval County School Board COP, Master Lease Program, Series A, Assured Guaranty, Pre-Refunded, 5.25%, 7/01/35	10,000,000	10,490,600
Escambia County Health Facilities Authority Health Facility Revenue,
Baptist Hospital Inc. Project, Refunding, Series A, 5.75%, 8/15/29	7,195,000	7,732,395
Baptist Hospital Inc. Project, Series A, 6.00%, 8/15/36	11,000,000	11,871,090
Florida Higher Educational Facilities Financing Authority Revenue,
Bethune-Cookman University Inc. Project, Refunding, 5.375%, 7/01/32	3,500,000	3,680,775
Nova Southeastern University Project, 6.375%, 4/01/31	2,750,000	3,052,775
Rollins College Project, Pre-Refunded, 5.00%, 12/01/37.	10,000,000	10,862,100
The University of Tampa Project, Refunding, Series A, 5.25%, 4/01/42	2,000,000	2,201,440
Florida State Board of Education GO,
Public Education Capital Outlay, Refunding, Series C, 4.00%, 6/01/35	5,340,000	5,679,197
Public Education Capital Outlay, Refunding, Series D, 6.00%, 6/01/23	15,000,000	17,982,450
Public Education Capital Outlay, Refunding, Series F, 4.00%, 6/01/37	8,000,000	8,472,320
Public Education Capital Outlay, Series A, Pre-Refunded, 5.50%, 6/01/38	5,000,000	5,101,600
Public Education Capital Outlay, Series H, 5.00%, 6/01/40	7,295,000	7,793,321
Florida State Governmental Utility Authority Revenue, Lehigh Utility System, Pre-Refunded, 5.25%, 10/01/40	5,000,000	5,599,200
Florida State Mid-Bay Bridge Authority Revenue,
Exchangeable, Series D, ETM, 6.10%, 10/01/22	3,545,000	4,081,997
first senior lien, Refunding, Series A, 5.00%, 10/01/40	5,000,000	5,498,950
Series A, ETM, 6.875%, 10/01/22	6,000,000	6,724,440
Florida State Municipal Loan Council Revenue, Series D, AGMC Insured, 5.50%, 10/01/41	3,750,000	4,171,050
Florida State Municipal Power Agency Revenue,
All-Requirements Power Supply Project, Series A, 5.00%, 10/01/31	950,000	967,908
All-Requirements Power Supply Project, Series A, Pre-Refunded, 5.00%, 10/01/31	5,050,000	5,159,130
All-Requirements Power Supply Project, Series A, Pre-Refunded, 6.25%, 10/01/31	2,000,000	2,147,800
Stanton Project, Refunding, 5.50%, 10/01/19	1,000,000	1,062,070
Fort Pierce Capital Improvement Revenue, Refunding, Series A, Assured Guaranty, 6.00%, 9/01/32	1,500,000	1,532,175
Fort Pierce Utilities Authority Revenue,
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/20	3,090,000	2,907,721
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/21	2,585,000	2,361,630
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/22	3,090,000	2,726,616

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Fort Pierce Utilities Authority Revenue, (continued)
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/23	$3,060,000	$2,605,804
Capital Appreciation, Series B, AMBAC Insured, zero cpn., 10/01/24	2,560,000	2,101,734
Greater Orlando Aviation Authority Airport Facilities Revenue,
Priority Subordinated, Series A, 5.00%, 10/01/47	5,000,000	5,545,700
Series A, 5.00%, 10/01/39	5,000,000	5,380,600
Series C, Pre-Refunded, 5.00%, 10/01/39	4,250,000	4,481,413
Halifax Hospital Medical Center Hospital Revenue,
Daytona Beach, Refunding, 5.00%, 6/01/46	4,250,000	4,547,968
Daytona Beach, Refunding and Improvement, 5.00%, 6/01/36	2,500,000	2,725,350
Daytona Beach, Series B-1, AGMC Insured, Pre-Refunded, 5.50%, 6/01/38	5,000,000	5,051,150
Hialeah Housing Authority Revenue, Affordable Housing Program, Refunding, GNMA Secured, 5.30%, 12/20/18	155,000	155,440
Hillsborough County Aviation Authority Revenue, Tampa International Airport, Customer Facility Charge, Series A, 5.00%, 10/01/44	5,000,000	5,489,650
Hillsborough County IDA, PCR, Tampa Electric Co. Project, Series A, 5.65%, 5/15/18	6,500,000	6,553,105
Jacksonville Sales Tax Revenue, Better Jacksonville, Refunding, 5.00%, 10/01/30	2,000,000	2,215,100
Lakeland Hospital Revenue, Lakeland Regional Health Systems, 5.00%, 11/15/45	12,300,000	13,293,963
Martin County Health Facilities Authority Hospital Revenue, Martin Memorial Medical Center, 5.50%, 11/15/42	2,100,000	2,281,041
Melbourne Water and Sewer Improvement Revenue, Capital Appreciation, FGIC Insured, ETM, zero cpn., 10/01/26	1,500,000	1,190,640
Melbourne Water and Sewer Revenue,
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/22	1,785,000	1,562,339
Capital Appreciation, Refunding, Series B, NATL Insured, zero cpn., 10/01/26	4,500,000	3,369,600
Miami Beach RDA Tax Increment Revenue, City Center/Historic Convention Village, Refunding, Series A, AGMC Insured, 5.00%, 2/01/40	5,000,000	5,627,500
Miami Beach Stormwater Revenue, 5.00%, 9/01/41	10,000,000	11,163,200
Miami Beach Water and Sewer Revenue, Refunding, 5.00%, 9/01/47	10,000,000	11,341,500
Miami Health Facilities Authority Revenue, Miami Jewish Health Systems Inc. Project, Refunding, 5.125%, 7/01/46	2,250,000	2,454,525
Miami Parking System Revenue, Refunding, Assured Guaranty, 5.00%, 10/01/39	4,000,000	4,176,800
Miami Special Obligation Revenue,
Parking, Marlins Stadium Project, Series A, AGMC Insured, 5.25%, 7/01/35	5,000,000	5,358,600
Street and Sidewalk Improvement Program, 5.625%, 1/01/39	15,000,000	15,466,650
Miami-Dade County Aviation Revenue,
Miami International Airport, Hub of the Americas, Refunding, Series A, 5.50%, 10/01/36	5,000,000	5,290,150
Miami International Airport, Refunding, Series A, 5.375%, 10/01/35	7,500,000	8,145,300
Miami International Airport, Refunding, Series B, 5.00%, 10/01/37	10,000,000	11,186,100
Miami International Airport, Refunding, Series B, 5.00%, 10/01/40	5,000,000	5,592,900
Miami-Dade County Expressway Authority Toll System Revenue, Series A, 5.00%, 7/01/40	18,770,000	19,943,876
Miami-Dade County GO, Building Better Communities Program, Series B-1, Pre-Refunded, 5.75%, 7/01/33	5,000,000	5,073,850
Miami-Dade County Health Facilities Authority Hospital Revenue,
Miami Children’s Hospital Project, Series A, 6.125%, 8/01/42	1,055,000	1,141,120
Miami Children’s Hospital Project, Series A, Pre-Refunded, 6.125%, 8/01/42	2,945,000	3,248,188
Nicklaus Children’s Hospital Project, Refunding, 5.00%, 8/01/42	3,000,000	3,330,690
Nicklaus Children’s Hospital Project, Refunding, 4.00%, 8/01/47	3,500,000	3,487,890
Miami-Dade County School Board COP, Master Lease Purchase Agreement, Series A, Assured Guaranty, Pre-Refunded, 5.375%, 2/01/34	5,000,000	5,181,650
Miami-Dade County School District GO, School, 5.00%, 3/15/43	2,465,000	2,720,497
Miami-Dade County Seaport Revenue, Series A, 6.00%, 10/01/38	10,000,000	11,608,700

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
Miami-Dade County Transit System Sales Surtax Revenue, 5.00%, 7/01/42	$15,000,000	$16,413,450
Miami-Dade County Water and Sewer System Revenue,
Assured Guaranty, Pre-Refunded, 5.00%, 10/01/39	10,000,000	10,864,000
Refunding, Series A, 5.00%, 10/01/42	10,000,000	11,084,600
North Sumter County Utility Dependent District Utility Revenue, 5.75%, 10/01/43	5,000,000	5,467,900
Orange County Health Facilities Authority Revenue,
Hospital, Orlando Health Inc., Series A, 5.00%, 10/01/42	10,000,000	10,857,500
Hospital, Orlando Health Obligated Group, Refunding, Series A, 5.00%, 10/01/39	5,500,000	6,060,560
Hospital, Orlando Health Obligated Group, Series B, AGMC Insured, Pre-Refunded, 5.00%, 12/01/32	5,000,000	5,129,622
Hospital, Orlando Regional Healthcare System, Series C, Pre-Refunded, 5.25%, 10/01/35	4,000,000	4,089,880
Presbyterian Retirement Communities Project, 5.00%, 8/01/41	5,000,000	5,491,150
Orange County School Board COP, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/34	10,000,000	10,561,700
Orlando-Orange County Expressway Authority Revenue,
Refunding, Series A, 5.00%, 7/01/35	8,330,000	9,244,384
senior lien, AMBAC Insured, ETM, 7.625%, 7/01/18	90,000	91,853
Series A, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,387,250
Series C, Pre-Refunded, 5.00%, 7/01/35	4,000,000	4,300,280
Series C, Pre-Refunded, 5.00%, 7/01/40	2,755,000	2,961,818
Palm Beach County Health Facilities Authority Revenue, Lifespace Communities Inc., Refunding, Series B, 5.00%, 5/15/47	5,000,000	5,459,700
Palm Beach County Solid Waste Authority Revenue, Improvement, Series B, Pre-Refunded, 5.50%, 10/01/25	5,000,000	5,122,500
Palm Beach County Water and Sewer Revenue, 5.00%, 10/01/40	5,000,000	5,254,550
Panama City Beach Utility Revenue, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	3,000,000	3,129,960
Port St. Lucie Utility System Revenue,
Assured Guaranty, Pre-Refunded, 5.25%, 9/01/35	1,775,000	1,809,630
Refunding, Assured Guaranty, 5.25%, 9/01/35	225,000	229,187
Sarasota County Health Facilities Authority Revenue,
Retirement Facility, Improvement, Village On The Isle Project, Refunding, 5.00%, 1/01/32	1,100,000	1,205,490
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/37	1,350,000	1,473,930
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/42	1,600,000	1,742,448
Retirement Facility, Improvement, Village On The Isle Project, Series A, 5.00%, 1/01/47	2,450,000	2,660,014
South Lake County Hospital District Revenue, South Lake Hospital Inc., Refunding, 5.25%, 10/01/34	5,000,000	5,280,800
South Miami Health Facilities Authority Hospital Revenue,
Baptist Health South Florida, Refunding, 4.00%, 8/15/42	5,000,000	5,015,550
Baptist Health South Florida, Refunding, 5.00%, 8/15/42	6,500,000	7,251,140
St. Petersburg Public Utilities Revenue, Series A, Pre-Refunded, 5.00%, 10/01/36	3,180,000	3,353,151
Sunrise Utilities System Revenue,
AMBAC Insured, Pre-Refunded, 5.20%, 10/01/22	1,050,000	1,120,161
Refunding, AMBAC Insured, 5.20%, 10/01/22	1,500,000	1,533,360
Tamarac Utility System Revenue, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/39	1,585,000	1,671,303
Tampa Bay Water Regional Water Supply Authority Utility System Revenue,
5.00%, 10/01/38	10,000,000	11,272,200
Pre-Refunded, 5.00%, 10/01/38.	5,000,000	5,108,050
Tampa Health System Revenue, Baycare, Series A, 4.00%, 11/15/46	5,000,000	5,024,100
Tampa Hospital Revenue, H. Lee Moffitt Cancer Center Project, Refunding, Series B, 5.00%, 7/01/37	5,000,000	5,511,050
Tampa Sports Authority Revenue,
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.05%, 10/01/20	1,090,000	1,142,549
Guaranteed Package, Tampa Bay Arena Project, NATL Insured, 6.10%, 10/01/26	2,695,000	3,131,725
Tampa-Hillsborough County Expressway Authority Revenue, 5.00%, 7/01/47	5,000,000	5,656,200

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Florida Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Florida (continued)
University of North Florida FICO Revenue, Capital Improvement, Housing Project, Refunding, AGMC Insured, 5.00%, 11/01/35	$5,000,000	$5,611,750
Volusia County Educational Facility Authority Revenue,
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/42	1,500,000	1,695,450
Educational Facilities, Embry-Riddle Aeronautical University Inc. Project, Refunding, 5.00%, 10/15/47	3,500,000	3,937,710

		610,737,249

U.S. Territories 2.0%
Puerto Rico 2.0%
[a]Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/42	10,000,000	3,762,500
Series XX, 5.25%, 7/01/40	10,000,000	3,762,500
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	5,900,000	4,919,125

		12,444,125

Total Municipal Bonds before Short Term Investments (Cost $603,559,805)		623,181,374

Short Term Investments (Cost $2,400,000) 0.4%
Municipal Bonds 0.4%
Florida 0.4%
[b]St. Lucie County PCR, Florida Power and Light Co. Project, Refunding, Daily VRDN and Put, 1.17%, 9/01/28	2,400,000	2,400,000

Total Investments (Cost $605,959,805) 99.0%		625,581,374
Other Assets, less Liabilities 1.0%		6,607,837

Net Assets 100.0%		$632,189,211

See Abbreviations on page 170.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

88	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Georgia Tax-Free Income Fund

		Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class A

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.99	$12.32	$12.46	$12.02	$12.80

Income from investment operations[b]:
Net investment income[c]	0.39	0.42	0.45	0.46	0.46
Net realized and unrealized gains (losses)	(0.33)	(0.33)	(0.14)	0.44	(0.78)

Total from investment operations	0.06	0.09	0.31	0.90	(0.32)

Less distributions from net investment income	(0.40)	(0.42)	(0.45)	(0.46)	(0.46)

Net asset value, end of year	$11.65	$11.99	$12.32	$12.46	$12.02

Total return[d]	0.46%	0.69%	2.56%	7.57%	(2.47)%

Ratios to average net assets
Expenses	0.69% [e]	0.67%	0.67%	0.67%	0.66%
Net investment income	3.25%	3.36%	3.67%	3.73%	3.83%

Supplemental data
Net assets, end of year (000’s)	$363,390	$428,301	$429,103	$410,603	$391,837
Portfolio turnover rate	9.33%	8.34%	4.92%	11.89%	5.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	89

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

		Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class C
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$12.16	$12.49	$12.63	$12.17	$12.96
Income from investment operations[b]:
Net investment income[c]	0.33	0.35	0.39	0.40	0.40
Net realized and unrealized gains (losses)	(0.33)	(0.33)	(0.15)	0.45	(0.80)

Total from investment operations	—	0.02	0.24	0.85	(0.40)

Less distributions from net investment income	(0.33)	(0.35)	(0.38)	(0.39)	(0.39)

Net asset value, end of year	$11.83	$12.16	$12.49	$12.63	$12.17

Total return[d]	(0.02)%	0.12%	1.97%	7.06%	(3.06)%

Ratios to average net assets
Expenses	1.24% [e]	1.22%	1.22%	1.22%	1.21%
Net investment income	2.70%	2.81%	3.12%	3.18%	3.28%

Supplemental data
Net assets, end of year (000’s)	$109,722	$128,544	$126,117	$123,265	$112,533
Portfolio turnover rate	9.33%	8.34%	4.92%	11.89%	5.87%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

90	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.94
Income from investment operations[b]:
Net investment income[c]	0.24
Net realized and unrealized gains (losses)	(0.29)
Total from investment operations	(0.05)
Less distributions from net investment income	(0.23)
Net asset value, end of year	$11.66

Total return[d]	(0.40)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	4.47%
Expenses net of waiver and payments by affiliates	0.55%
Net investment income	3.39%

Supplemental data
Net assets, end of year (000’s)	$5
Portfolio turnover rate	9.33%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	91

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Georgia Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.99	$12.41
Income from investment operations[b]:
Net investment income[c]	0.40	0.20
Net realized and unrealized gains (losses)	(0.32)	(0.43)
Total from investment operations	0.08	(0.23)
Less distributions from net investment income	(0.41)	(0.19)
Net asset value, end of year	$11.66	$11.99
Total return[d]	0.64%	(1.82)%

Ratios to average net assets[e]
Expenses	0.59% [f]	0.57%
Net investment income	3.35%	3.46%

Supplemental data
Net assets, end of year (000’s)	$35,389	$21,454
Portfolio turnover rate	9.33%	8.34%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

92	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Georgia Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.0%
Georgia 98.6%
Athens Housing Authority Revenue,
Refunding, 5.00%, 6/15/36	$2,390,000	$2,716,665
Refunding, 4.00%, 6/15/40	5,000,000	5,148,500
Athens-Clarke County Unified Government Development Authority Revenue,
UGAREF Central Precinct LLC Project, Refunding, 4.00%, 6/15/32	2,180,000	2,301,099
UGAREF Central Precinct LLC Project, Refunding, 5.00%, 6/15/33	1,000,000	1,148,100
Athens-Clarke County Unified Government Water and Sewerage Revenue,
Pre-Refunded, 5.625%, 1/01/33	10,000,000	10,352,500
Pre-Refunded, 5.50%, 1/01/38	5,000,000	5,171,100
Atlanta Airport General Revenue,
Refunding, Series B, 5.00%, 1/01/42	2,000,000	2,191,460
Refunding, Series C, 6.00%, 1/01/30	6,000,000	6,709,860
Series A, 5.00%, 1/01/40	9,000,000	9,494,370
Atlanta Airport Passenger Facility Charge Revenue,
General, sub. lien, Refunding, Series A, 5.00%, 1/01/33	4,005,000	4,547,277
General, sub. lien, Refunding, Series A, 5.00%, 1/01/34	3,250,000	3,686,280
Atlanta and Fulton County Recreation Authority Revenue,
Park Improvement, Refunding, Series A, 5.00%, 12/01/35	3,530,000	4,008,950
Zoo Atlanta Parking Facility Project, 5.00%, 12/01/35	1,540,000	1,791,497
The Atlanta Development Authority Revenue,
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/40	7,750,000	8,856,622
New Downtown Atlanta Stadium Project, senior lien, Series A-1, 5.25%, 7/01/44	3,000,000	3,417,810
Tuff Yamacraw LLC Project, Refunding, Series A, AMBAC Insured, 5.00%, 1/01/26	2,555,000	2,751,888
Atlanta Development Authority Student Housing Facilities Revenue, Piedmont/Ellis LLC University Commons Project Located on the Campus of Georgia State University, Pre-Refunded, 5.00%, 9/01/32	2,000,000	2,290,700
Atlanta GO, Assured Guaranty, Pre-Refunded, 5.25%, 12/01/23	2,000,000	2,128,100
Atlanta Tax Allocation, Beltline Project, Refunding, Series B, 5.00%, 1/01/31	1,780,000	2,024,697
Atlanta Water and Wastewater Revenue,
Refunding, 5.00%, 11/01/43	10,000,000	11,252,800
Series A, AGMC Insured, 5.50%, 11/01/27	5,000,000	5,989,300
Series A, Pre-Refunded, 6.00%, 11/01/28	5,055,000	5,422,094
[a,b]Baldwin County Hospital Authority Revenue,
Oconee Regional Medical Center, 5.25%, 12/01/22	2,500,000	25
Oconee Regional Medical Center, 5.375%, 12/01/28	2,000,000	20
Bartow-Catersville Joint Development Authority Revenue, GHC Student Center LLC Project, AGMC Insured, 5.00%, 6/15/36	4,155,000	4,501,111
Bibb County Development Authority Revenue, Macon State College Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/40	5,000,000	5,475,400
Bleckley-Dodge County Joint Development Authority Student Housing Facilities Revenue, MGC Real Estate Foundation II LLC Project, 5.00%, 7/01/33	3,500,000	3,535,805
Brunswick and Glynn County Joint Water and Sewer Commission Revenue, Refunding, Series C, AGMC Insured, 5.00%, 6/01/33	2,045,000	2,173,978
Buford GO, Refunding, Series C, 4.00%, 1/01/43	5,000,000	5,165,250
Bulloch County Development Authority Student Housing Revenue, Georgia Southern University Housing Foundation Five LLC Project, AGMC Insured, 5.00%, 7/01/36	2,055,000	2,227,723
Burke County Development Authority PCR, Oglethorpe Power Corp. Vogtle Project, Refunding, Series D, 4.125%, 11/01/45	7,000,000	6,891,710
Carroll City-County Hospital Authority Revenue,
Anticipation Certificates, Tanner Medical Center Inc. Project, 5.00%, 7/01/41	2,000,000	2,218,700
Anticipation Certificates, Tanner Medical Center Inc. Project, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,393,250
Anticipation Certificates, Tanner Medical Center Inc. Project, Refunding, Series B, 4.00%, 7/01/34	1,535,000	1,589,984

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STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Carroll City-County Hospital Authority Revenue, (continued)
Anticipation Certificates, Tanner Medical Center Inc. Project, Refunding, Series B, 4.00%, 7/01/36	$1,445,000	$1,489,376
Carrollton Payroll Development Authority Revenue, UWG Athletic Complex LLC Project, Anticipation Certificates, Refunding, AGMC Insured, 5.00%, 6/15/37	3,140,000	3,530,647
Cherokee County School System GO, 5.00%, 2/01/33	3,000,000	3,422,310
Cherokee County Water and Sewerage Authority Revenue, NATL Insured, 6.90%, 8/01/18	10,000	10,045
Clayton County Development Authority Revenue, Tuff Archives LLC-Secretary of State of Georgia Project, Refunding, 5.00%, 7/01/33	5,000,000	5,566,350
Clayton County Development Authority Student Housing Revenue, CSU Foundation Real Estate II LLC Project, AGMC Insured, 5.00%, 7/01/36	3,000,000	3,247,140
Clayton County Hospital Authority Revenue,
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.00%, 8/01/30	2,000,000	2,152,940
Anticipation Certificates, Southern Regional Medical Center Project, Series A, Pre-Refunded, 5.25%, 8/01/35	1,000,000	1,082,360
Clayton County Urban RDAR, Clayton County Project, Refunding, 5.00%, 2/01/28	1,285,000	1,426,851
Cobb County Development Authority Revenue,
Georgia Tech Cobb Research Campus, Series A, 4.00%, 6/01/42	1,600,000	1,647,344
Georgia Tech Cobb Research Campus, Series A, 5.00%, 6/01/49	2,670,000	3,013,175
Cobb County Development Authority Student Housing Revenue, Kennesaw State University Real Estate Foundations Projects, Senior, Refunding, Series A, 5.00%, 7/15/38	2,000,000	2,209,720
Cobb County Development Authority Student Recreation and Activities Center Revenue,
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/35	2,500,000	2,744,075
KSU SRAC Real Estate Foundation LLC Project, 5.00%, 7/15/38	2,500,000	2,738,650
Columbus Water and Sewerage Revenue, Series A, 5.00%, 5/01/33	1,030,000	1,169,915
Coweta County Development Authority Revenue, Piedmont Healthcare Inc. Project, 5.00%, 6/15/40	5,000,000	5,331,800
Dahlonega Water and Wastewater Revenue,
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 9/01/30	1,750,000	1,784,143
Series A, Assured Guaranty, Pre-Refunded, 5.50%, 9/01/37	5,000,000	5,103,750
Dalton-Whitfield County Joint Development Authority Revenue, Hamilton Health Care System Obligated Group, 4.00%, 8/15/41	3,000,000	3,024,510
Decatur Urban RDAR, City of Decatur Projects, Series A, 5.00%, 1/01/38	6,195,000	6,889,459
DeKalb County Water and Sewerage Revenue,
Refunding, Series B, AGMC Insured, 5.00%, 10/01/35	10,655,000	12,282,445
Second Resolution, Series A, 5.25%, 10/01/41	11,425,000	12,647,361
DeKalb Newton and Gwinnett County Joint Development Authority Revenue,
GGC Student Center LLC Project, Pre-Refunded, 5.50%, 7/01/34	3,000,000	3,157,020
GGCF Athletic Fields LLC Project, Series A, AGMC Insured, 5.00%, 7/01/39	5,000,000	5,477,550
DeKalb Private Hospital Authority Revenue, Anticipation Certificates, Children’s Healthcare of Atlanta Inc. Project, Refunding, 5.25%, 11/15/39	5,000,000	5,277,450
Fairburn GO, AGMC Insured, Pre-Refunded, 5.75%, 12/01/31	2,000,000	2,284,960
Floyd County Hospital Authority Revenue, Anticipation Certificates, Floyd Medical Center Project, Refunding, Series A, 4.00%, 7/01/43	7,735,000	7,800,438
Forsyth County School District GO, 5.00%, 2/01/28	1,500,000	1,712,910
Fulton County Development Authority Hospital Revenue, Anticipation Certificates, Wellstar Health System Inc. Project, Series A, 5.00%, 4/01/47	1,000,000	1,103,520
Fulton County Development Authority Revenue,
AMC Campus Project I LLC Project, AGMC Insured, 5.00%, 6/15/37	3,075,000	3,325,059
Georgia Tech Facilities Inc. Project, Refunding, Series A, 5.00%, 6/01/34	4,000,000	4,153,000
Georgia Tech Facilities Inc. Project, Series A, 5.00%, 6/01/41	3,500,000	3,734,290
Morehouse College Project, Refunding, AMBAC Insured, 5.00%, 12/01/27	5,000,000	5,008,350

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STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Fulton County Development Authority Revenue, (continued)
Piedmont Healthcare Inc. Project, Refunding, Series A, 5.00%, 7/01/44	$10,000,000	$10,939,700
Piedmont Healthcare Inc. Project, Series A, Pre-Refunded, 5.25%, 6/15/37	5,000,000	5,242,450
Fulton County GO, Library Bond, 4.00%, 7/01/40	5,000,000	5,213,550
Fulton County Residential Care Facilities Elderly Authority Retirement Facility Revenue, Lenbrook Square Foundation Inc. Project, Refunding, 5.00%, 7/01/42	5,500,000	5,995,330
Gainesville and Hall County Hospital Authority Revenue,
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.375%, 2/15/40	1,245,000	1,321,368
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Refunding, Series A, 5.00%, 2/15/42	7,000,000	7,727,300
Anticipation Certificates, Northeast Georgia Health System Inc. Project, Series A, Pre-Refunded, 5.375%, 2/15/40	3,755,000	4,023,407
Georgia Municipal Electric Authority Revenue,
Plant Vogtle Units 3 and 4 Project J, Series A, 5.50%, 7/01/60	3,000,000	3,323,460
Power, Series GG, 5.00%, 1/01/39	7,000,000	7,681,030
Project One, Subordinated, Refunding, Series D, 5.50%, 1/01/26	1,390,000	1,408,640
Project One, Subordinated, Series D, Pre-Refunded, 5.50%, 1/01/26	3,610,000	3,658,555
Georgia State GO, Series A-2, 4.00%, 2/01/36	10,000,000	10,858,400
Georgia State HFAR, SFM, Series A, 3.80%, 12/01/37	5,000,000	5,027,850
Georgia State Higher Education Facilities Authority Revenue,
USG Real Estate Foundation I LLC Project, Assured Guaranty, Pre-Refunded, 5.625%, 6/15/38	3,000,000	3,037,020
USG Real Estate Foundation I LLC Project, Pre-Refunded, 6.00%, 6/15/34	5,000,000	5,067,050
Georgia State Municipal Gas Authority Revenue,
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/25	2,500,000	2,794,125
Gas Portfolio III Project, Refunding, Series S, 5.00%, 10/01/26	2,500,000	2,794,125
Glynn-Brunswick Memorial Hospital Authority Revenue,
Anticipation Certificates, Southeast Georgia Health System Project, 5.00%, 8/01/47	5,000,000	5,442,050
Anticipation Certificates, Southeast Georgia Health System Project, Series A, 5.625%, 8/01/34	530,000	537,383
Anticipation Certificates, Southeast Georgia Health System Project, Series A, Pre-Refunded, 5.625%, 8/01/34	4,470,000	4,547,599
Griffin Combined Public Utility Revenue, Refunding, AGMC Insured, 5.00%, 1/01/24	2,525,000	2,823,884
Gwinnett County Development Authority COP,
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/22	3,000,000	3,364,800
Gwinnett County Public Schools Project, Refunding, NATL Insured, 5.25%, 1/01/24	2,000,000	2,329,640
Gwinnett County Hospital Authority Revenue, Anticipation Certificates, Gwinnett Hospital System Inc. Project, Series D, AGMC Insured, 5.50%, 7/01/37	4,000,000	4,167,560
Gwinnett County School District GO, Refunding, 5.00%, 2/01/35	3,000,000	3,462,900
Henry County School District GO, 4.00%, 8/01/33	9,180,000	9,773,579
Hogansville Combined Public Utility System Revenue, Refunding, AGMC Insured, 6.00%, 10/01/23	2,610,000	2,834,747
LaGrange-Troup County Hospital Authority Revenue, Anticipation Certificates, Series A, Pre-Refunded, 5.50%, 7/01/38	4,000,000	4,055,800
Lawrenceville Building Authority Revenue, 5.00%, 4/01/35	2,270,000	2,553,001
Lincoln County School District GO, Pre-Refunded, 5.50%, 4/01/37	2,200,000	2,296,118
Macon Water Authority Revenue, Water and Sewer, 4.00%, 10/01/35	2,810,000	3,101,678
Macon-Bibb County Hospital Authority Revenue, Anticipation Certificates, The Medical Center of Central Georgia Inc. Project, Pre-Refunded, 5.00%, 8/01/35	5,000,000	5,238,800
Main Street Natural Gas Inc. Revenue, Gas Project, Series A, 5.50%, 9/15/27	5,000,000	5,965,850

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STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Georgia (continued)
Medical Center Hospital Authority Revenue,
Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, Assured Guaranty, Pre-Refunded, 6.375%, 8/01/29	$4,000,000	$4,082,600
Anticipation Certificates, Columbus Regional Healthcare System Inc. Project, Refunding, AGMC Insured, 5.00%, 8/01/41	5,000,000	5,254,900
Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue, Third Indenture Series, Series B, 5.00%, 7/01/45	5,000,000	5,720,200
Paulding County Hospital Authority Revenue, Anticipation Certificates, Series A, 5.00%, 4/01/42	3,500,000	3,723,370
Pierce County School District GO, 4.00%, 1/01/43	3,725,000	3,851,017
Private Colleges and Universities Authority Revenue,
Emory University, Refunding, Series A, 5.00%, 9/01/41	8,695,000	9,540,937
Emory University, Refunding, Series A, 5.00%, 10/01/43	5,000,000	5,622,250
Emory University, Refunding, Series B, 5.00%, 9/01/35	10,000,000	10,505,600
Richmond County Hospital Authority Revenue,
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/34	4,460,000	4,613,558
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/35	5,055,000	5,217,923
Anticipation Certificates, University Health Services Inc. Project, Refunding, 4.00%, 1/01/36	3,250,000	3,347,630
Sandy Springs PFAR, City Center Project, 5.00%, 5/01/41	3,000,000	3,424,500
Thomasville Hospital Authority Revenue,
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.25%, 11/01/35	1,000,000	1,092,690
Anticipation Certificates, John D. Archbold Memorial Hospital Inc. Project, Pre-Refunded, 5.375%, 11/01/40	5,000,000	5,479,700
Tift County Hospital Revenue, Anticipation Certificates, Refunding, 5.00%, 12/01/38	2,000,000	2,191,980
Valdosta and Lowndes County Hospital Authority Revenue,
Certificates, South Georgia Medical Center Project, 5.00%, 10/01/33	2,000,000	2,012,940
Certificates, South Georgia Medical Center Project, Series B, 5.00%, 10/01/41	3,000,000	3,198,750
Worth County School District GO, 5.00%, 12/01/42	5,000,000	5,728,200

		501,341,032

U.S. Territories 0.4%
Puerto Rico 0.4%
[b]Puerto Rico Electric Power Authority Power Revenue, Series XX, 5.25%, 7/01/40	5,000,000	1,881,250

Total Municipal Bonds before Short Term Investments (Cost $491,895,233)		503,222,282

Short Term Investments (Cost $100,000) 0.0%†
Municipal Bonds 0.0%†
Georgia 0.0%†
[c]Athens-Clarke County Unified Government Development Authority Revenue, University of Georgia Athletic Assn. Project, Series B, LOC Wells Fargo Bank, Daily VRDN and Put, 1.10%, 7/01/35	100,000	100,000

Total Investments (Cost $491,995,233) 99.0%		503,322,282
Other Assets, less Liabilities 1.0%		5,183,282

Net Assets 100.0%		$508,505,564

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STATEMENT OF INVESTMENTS

Franklin Georgia Tax-Free Income Fund (continued)

See Abbreviations on page 170.

†Rounds to less than 0.1% of net assets.

aFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	97

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Kentucky Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.01	$11.31	$11.52	$11.12	$11.86

Income from investment operations[b]:
Net investment income[c]	0.37	0.40	0.41	0.43	0.43
Net realized and unrealized gains (losses)	(0.24)	(0.30)	(0.21)	0.40	(0.75)

Total from investment operations	0.13	0.10	0.20	0.83	(0.32)

Less distributions from net investment income	(0.37)	(0.40)	(0.41)	(0.43)	(0.42)

Net asset value, end of year	$10.77	$11.01	$11.31	$11.52	$11.12

Total return[d]	1.20%	0.86%	1.82%	7.61%	(2.70)%

Ratios to average net assets
Expenses	0.79%	0.77%	0.76%	0.78%	0.76%
Net investment income	3.40%	3.51%	3.61%	3.81%	3.82%

Supplemental data
Net assets, end of year (000’s)	$150,182	$165,613	$173,093	$168,278	$165,889
Portfolio turnover rate	13.90%	9.14%	5.91%	6.35%	10.56%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Kentucky Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.98

Income from investment operations[b]:
Net investment income[c]	0.23
Net realized and unrealized gains (losses)	(0.22)

Total from investment operations	0.01

Less distributions from net investment income	(0.22)

Net asset value, end of year	$10.77

Total return[d]	0.07%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.70%
Expenses net of waiver and payments by affiliates	0.65%
Net investment income	3.54%

Supplemental data
Net assets, end of year (000’s)	$2,085
Portfolio turnover rate	13.90%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	99

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Kentucky Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017[a]
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.01	$11.35

Income from investment operations[b]:
Net investment income[c]	0.38	0.19
Net realized and unrealized gains (losses)	(0.24)	(0.35)

Total from investment operations	0.14	(0.16)

Less distributions from net investment income	(0.38)	(0.18)

Net asset value, end of year	$10.77	$11.01

Total return[d]	1.30%	(1.36)%

Ratios to average net assets[e]
Expenses	0.69%	0.67%
Net investment income	3.50%	3.61%

Supplemental data
Net assets, end of year (000’s)	$7,438	$6,896
Portfolio turnover rate	13.90%	9.14%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

100	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Kentucky Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 97.3%
Kentucky 97.3%
Ashland Medical Center Revenue, Kings Daughters Medical Center Project, Refunding, Series A, 5.00%, 2/01/40	$1,000,000	$1,059,570
Bowling Green GO, Public Project, Series A, Pre-Refunded, 5.00%, 6/01/38	5,000,000	5,046,250
Boyle County Revenue, Educational Facilities, Centre College of Kentucky, Refunding, 5.00%, 6/01/37	2,000,000	2,210,180
Fayette County School District Finance Corp. Revenue, School Building, Series D, 5.00%, 8/01/34	1,985,000	2,202,516
Glasgow Healthcare Revenue, T.J. Samson Community Hospital Project, 6.45%, 2/01/41	2,000,000	2,142,960
Greater Kentucky Housing Assistance Corp. Mortgage Revenue, Section 8 Assisted Projects, Refunding, Series A, NATL Insured, 6.10%, 1/01/24	185,000	185,500
Jefferson County School District Finance Corp. School Building Revenue, Refunding, Series B, 4.00%, 12/01/26 Kentucky Economic Development Finance Authority Revenue,	3,500,000	3,837,960
Catholic Health Initiatives, Refunding, Series A, 5.00%, 5/01/29	5,670,000	5,816,229
Hospital, Baptist Healthcare System Obligated Group, 5.25%, 8/15/46	5,000,000	5,311,950
Louisville Arena Project, Louisville Arena Authority Inc., Series A, Subseries A-1, Assured Guaranty, Pre-Refunded, 6.00%, 12/01/33	2,000,000	2,023,420
Kentucky Rural Water Finance Corp. Public Project Revenue,
Multimodal, Flexible Term Program, Series A, 5.00%, 2/01/26	485,000	486,402
Multimodal, Flexible Term Program, Series I, 5.00%, 2/01/34	1,010,000	1,012,505
Kentucky State Housing Corp. Conduit MFHR,
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.00%, 4/20/40	2,280,000	2,378,268
Collateral Mortgage Loan, Country Place Apartments Project, GNMA Secured, 5.25%, 4/20/45	1,850,000	1,928,311
Kentucky State Infrastructure Authority Revenue,
Wastewater and Drinking Water Revolving Fund, Series A, 5.00%, 2/01/28	2,000,000	2,228,760
Wastewater and Drinking Water Revolving Fund, Series A, 5.00%, 2/01/31	4,190,000	4,665,900
Kentucky State Municipal Power Agency Power System Revenue, Prairie State Project, Refunding, Series
A, NATL Insured, 5.00%, 9/01/36	3,000,000	3,293,610
Kentucky State Property and Buildings Commission Revenue,
Project No. 90, Pre-Refunded, 5.50%, 11/01/28	4,375,000	4,494,525
Project No. 90, Pre-Refunded, 5.50%, 11/01/28	625,000	642,281
Project No. 108, Refunding, Series A, 5.00%, 8/01/34	3,500,000	3,920,140
Project No. 115, 5.00%, 4/01/38	2,500,000	2,771,025
Project No. 117, Series B, 5.00%, 5/01/26	1,000,000	1,148,510
Project No. 117, Series B, 5.00%, 5/01/27	2,000,000	2,304,480
Kentucky State Turnpike Authority Economic Development Road Revenue,
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/30	2,500,000	2,733,650
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/36	550,000	625,488
Revitalization Projects, Refunding, Series A, 5.00%, 7/01/37	700,000	794,269
Revitalization Projects, Series A, 5.00%, 7/01/32	2,000,000	2,235,300
Revitalization Projects, Series A, 5.00%, 7/01/33	3,000,000	3,404,760
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/28	1,000,000	1,012,140
Revitalization Projects, Series A, Pre-Refunded, 5.00%, 7/01/29	1,000,000	1,045,780
Lexington-Fayette Urban County Airport Board Revenue,
General Airport, Refunding, Series B, 5.00%, 7/01/29	1,185,000	1,324,427
General Airport, Series A, Pre-Refunded, 5.00%, 7/01/27	2,000,000	2,092,920
Lexington-Fayette Urban County Government Public Facilities Corp. Lease Revenue, Eastern State Hospital Project, Refunding, Series A, 5.25%, 6/01/32	3,000,000	3,245,940
Louisville and Jefferson County Metropolitan Sewer District Revenue,
Sewer and Drainage System, Series A, 5.00%, 5/15/27	1,000,000	1,165,000
Sewer and Drainage System, Series A, 4.00%, 5/15/48	5,000,000	5,125,500
Louisville Regional Airport Authority Airport System Revenue, AGMC Insured, Series A, Pre-Refunded, 5.50%, 7/01/38	3,000,000	3,039,840

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STATEMENT OF INVESTMENTS

Franklin Kentucky Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Kentucky (continued)
Louisville/Jefferson County Metro Government Parking Authority Revenue, first mortgage, Series A, Pre-Refunded, 5.375%, 12/01/39	$1,995,000	$2,127,069
Louisville/Jefferson County Metro Government Revenue,
College, Bellarmine University Inc. Project, Refunding and Improvement, 5.00%, 5/01/31	2,000,000	2,202,000
College, Bellarmine University Project, Improvement, Series A, Pre-Refunded, 6.00%, 5/01/38	2,500,000	2,519,575
College, Bellarmine University Project, Refunding and Improvement, Series A, 5.00%, 5/01/36	2,715,000	2,912,815
Morehead State University General Receipts Revenue, Refunding, Series A, 5.00%, 10/01/28	1,910,000	2,135,475
Murray Hospital Facilities Revenue, Murray-Calloway County Public Hospital Corp. Project, 6.375%, 8/01/40	2,500,000	2,627,000
Owen County Waterworks System Revenue,
American Water Co. Project, Series A, 6.25%, 6/01/39	2,000,000	2,110,480
American Water Co. Project, Series A, 5.375%, 6/01/40	2,000,000	2,139,780
American Water Co. Project, Series B, 5.625%, 9/01/39	2,000,000	2,109,460
Owensboro Electric Light and Power System Revenue, Refunding, 4.00%, 1/01/27	1,250,000	1,350,325
Owensboro GO, Public Project, 5.00%, 4/01/41	5,440,000	5,850,774
Paducah Electric Plant Board Revenue,
Refunding, Series A, AGMC Insured, 5.00%, 10/01/34	5,700,000	6,302,148
Series A, Assured Guaranty, Pre-Refunded, 5.25%, 10/01/35	6,500,000	6,759,480
Pikeville Hospital Revenue, Pikeville Medical Center, Improvement and Refunding, 6.50%, 3/01/41	2,875,000	3,156,520
Princeton Electric Plant Board Revenue, Series A, Assured Guaranty, 5.00%, 11/01/37	1,500,000	1,572,990
Pulaski County Public Properties Corp. First Mortgage Revenue, AOC Judicial Facility, Pre-Refunded, 6.00%, 12/01/28	1,000,000	1,034,120
Russell Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/26	4,000,000	4,430,080
Trimble County Environmental Facilities Revenue, Kentucky Utilities Co. Project, Series A, AMBAC Insured, 6.00%, 3/01/37	5,000,000	5,049,950
University of Louisville Revenue,
General Receipts, Series A, 5.00%, 9/01/28	2,220,000	2,442,289
General Receipts, Series D, 5.00%, 3/01/30	4,140,000	4,717,033
Warren County Hospital Facility Revenue, Bowling Green, Warren County, Series A, 5.00%, 10/01/33	1,000,000	1,088,550
Western Kentucky University Revenue, General Receipts, Series A, 5.00%, 5/01/32	1,625,000	1,777,246

Total Municipal Bonds before Short Term Investments (Cost $150,895,130)		155,371,425

Short Term Investments (Cost $3,100,000) 1.9%
Municipal Bonds 1.9%
Kentucky 1.9%
[a]Louisville/Jefferson County Metro Government Health System Revenue, Norton Healthcare Inc., Series B, LOC PNC Bank, Daily VRDN and Put, 1.09%, 10/01/39	3,100,000	3,100,000

Total Investments (Cost $153,995,130) 99.2%		158,471,425
Other Assets, less Liabilities 0.8%		1,232,786

Net Assets 100.0%		$159,704,211

See Abbreviations on page 170.

aVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

102	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Louisiana Tax-Free Income Fund

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.15	$11.50	$11.62	$11.26	$12.04

Income from investment operations[b]:
Net investment income[c]	0.36	0.39	0.43	0.45	0.45
Net realized and unrealized gains (losses)	(0.24)	(0.34)	(0.12)	0.37	(0.80)

Total from investment operations	0.12	0.05	0.31	0.82	(0.35)

Less distributions from net investment income	(0.37)	(0.40)	(0.43)	(0.46)	(0.43)

Net asset value, end of year	$10.90	$11.15	$11.50	$11.62	$11.26

Total return[d]	1.04%	0.43%	2.78%	7.38%	(2.90)%

Ratios to average net assets
Expenses	0.70%	0.68%	0.69%	0.69%	0.67%
Net investment income	3.23%	3.41%	3.77%	3.95%	3.91%

Supplemental data
Net assets, end of year (000’s)	$322,080	$343,042	$335,785	$330,742	$321,748
Portfolio turnover rate	21.83%	16.87%	4.13%	13.28%	16.98%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.32	$11.67	$11.79	$11.41	$12.21

Income from investment operations[b]:
Net investment income[c]	0.30	0.33	0.37	0.40	0.39
Net realized and unrealized gains (losses)	(0.25)	(0.34)	(0.12)	0.37	(0.83)

Total from investment operations	0.05	(0.01)	0.25	0.77	(0.44)

Less distributions from net investment income	(0.30)	(0.34)	(0.37)	(0.39)	(0.36)

Net asset value, end of year	$11.07	$11.32	$11.67	$11.79	$11.41

Total return[d]	0.46%	(0.13)%	2.18%	6.87%	(3.55)%

Ratios to average net assets
Expenses	1.25%	1.23%	1.24%	1.24%	1.22%
Net investment income	2.68%	2.86%	3.22%	3.40%	3.36%

Supplemental data
Net assets, end of year (000’s)	$61,399	$67,154	$68,319	$68,272	$66,262
Portfolio turnover rate	21.83%	16.87%	4.13%	13.28%	16.98%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

104	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.18

Income from investment operations[b]:
Net investment income[c]	0.22
Net realized and unrealized gains (losses)	(0.28)

Total from investment operations	(0.06)

Less distributions from net investment income	(0.22)

Net asset value, end of year	$10.90

Total return[d]	(0.59)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.60%
Expenses net of waiver and payments by affiliates	0.57%
Net investment income	3.36%

Supplemental data
Net assets, end of year (000’s)	$3,683
Portfolio turnover rate	21.83%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	105

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Year Ended February 28,

	2018	2017[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.15	$11.54
Income from investment operations[b]:
Net investment income[c]	0.37	0.19
Net realized and unrealized gains (losses)	(0.24)	(0.40)
Total from investment operations	0.13	(0.21)
Less distributions from net investment income	(0.38)	(0.18)
Net asset value, end of year	$10.90	$11.15

Total return[d]	1.14%	(1.79)%

Ratios to average net assets[e]
Expenses	0.60%	0.58%
Net investment income	3.33%	3.51%

Supplemental data
Net assets, end of year (000’s)	$14,091	$10,259
Portfolio turnover rate	21.83%	16.87%

aFor the period September 15, 2016 (effective date) to February 28, 2017.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

106	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Louisiana Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.4%
Louisiana 98.8%
Alexandria Sales and Use Tax Revenue,
Pre-Refunded, 5.00%, 8/01/26	$1,710,000	$1,770,021
Pre-Refunded, 5.00%, 8/01/27	1,790,000	1,852,829
Pre-Refunded, 5.00%, 8/01/28	1,875,000	1,940,812
Alexandria Utilities Revenue, Series A, 5.00%, 5/01/38	10,000,000	11,035,400
Baton Rouge Public Improvement Sales Tax Revenue,
Refunding, Series A-1, 5.00%, 8/01/30	1,000,000	1,150,930
Refunding, Series A-1, 5.00%, 8/01/31	1,480,000	1,702,192
Bossier City Public Improvement Sales Tax Revenue, Series ST, 5.00%, 12/01/36	1,405,000	1,578,307
Bossier City Utilities Revenue,
BHAC Insured, Pre-Refunded, 5.50%, 10/01/33	5,000,000	5,122,500
Refunding, 5.00%, 10/01/37	5,280,000	5,980,339
Calcasieu Parish Public Trust Authority Student Lease Revenue, McNeese State University Student Housing, Cowboy Facilities Inc. Project, Refunding, AGMC Insured, 5.00%, 5/01/29	2,050,000	2,239,522
Calcasieu Parish School District No. 23 GO, Public School, Refunding, Series A, 5.00%, 2/15/29	1,380,000	1,511,790
East Baton Rouge Mortgage Finance Authority SFMR,
MBS Program, Refunding, Series A-3, GNMA Secured, 5.00%, 10/01/28	320,000	327,744
MBS Program, Series A-2, GNMA Secured, 5.10%, 10/01/40	175,000	177,490
East Baton Rouge Parish Sales Tax Revenue,
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.25%, 8/01/28	1,000,000	1,051,970
Road and Street Improvement, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/30	1,700,000	1,794,265
East Baton Rouge Sewerage Commission Revenue,
Refunding, Series B, 5.00%, 2/01/39	5,000,000	5,600,200
Series A, Pre-Refunded, 5.25%, 2/01/34	2,500,000	2,588,000
Series A, Pre-Refunded, 5.25%, 2/01/39	6,500,000	6,728,800
Greater New Orleans Expressway Commission Toll Revenue, sub. lien, AGMC Insured, 5.00%, 11/01/47	4,000,000	4,514,720
Jefferson Parish Hospital District No. 1 Hospital Revenue, Parish of Jefferson, West Jefferson Medical Center, Series A, Pre-Refunded, 6.00%, 1/01/39	3,105,000	3,456,859
Jefferson Sales Tax District Special Sales Tax Revenue, Parish of Jefferson, Series B, AGMC Insured, 5.00%, 12/01/42	2,250,000	2,562,457
Kenner Consolidated Sewerage District Revenue, AGMC Insured, 5.00%, 11/01/36	4,000,000	4,358,160
Kenner Sales Tax Revenue, Refunding, Series A, 5.00%, 6/01/33	8,605,000	9,549,141
Lafayette Communications System Revenue,
Refunding, AGMC Insured, 5.00%, 11/01/28	1,345,000	1,522,002
Refunding, AGMC Insured, 5.00%, 11/01/31	2,400,000	2,691,456
Lafayette Parish School Board Sales Tax Revenue, 5.00%, 4/01/48	6,000,000	6,789,540
Lafayette Public Improvement Sales Tax Revenue, Pre-Refunded, 5.00%, 3/01/36	1,865,000	2,044,096
Lafayette Public Trust Financing Authority Revenue,
Ragin’ Cajun Facilities Inc. Housing and Parking Project, AGMC Insured, Pre-Refunded, 5.25%, 10/01/30	4,000,000	4,365,480
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 5.75%, 10/01/29	750,000	798,983
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 6.00%, 10/01/34	1,750,000	1,871,100
Ragin’ Cajun Facilities Inc. Project, Assured Guaranty, Pre-Refunded, 6.00%, 10/01/38	1,335,000	1,427,382
Lafayette Utilities Revenue, Pre-Refunded, 5.00%, 11/01/33	5,000,000	5,430,600
Louisiana HFA,
SFMR, Home Ownership Program, Series A, GNMA Secured, 5.50%, 6/01/40	1,450,000	1,471,083
SFMR, Home Ownership Program, Series B, GNMA Secured, 6.125%, 12/01/33	285,000	286,559
Louisiana Local Government Environmental Facilities and CDA Airport Revenue, Monroe Regional Airport Terminal Project, Assured Guaranty, Pre-Refunded, 5.50%, 2/01/39	2,000,000	2,146,800

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana Local Government Environmental Facilities and CDA Revenue,
City of Shreveport, Independence Stadium Project, Pre-Refunded, 5.25%, 3/01/30	$8,845,000	$8,845,000
Delta Campus Facilities Corp. Project, Assured Guaranty, Pre-Refunded, 5.50%, 10/01/27	5,000,000	5,121,000
Denham Springs Sewer District No. 1 Project, Assured Guaranty, Pre-Refunded, 5.00%, 12/01/39	3,750,000	3,970,725
East Ascension Consolidated Gravity Drainage District No. 1 Project, Refunding, BAM Insured, 5.00%, 12/01/40	2,925,000	3,255,993
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/34	2,550,000	2,849,319
East Baton Rouge Sewerage Commission Projects, sub. lien, Series A, 5.00%, 2/01/43	3,000,000	3,283,650
Jefferson Parish Projects, Series A, Pre-Refunded, 5.375%, 4/01/31	2,000,000	2,084,720
LCTCS Act 360 Project, 5.00%, 10/01/32	3,000,000	3,405,660
LCTCS Act 360 Project, 5.00%, 10/01/33	5,000,000	5,660,000
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC Insured, 4.00%, 10/01/33	800,000	836,056
Louisiana Tech University Student Housing, Innovative Student Facilities Inc. Project, Series A, AGMC Insured, 4.00%, 10/01/34	620,000	646,530
McNeese State University Student Parking, Cowboy Facilities Inc. Project, AGMC Insured, 5.00%, 3/01/36	1,800,000	1,955,880
Ragin’ Cajun Facilities Inc., Student Housing and Parking Project, Refunding, AGMC Insured, 5.00%, 10/01/39	2,680,000	3,014,035
Shreveport Airport Cargo Project, Series C, Assured Guaranty, Pre-Refunded, 6.75%, 1/01/24	2,620,000	2,729,909
Shreveport Airport Cargo Project, Series C, Assured Guaranty, Pre-Refunded, 7.00%, 1/01/33	2,500,000	2,610,000
Woman’s Hospital Foundation Project, Refunding, Series A, 5.00%, 10/01/44	9,765,000	10,789,153
Louisiana Public Facilities Authority Hospital Revenue,
Franciscan Missionaries of Our Lady Health System Project, Refunding, Series A, 5.00%, 7/01/35	5,000,000	5,533,000
Franciscan Missionaries of Our Lady Health System Project, Series A, 5.00%, 7/01/47	5,000,000	5,498,750
Franciscan Missionaries of Our Lady Health System Project, Series A, Pre-Refunded, 6.75%, 7/01/39 .	3,500,000	3,735,760
Lafayette General Medical Center Project, Refunding, 5.50%, 11/01/40	5,000,000	5,287,300
Louisiana Public Facilities Authority Revenue,
Archdiocese of New Orleans Project, Refunding, 5.00%, 7/01/37	3,750,000	4,197,450
CHRISTUS Health, Refunding, Series B, Assured Guaranty, 6.50%, 7/01/30.	5,000,000	5,177,750
Loyola University Project, 5.00%, 10/01/41	5,000,000	5,163,400
Loyola University Project, Pre-Refunded, 5.00%, 10/01/39	5,000,000	5,352,850
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/34	30,000	35,677
Ochsner Clinic Foundation Project, Pre-Refunded, 6.75%, 5/15/41	5,000,000	5,741,450
Ochsner Clinic Foundation Project, Pre-Refunded, 5.00%, 5/15/47	20,000	23,785
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/46	10,000,000	10,859,300
Ochsner Clinic Foundation Project, Refunding, 5.00%, 5/15/47	1,730,000	1,882,673
Ochsner Clinic Foundation Project, Series B, ETM, 5.75%, 5/15/23	2,500,000	2,954,200
Tulane University of Louisiana Project, Refunding, Series A, 5.00%, 12/15/41	3,000,000	3,335,280
Tulane University of Louisiana Project, Refunding, Series A, 4.00%, 12/15/50	2,000,000	2,033,980
Tulane University of Louisiana Project, Series B, 5.00%, 10/01/37	5,540,000	6,080,316
Louisiana State Citizens Property Insurance Corp. Assessment Revenue, Series C-2, Assured Guaranty, Pre-Refunded, 6.75%, 6/01/26	5,000,000	5,067,150
Louisiana State Gasoline and Fuels Tax Revenue,
first lien, Refunding, Series A, 5.00%, 5/01/41	3,000,000	3,377,910
second lien, Refunding, Series C, 5.00%, 5/01/40	5,000,000	5,684,900
second lien, Refunding, Series C, 5.00%, 5/01/45	10,000,000	11,299,200
second lien, Refunding, Series C-1, 5.00%, 5/01/43	5,000,000	5,532,850

108	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Louisiana (continued)
Louisiana State GO,
Refunding, Series A, 5.00%, 9/01/36	$5,000,000	$5,641,150
Refunding, Series B, 5.00%, 8/01/28	5,000,000	5,807,200
Refunding, Series C, 5.00%, 8/01/27	7,200,000	8,210,088
Louisiana State Highway Improvement Revenue,
Series A, 5.00%, 6/15/30	2,860,000	3,198,367
Series A, 5.00%, 6/15/32	9,850,000	11,200,139
Louisiana State Public Facilities Authority Lease Revenue,
Provident Group, Flagship Properties LLC, Louisiana State University Greenhouse District Project, 5.00%, 7/01/52	2,000,000	2,165,700
Provident Group, Flagship Properties LLC, Louisiana State University Nicholson Gateway Project, Series A, 5.00%, 7/01/46	6,500,000	7,042,555
Louisiana State Transportation Authority Revenue, Refunding, Series A, 5.00%, 8/15/38	4,500,000	5,048,145
Louisiana State Unclaimed Property Special Revenue,
I-49 North Project, 5.00%, 9/01/26	3,000,000	3,368,220
I-49 North Project, 5.00%, 9/01/33	5,860,000	6,515,793
Louisiana State University and Agricultural and Mechanical College Revenue,
Board of Supervisors, Auxiliary, 5.00%, 7/01/37	4,000,000	4,407,800
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/29	1,000,000	1,131,740
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/30	1,040,000	1,174,420
Board of Supervisors, Auxiliary, Refunding, 5.00%, 7/01/34	1,000,000	1,121,230
Board of Supervisors, Auxiliary, Refunding, Series A, 5.00%, 7/01/40	4,500,000	4,990,770
Board of Supervisors, Auxiliary, Series A, Pre-Refunded, 5.00%, 7/01/40	5,000,000	5,381,300
New Orleans Aviation Board Revenue,
General Airport, North Terminal Project, Series A, 5.00%, 1/01/48	10,000,000	11,162,700
Restructuring GARB, Series A-1, Assured Guaranty, Pre-Refunded, 6.00%, 1/01/23	2,000,000	2,076,680
New Orleans Sewage Service Revenue, Assured Guaranty, Pre-Refunded, 6.25%, 6/01/29	500,000	529,350
Port of New Orleans Board of Commissioners Port Facility Revenue,
Refunding, Assured Guaranty, 5.125%, 4/01/38	5,000,000	5,015,050
[a]Series A, AGMC Insured, 5.00%, 4/01/48	2,750,000	3,105,245
Ruston Sales Tax Revenue, AGMC Insured, 5.00%, 6/01/35	1,085,000	1,213,019
Shreveport GO, Pre-Refunded, 5.00%, 8/01/29	4,790,000	5,300,279
Shreveport Limited Obligation Revenue, Independence Stadium Project, Refunding, BAM Insured, 5.00%, 3/01/27	1,500,000	1,741,860
Shreveport Water and Sewer Revenue, Series B, 5.00%, 12/01/41	4,000,000	4,413,640
St. Tammany Parish Utilities Revenue,
Series B, 5.50%, 8/01/35	2,650,000	2,892,395
Series B, 5.00%, 8/01/44	3,290,000	3,523,031
Terrebonne Levee and Conservation District Public Improvement Sales Tax Revenue, 5.00%, 7/01/38	2,000,000	2,213,260
Terrebonne Parish Sales and Use Tax Revenue, Morganza Levee Improvement, Series ST, AGMC Insured, 5.00%, 4/01/32	2,265,000	2,456,370

		396,399,586

U.S. Territories 0.6%
Puerto Rico 0.6%
[b]Puerto Rico Electric Power Authority Power Revenue, Series WW, 5.25%, 7/01/33	6,450,000	2,426,812

Total Municipal Bonds before Short Term Investments (Cost $389,332,125)		398,826,398

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Louisiana Tax-Free Income Fund (continued)

	Principal Amount	Value

Short Term Investments (Cost $2,000,000) 0.5%
Municipal Bonds 0.5%
Louisiana 0.5%
[c]East Baton Rouge Parish PCR, Exxon Project, Refunding, Daily VRDN and Put, 1.14%, 11/01/19	$2,000,000	$2,000,000

Total Investments (Cost $391,332,125) 99.9%		400,826,398
Other Assets, less Liabilities 0.1%		426,114

Net Assets 100.0%.		$401,252,512

See Abbreviations on page 170.

aA portion or all of the security purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

110	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Maryland Tax-Free Income Fund

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.10	$11.35	$11.55	$11.20	$11.98

Income from investment operations[b]:
Net investment income[c]	0.34	0.39	0.42	0.42	0.41
Net realized and unrealized gains (losses)	(0.32)	(0.24)	(0.21)	0.35	(0.79)

Total from investment operations	0.02	0.15	0.21	0.77	(0.38)

Less distributions from net investment income	(0.36)	(0.40)	(0.41)	(0.42)	(0.40)

Net asset value, end of year	$10.76	$11.10	$11.35	$11.55	$11.20

Total return[d]	0.13%	1.31%	1.88%	6.94%	(3.17)%

Ratios to average net assets
Expenses	0.70%	0.67%	0.67%	0.67%	0.65%
Net investment income	3.07%	3.47%	3.70%	3.63%	3.62%

Supplemental data
Net assets, end of year (000’s)	$319,120	$351,933	$369,661	$393,022	$407,061
Portfolio turnover rate	11.36%	33.34%	9.77%	15.88%	12.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.31	$11.56	$11.75	$11.39	$12.18

Income from investment operations[b]:
Net investment income[c]	0.28	0.34	0.36	0.36	0.35
Net realized and unrealized gains (losses)	(0.32)	(0.25)	(0.20)	0.35	(0.81)

Total from investment operations	(0.04)	0.09	0.16	0.71	(0.46)

Less distributions from net investment income	(0.29)	(0.34)	(0.35)	(0.35)	(0.33)

Net asset value, end of year	$10.98	$11.31	$11.56	$11.75	$11.39

Total return[d]	(0.34)%	0.72%	1.38%	6.33%	(3.73)%

Ratios to average net assets
Expenses	1.25%	1.22%	1.22%	1.22%	1.20%
Net investment income	2.52%	2.92%	3.15%	3.08%	3.07%

Supplemental data
Net assets, end of year (000’s)	$92,553	$115,011	$117,167	$125,328	$130,550
Portfolio turnover rate	11.36%	33.34%	9.77%	15.88%	12.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

112	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]
Class R6

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.05

Income from investment operations[b]:
Net investment income[c]	0.21
Net realized and unrealized gains (losses)	(0.27)

Total from investment operations	(0.06)

Less distributions from net investment income	(0.21)

Net asset value, end of year	$10.78

Total return[d]	(0.58)%

Ratios to average net assetse
Expenses before waiver and payments by affiliates	0.62%
Expenses net of waiver and payments by affiliates	0.56%
Net investment income	3.21%

Supplemental data
Net assets, end of year (000’s)	$1,376
Portfolio turnover rate	11.36%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Maryland Tax-Free Income Fund (continued)

	Year Ended February 28,
	2018	2017	2016[a]	2015	2014
Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.11	$11.35	$11.56	$11.20	$11.99

Income from investment operations[b]:
Net investment income[c]	0.35	0.41	0.43	0.43	0.42
Net realized and unrealized gains (losses)	(0.32)	(0.24)	(0.22)	0.36	(0.80)

Total from investment operations	0.03	0.17	0.21	0.79	(0.38)

Less distributions from net investment income	(0.37)	(0.41)	(0.42)	(0.43)	(0.41)

Net asset value, end of year	$10.77	$11.11	$11.35	$11.56	$11.20

Total return	0.22%	1.50%	1.90%	7.13%	(3.16)%

Ratios to average net assets
Expenses	0.60%	0.57%	0.57%	0.57%	0.55%
Net investment income	3.17%	3.57%	3.80%	3.73%	3.72%

Supplemental data
Net assets, end of year (000’s)	$40,532	$42,625	$28,464	$27,131	$19,985
Portfolio turnover rate	11.36%	33.34%	9.77%	15.88%	12.30%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

114	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Maryland Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.3%
Maryland 95.7%
Annapolis GO, Public Improvements, Pre-Refunded, 5.00%, 8/01/31	$ 1,250,000	$ 1,385,350
Anne Arundel County GO,
Consolidated General Improvements, Refunding, 5.00%, 4/01/33	3,140,000	3,542,674
Consolidated Water and Sewer, 5.00%, 4/01/41	12,620,000	13,709,989
[a]Anne Arundel County MFR, Glenview Gardens Apartments Project, Mandatory Put, 5.00%, 1/01/27	1,940,000	2,047,786
Baltimore County GO,
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/39	2,900,000	3,310,205
Metropolitan District, 78th Issue, Refunding, 5.00%, 2/01/41	2,900,000	3,299,243
Baltimore Revenue,
Mayor and City Council of Baltimore, Wastewater Projects, Series A, 5.00%, 7/01/41	14,435,000	15,769,516
Mayor and City Council of Baltimore, Wastewater Projects, Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/38	5,000,000	5,061,550
Mayor and City Council of Baltimore, Wastewater Projects, Series C, Pre-Refunded, 5.125%, 7/01/34	1,835,000	1,923,263
Mayor and City Council of Baltimore, Wastewater Projects, Series C, Pre-Refunded, 5.625%, 7/01/39	2,965,000	3,127,066
Mayor and City Council of Baltimore, Wastewater Projects, Subordinate, Series A, 5.00%, 7/01/46	15,000,000	16,926,750
Mayor and City Council of Baltimore, Water Projects, Refunding, Series B, 5.00%, 7/01/38	5,000,000	5,567,850
Mayor and City Council of Baltimore, Water Projects, Series A, 5.00%, 7/01/38	8,930,000	9,944,180
Mayor and City Council of Baltimore, Water Projects, Series A, 5.00%, 7/01/41	7,845,000	8,533,320
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, Pre-Refunded, 5.375%, 7/01/34	750,000	788,349
Mayor and City Council of Baltimore, Water Projects, Subordinate, Series A, Pre-Refunded, 5.75%, 7/01/39	1,250,000	1,320,375
Frederick County GO, Public Improvements, Series A, Pre-Refunded, 5.00%, 3/01/34	8,580,000	8,886,563
Howard County Housing Commission Revenue,
Gateway Village Apartments, 4.00%, 6/01/46	2,000,000	2,026,580
The Verona at Oakland Mills Project, 5.00%, 10/01/28	10,000,000	10,993,400
Woodfield Oxford Square Apartments, 5.00%, 12/01/46	5,000,000	5,570,900
Maryland Environmental Service Revenue, Mid-Shore II Regional Landfill Project, Refunding, 5.00%, 11/01/30	3,935,000	4,260,975
Maryland Stadium Authority Revenue, Baltimore City Public Schools, Construction and Revitalization Program, 5.00%, 5/01/46	10,085,000	11,318,093
Maryland State Community Development Administration Department of Housing and CDR, Residential, Series B, 4.75%, 9/01/39	5,335,000	5,377,840
Maryland State Community Development Administration Local Government Infrastructure Revenue,
Senior Obligations, Series A-1, 4.00%, 6/01/47	2,300,000	2,340,365
Subordinate Obligations, Series A-2, 5.00%, 6/01/34	3,500,000	3,898,510
Maryland State EDC, PCR, Potomac Electric Project, Refunding, 6.20%, 9/01/22	10,000,000	10,448,200
Maryland State EDC Student Housing Revenue,
Salisbury University Project, Refunding, 5.00%, 6/01/34	2,040,000	2,137,532
Senior, Frostburg State University Project, Refunding, 5.00%, 10/01/33	5,000,000	5,387,600
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/27	4,750,000	5,111,855
Senior, Morgan State University Project, Refunding, 5.00%, 7/01/34	2,150,000	2,251,179
Senior, Towson University Project, 5.00%, 7/01/27	1,145,000	1,255,344
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/35	4,225,000	4,768,969
University of Maryland, College Park Projects, Refunding, AGMC Insured, 5.00%, 6/01/43	3,305,000	3,715,217
University Village at Sheppard Pratt, 5.00%, 7/01/27	1,500,000	1,594,575
University Village at Sheppard Pratt, 5.00%, 7/01/33	2,495,000	2,628,682
Maryland State GO, State and Local Facilities Loan of 2017, First Series A, 5.00%, 3/15/31	5,000,000	5,907,800

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STATEMENT OF INVESTMENTS

Franklin Maryland Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland State Health and Higher Educational Facilities Authority Revenue,
Adventist HealthCare Issue, Series A, 5.50%, 1/01/46	$ 8,000,000	$ 8,910,080
Anne Arundel Health System Issue, Refunding, 5.00%, 7/01/39	10,000,000	11,047,800
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/29	2,000,000	2,131,980
Anne Arundel Health System Issue, Series A, Pre-Refunded, 6.75%, 7/01/39	2,000,000	2,131,980
Charlestown Community Issue, Refunding, Series A, 5.00%, 1/01/45	4,170,000	4,695,420
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/34	1,500,000	1,641,990
Goucher College Issue, Refunding, Series A, 5.00%, 7/01/44	5,000,000	5,525,300
Helix Health Issue, AMBAC Insured, ETM, 5.00%, 7/01/27	11,000,000	12,393,590
Johns Hopkins Medical Institutions Utilities Program Issue, Refunding, Series A, 5.00%, 5/15/37	10,000,000	11,393,200
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/37	5,000,000	5,586,100
The Johns Hopkins University Issue, Series A, 5.00%, 7/01/41	15,000,000	16,738,500
The Johns Hopkins University Issue, Series B, 5.00%, 7/01/38	5,000,000	5,612,100
LifeBridge Health Issue, Refunding, 5.00%, 7/01/44	3,000,000	3,357,960
LifeBridge Health Issue, Refunding, 5.00%, 7/01/47	3,000,000	3,322,590
Loyola University Maryland, Refunding, 5.00%, 10/01/45	2,250,000	2,501,235
Loyola University Maryland, Refunding, Series A, 5.00%, 10/01/39	5,275,000	5,791,950
Maryland Institute College of Art Issue, Refunding, 5.00%, 6/01/29	1,000,000	1,095,150
Maryland Institute College of Art Issue, Refunding, 4.00%, 6/01/42	5,325,000	5,336,715
Medstar Health Issue, Series A, 5.00%, 8/15/38	5,000,000	5,512,700
Medstar Health Issue, Series A, 5.00%, 5/15/45	5,000,000	5,531,600
Meritus Medical Center Issue, Refunding, 5.00%, 7/01/45	8,535,000	9,081,155
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%, 7/01/27	655,000	656,900
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, AMBAC Insured, 5.00%, 7/01/34	5,000,000	5,014,150
Parking, The Johns Hopkins Medical Institutions Parking Facilities Issue, Refunding, Series B, AMBAC Insured, 5.00%, 7/01/38	6,200,000	6,204,774
Peninsula Regional Medical Center Issue, Refunding, 5.00%, 7/01/45	6,330,000	6,801,395
Trinity Health Credit Group, 5.00%, 12/01/46	1,680,000	1,886,002
University of Maryland Medical System Issue, AMBAC Insured, Pre-Refunded, 5.25%, 7/01/28	15,000,000	15,191,850
University of Maryland Medical System Issue, Refunding, 5.00%, 7/01/35	2,100,000	2,342,256
University of Maryland Medical System Issue, Refunding, Series B, 5.00%, 7/01/39	10,000,000	11,142,700
University of Maryland Medical System Issue, Series D, 4.00%, 7/01/48	5,000,000	4,965,000
Montgomery County GO,
Consolidated Public Improvement, Refunding, Series A, 4.00%, 11/01/20	8,000,000	8,315,200
Consolidated Public Improvement, Refunding, Series A, 4.00%, 12/01/33	7,000,000	7,398,160
Montgomery County Revenue,
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/27	1,625,000	1,776,547
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/28	2,230,000	2,437,970
Department of Liquor Control, Refunding, Series A, 5.00%, 4/01/31	2,470,000	2,694,152
Department of Liquor Control, Series A, 5.00%, 4/01/30	1,935,000	2,111,801
Montgomery County Water Quality Protection Charge Revenue,
Series A, 5.00%, 4/01/30	1,855,000	1,978,413
Series A, 5.00%, 4/01/31	1,240,000	1,321,183
Prince George’s County COP, Public Safety Communications Center, 5.00%, 10/01/30	2,060,000	2,222,761
Prince George’s County IDA Lease Revenue, Upper Marlboro Justice, Series B, NATL Insured, 4.75%, 6/30/30	4,000,000	4,009,560

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Maryland Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Maryland (continued)
Washington Suburban Sanitary District GO,
Consolidated Public Improvement, Second Series, 5.00%, 6/01/37	$10,000,000	$11,498,500
Consolidated Public Improvement, Second Series, 4.00%, 6/01/43	8,070,000	8,415,315

		433,861,329

District of Columbia 1.8%
Washington Metropolitan Area Transit Authority Gross Revenue,
Transit, Series A, Pre-Refunded, 5.125%, 7/01/32	2,500,000	2,620,250
Transit, Series B, 5.00%, 7/01/42	5,000,000	5,716,500

		8,336,750

U.S. Territories 0.8%
Puerto Rico 0.8%
[b]Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,000,000	1,881,250
Series XX, 5.25%, 7/01/40	5,000,000	1,881,250

		3,762,500

Total Municipal Bonds before Short Term Investments (Cost $437,053,332)		445,960,579

Short Term Investments (Cost $4,200,000) 0.9%
Municipal Bonds 0.9%
Maryland 0.9%
[c]Montgomery County GO, Condolidated Public Improvement, Series E, SPA US Bank National Association, Daily VRDN and Put, 1.07%, 11/01/37	4,200,000	4,200,000

Total Investments (Cost $441,253,332) 99.2%		450,160,579
Other Assets, less Liabilities 0.8%		3,420,569

Net Assets 100.0%		$453,581,148

See Abbreviations on page 170.

aThe maturity date shown represents the mandatory put date.

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Missouri Tax-Free Income Fund

		Year Ended February 28,

	2018	2017	2016[a]	2015	2014

Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.74	$12.05	$12.21	$11.88	$12.77
Income from investment operations[b]:
Net investment income[c]	0.36	0.42	0.45	0.47	0.46
Net realized and unrealized gains (losses)	(0.34)	(0.30)	(0.18)	0.32	(0.90)
Total from investment operations	0.02	0.12	0.27	0.79	(0.44)
Less distributions from net investment income	(0.38)	(0.43)	(0.43)	(0.46)	(0.45)
Net asset value, end of year	$11.38	$11.74	$12.05	$12.21	$11.88

Total return[d]	0.12%	0.94%	2.26%	6.80%	(3.44)%

Ratios to average net assets
Expenses	0.66%	0.65%	0.64%	0.63%	0.62%
Net investment income	3.05%	3.52%	3.72%	3.87%	3.80%

Supplemental data
Net assets, end of year (000’s)	$793,226	$873,204	$880,848	$890,228	$889,702
Portfolio turnover rate	20.04%	11.66%	7.97%	4.73%	10.57%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.86	$12.17	$12.32	$11.98	$12.88

Income from investment operations[b]:
Net investment income[c]	0.29	0.36	0.38	0.40	0.39
Net realized and unrealized gains (losses)	(0.35)	(0.31)	(0.17)	0.34	(0.91)

Total from investment operations	(0.06)	0.05	0.21	0.74	(0.52)

Less distributions from net investment income	(0.31)	(0.36)	(0.36)	(0.40)	(0.38)

Net asset value, end of year	$11.49	$11.86	$12.17	$12.32	$11.98

Total return[d]	(0.53)%	0.38%	1.77%	6.25%	(4.02)%

Ratios to average net assets
Expenses	1.21%	1.20%	1.19%	1.18%	1.17%
Net investment income	2.50%	2.97%	3.17%	3.32%	3.25%

Supplemental data
Net assets, end of year (000’s)	$149,306	$169,821	$167,284	$166,282	$166,226
Portfolio turnover rate	20.04%	11.66%	7.97%	4.73%	10.57%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]

Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.72

Income from investment operations[b]:
Net investment income[c]	0.22
Net realized and unrealized gains (losses)	(0.35)

Total from investment operations	(0.13)

Less distributions from net investment income	(0.21)

Net asset value, end of year	$11.38

Total return[d]	(1.11)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.55%
Expenses net of waiver and payments by affiliates	0.53%
Net investment income	3.18%

Supplemental data

Net assets, end of year (000’s)	$17,534
Portfolio turnover rate	20.04%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Missouri Tax-Free Income Fund (continued)

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.75	$12.06	$12.22	$11.88	$12.78

Income from investment operations[b]:
Net investment income[c]	0.37	0.44	0.46	0.48	0.47
Net realized and unrealized gains (losses)	(0.35)	(0.31)	(0.18)	0.34	(0.91)

Total from investment operations	0.02	0.13	0.28	0.82	(0.44)

Less distributions from net investment income	(0.39)	(0.44)	(0.44)	(0.48)	(0.46)

Net asset value, end of year	$11.38	$11.75	$12.06	$12.22	$11.88

Total return	0.12%	1.04%	2.37%	7.00%	(3.43)%

Ratios to average net assets
Expenses	0.56%	0.55%	0.54%	0.53%	0.52%
Net investment income	3.15%	3.62%	3.82%	3.97%	3.90%

Supplemental data
Net assets, end of year (000’s)	$72,460	$83,686	$46,051	$37,626	$42,840
Portfolio turnover rate	20.04%	11.66%	7.97%	4.73%	10.57%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Missouri Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.3%
Missouri 97.4%
Bi-State Development Agency Missouri-Illinois Metropolitan District Mass Transit Sales Tax Appropriation Revenue,
combined lien, Refunding, Series A, 5.00%, 10/01/33	$14,425,000	$ 16,142,152
combined lien, Refunding, Series A, 5.00%, 10/01/44	10,000,000	11,130,400
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/35	5,500,000	5,764,165
Metrolink Cross County Extension Project, Assured Guaranty, 5.00%, 10/01/39	30,300,000	31,726,221
Cape Girardeau County IDA Health Facilities Revenue,
St. Francis Medical Center, Refunding, 5.00%, 6/01/39	7,110,000	7,820,929
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/33	5,000,000	5,343,350
St. Francis Medical Center, Refunding, Series A, 5.00%, 6/01/37	11,000,000	11,687,830
St. Francis Medical Center, Series A, Pre-Refunded, 5.75%, 6/01/39	3,150,000	3,315,533
Cape Girardeau County IDA Solid Waste Disposal Revenue, The Procter and Gamble Paper Products Co. Project, 5.30%, 5/15/28	6,875,000	6,889,575
Cape Girardeau County School District No. R-2 GO,
Direct Deposit Program, 4.00%, 3/01/34	1,000,000	1,062,690
Direct Deposit Program, 4.00%, 3/01/37	1,900,000	1,983,695
Carroll County Public Water Supply District No. 1 Waterworks Revenue,
Pre-Refunded, 5.625%, 3/01/34	1,000,000	1,000,000
Pre-Refunded, 6.00%, 3/01/39	1,000,000	1,000,000
Clay County Reorganization School District No. R-1 Kearney GO,
Direct Deposit Program, School Building, 3.00%, 3/01/33	1,620,000	1,549,886
Direct Deposit Program, School Building, 3.00%, 3/01/34	1,670,000	1,586,116
Direct Deposit Program, School Building, 3.00%, 3/01/35	1,730,000	1,630,508
Direct Deposit Program, School Building, 3.00%, 3/01/36	1,540,000	1,441,748
Direct Deposit Program, School Building, 3.125%, 3/01/37	1,855,000	1,756,592
Columbia School District GO, Refunding and Improvement, 5.00%, 3/01/36	1,225,000	1,399,930
Curators of the University of Missouri System Facilities Revenue,
Refunding, 5.00%, 11/01/27	1,065,000	1,181,692
Refunding, Series A, 5.00%, 11/01/26	7,830,000	9,128,997
Independence School District GO,
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/27	680,000	722,500
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/27	2,620,000	2,791,217
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/28	645,000	685,313
Missouri Direct Deposit Program, Refunding, Series A, 5.00%, 3/01/28	2,355,000	2,507,934
Missouri Direct Deposit Program, Refunding and Improvement, Series B, 5.50%, 3/01/34	2,000,000	2,412,720
Missouri Direct Deposit Program, Refunding and Improvement, Series B, 5.50%, 3/01/37	2,070,000	2,480,833
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/29	590,000	626,875
Missouri Direct Deposit Program, Series A, 5.00%, 3/01/29	2,410,000	2,565,517
Jackson County Reorganized School District No. 4 Blue Springs GO,
Refunding and Improvement, Series A, 5.00%, 3/01/29	320,000	330,883
Refunding and Improvement, Series A, 5.00%, 3/01/29	3,680,000	3,795,883
Jefferson City School District GO,
Missouri Direct Deposit Program, 4.00%, 3/01/34	6,840,000	7,193,833
Missouri Direct Deposit Program, 4.00%, 3/01/35	3,000,000	3,146,550
Missouri Direct Deposit Program, 5.00%, 3/01/36	2,700,000	3,071,142
Missouri Direct Deposit Program, 5.00%, 3/01/37	2,750,000	3,121,745
Joplin IDA Health Facilities Revenue,
Freeman Health System Project, 5.125%, 2/15/26	6,000,000	6,409,980
Freeman Health System Project, 5.00%, 2/15/28	1,150,000	1,218,230
Freeman Health System Project, 5.50%, 2/15/31	2,055,000	2,196,158
Freeman Health System Project, Refunding, 5.00%, 2/15/35	4,000,000	4,297,600

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STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Joplin Schools GO, Direct Deposit Program, Refunding, 4.00%, 3/01/32	$10,000,000	$ 10,767,100
[a]Kansas City GO,
Refunding, Series A, 4.00%, 2/01/36	1,500,000	1,569,810
Refunding, Series A, 4.00%, 2/01/37	1,000,000	1,043,980
Refunding, Series A, 4.00%, 2/01/38	1,875,000	1,955,869
Kansas City IDAR,
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/29	5,000,000	5,564,950
Downtown Redevelopment District, Refunding, Series A, 5.50%, 9/01/30	12,000,000	13,355,880
Downtown Redevelopment District, Refunding, Series A, 5.00%, 9/01/32	3,000,000	3,271,740
Kansas City Sanitary Sewer System Revenue,
Improvement and Refunding, Series A, 5.00%, 1/01/37	29,210,000	31,558,776
Series A, Pre-Refunded, 5.25%, 1/01/34	9,500,000	9,797,540
Sub Series A, 4.00%, 1/01/42	5,000,000	5,185,150
Kansas City Special Obligation Revenue, Downtown Arena Project, Series C, Pre-Refunded, 5.125%, 4/01/38	10,000,000	10,032,200
Kansas City Water Revenue,
Refunding and Improvement, Series A, 5.25%, 12/01/32	12,725,000	13,080,791
Series A, 4.00%, 12/01/41	4,970,000	5,186,145
Lincoln University Auxiliary System Revenue, Subordinate, Assured Guaranty, 5.125%, 6/01/37	2,325,000	2,332,115
Metropolitan St. Louis Sewer District Wastewater System Revenue,
Improvement and Refunding, Series A, 5.00%, 5/01/42	8,500,000	9,808,745
Improvement and Refunding, Series B, 5.00%, 5/01/38	8,770,000	9,977,629
Improvement and Refunding, Series B, 5.00%, 5/01/45	17,920,000	20,300,672
Series C, 5.00%, 5/01/46	24,700,000	27,909,024
Missouri State Board of Public Buildings Special Obligation Revenue,
Refunding, Series A, 4.00%, 10/01/25	3,870,000	4,011,255
Series A, 3.00%, 4/01/30	3,230,000	3,229,935
Series A, 3.00%, 4/01/32	5,000,000	4,887,250
Missouri State Development Finance Board Revenue, Infrastructure Facilities, City of Independence, Electric System, Dogwood Project, Series A, 5.00%, 6/01/37	5,000,000	5,464,650
Missouri State Development Finance Board Solid Waste Disposal Revenue, The Procter and Gamble Paper Products Co. Project, 5.20%, 3/15/29	3,000,000	3,526,651
Missouri State Environmental Improvement and Energy Resources Authority Water Pollution Control and Drinking Water Revenue,
SRF Programs, Refunding, Series A, 5.00%, 1/01/23	12,485,000	13,245,212
SRF Programs, Refunding, Series A, 5.00%, 1/01/24	7,890,000	8,368,923
SRF Programs, Refunding, Series A, 5.00%, 1/01/26	2,315,000	2,648,059
SRF Programs, Refunding, Series B, 5.50%, 7/01/21	60,000	60,215
SRF Programs, Series A, 5.75%, 1/01/29	190,000	196,604
SRF Programs, Series A, Pre-Refunded, 5.00%, 1/01/23	15,000	15,911
SRF Programs, Series A, Pre-Refunded, 5.75%, 1/01/29	2,310,000	2,391,843
Missouri State Health and Educational Facilities Authority Educational Facilities Revenue, The Washington University, Series A, Pre-Refunded, 5.375%, 3/15/39	9,825,000	9,840,032
Missouri State Health and Educational Facilities Authority Health Facilities Revenue,
Bethesda Health Group Inc., 5.00%, 8/01/40	1,650,000	1,748,225
Bethesda Health Group Inc., 5.00%, 8/01/45	1,300,000	1,369,849
BJC Health System, 5.00%, 1/01/44	8,175,000	8,867,177
CoxHealth, Refunding, 5.50%, 11/15/39	2,970,000	3,035,607
CoxHealth, Refunding, Series A, 5.00%, 11/15/39	17,000,000	18,638,120
CoxHealth, Series A, 5.00%, 11/15/38	11,680,000	12,643,016
CoxHealth, Series A, 5.00%, 11/15/44	2,760,000	2,963,826

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Missouri State Health and Educational Facilities Authority Health Facilities Revenue, (continued)
CoxHealth, Series A, Pre-Refunded, 5.50%, 11/15/39	$11,355,000	$ 11,683,273
Lake Regional Health System, Refunding, 5.00%, 2/15/24	4,000,000	4,177,680
Mercy Health, 4.00%, 11/15/42	8,000,000	8,178,720
Mercy Health, Refunding, Series C, 5.00%, 11/15/47	15,000,000	16,706,100
Mercy Health, Series F, 5.00%, 11/15/45	25,000,000	27,461,500
SSM Health Care, Series B, 5.00%, 6/01/30	16,150,000	17,099,135
SSM Health Care, Series B, 5.00%, 6/01/34	7,000,000	7,397,180
St. Anthony’s Medical Center, Refunding, Series B, 5.00%, 2/01/45	6,870,000	7,523,543
St. Luke’s Health System Inc., Refunding, 5.00%, 11/15/35	3,950,000	4,375,770
St. Luke’s Health System Inc., Series A, AGMC Insured, Pre-Refunded, 5.50%, 11/15/35	10,000,000	10,292,700
St. Luke’s Health System Inc., Series B, AGMC Insured, Pre-Refunded, 5.50%, 11/15/35	6,725,000	6,921,841
Missouri State Health and Educational Facilities Authority Revenue,
Educational Facilities, A.T. Still University of Health Sciences, 5.00%, 10/01/26	3,095,000	3,381,690
Educational Facilities, A.T. Still University of Health Sciences, 5.25%, 10/01/31	1,200,000	1,317,948
Educational Facilities, A.T. Still University of Health Sciences, 5.00%, 10/01/39	1,250,000	1,374,175
Educational Facilities, A.T. Still University of Health Sciences, 5.25%, 10/01/41	4,500,000	4,932,540
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/42	2,800,000	3,117,520
Educational Facilities, Kansas City University Medicine and Biosciences, Refunding, Series A, 5.00%, 6/01/47	4,875,000	5,407,496
Educational Facilities, Lake Regional Health System, Refunding, 5.00%, 2/15/34	7,000,000	7,360,570
Educational Facilities, Maryville University St. Louis Project, 5.00%, 6/15/44	5,000,000	5,175,500
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/38	10,000,000	11,260,200
Educational Facilities, St. Louis University, Series A, 5.00%, 10/01/47	15,000,000	16,724,550
Educational Facilities, University of Central Missouri, Series C, 5.00%, 10/01/34	5,000,000	5,572,750
Educational Facilities, The Washington University, Series B, 5.00%, 11/15/37	10,000,000	11,005,100
Educational Facilities, Webster University Project, Improvement, Pre-Refunded, 5.00%, 4/01/36	7,000,000	7,668,220
Health Facilities, The Children’s Mercy Hospital, Pre-Refunded, 5.625%, 5/15/39	7,785,000	8,164,285
Health Facilities, The Children’s Mercy Hospital, Refunding, 5.625%, 5/15/39	1,715,000	1,791,901
Senior Living Facilities, Lutheran Senior Services Projects, 5.75%, 2/01/31	1,900,000	2,065,737
Senior Living Facilities, Lutheran Senior Services Projects, 5.375%, 2/01/35	2,520,000	2,616,617
Senior Living Facilities, Lutheran Senior Services Projects, 6.00%, 2/01/41	4,250,000	4,588,257
Senior Living Facilities, Lutheran Senior Services Projects, 5.50%, 2/01/42	8,985,000	9,375,668
Senior Living Facilities, Lutheran Senior Services Projects, Series A, 5.00%, 2/01/46	15,575,000	16,687,678
Missouri State Highways and Transportation Commission State Road Revenue,
Series A, 5.00%, 5/01/20	6,875,000	7,157,150
Series A, 5.00%, 5/01/21	5,000,000	5,205,200
Series A, 5.00%, 5/01/24	1,150,000	1,197,196
Missouri State Housing Development Commission SFMR,
Homeownership Loan Program, Series C, GNMA Secured, 5.00%, 3/01/32	195,000	199,859
Homeownership Loan Program, Series D, GNMA Secured, 4.70%, 3/01/35	1,165,000	1,210,913
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue,
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/30	3,000,000	3,359,520
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/31	2,000,000	2,235,100
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/32	1,500,000	1,673,760
Iatan 2 Project, Refunding, Series A, 5.00%, 1/01/34	2,000,000	2,228,280
Iatan 2 Project, Series A, 5.00%, 12/01/35	7,335,000	8,182,633
Iatan 2 Project, Series A, Pre-Refunded, 6.00%, 1/01/39	15,750,000	16,353,855
Plum Point Project, Refunding, Series A, 5.00%, 1/01/32	10,000,000	11,122,100
Plum Point Project, Refunding, Series A, 5.00%, 1/01/33	7,500,000	8,317,275

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
Missouri State Joint Municipal Electric Utility Commission Power Project Revenue, (continued)
Prairie State Project, Refunding, Series A, 5.00%, 12/01/30	$ 4,000,000	$ 4,509,080
Prairie State Project, Refunding, Series A, 5.00%, 12/01/31	6,000,000	6,747,000
Prairie State Project, Refunding, Series A, 5.00%, 12/01/34	1,500,000	1,680,435
Prairie State Project, Refunding, Series A, 5.00%, 12/01/40	27,950,000	31,035,121
Missouri State Joint Municipal Electric Utility Commission Power Supply System Revenue,
MoPEP Facilities, Pre-Refunded, 5.00%, 1/01/32	3,600,000	3,924,792
MoPEP Facilities, Pre-Refunded, 5.00%, 1/01/37	3,400,000	3,706,748
Monarch-Chesterfield Levee District Special Tax,
St. Louis County, Levee District, Refunding, 5.00%, 3/01/40	4,395,000	4,766,158
St. Louis County, Levee District Improvement, NATL Insured, 5.75%, 3/01/19	240,000	240,000
Move Rolla Transportation Development District Transportation Sales Tax Revenue, 4.75%, 6/01/47	5,000,000	5,147,550
Peculiar Combined Waterworks and Sewerage System Revenue,
Assured Guaranty, 4.00%, 6/01/39	1,000,000	1,060,270
Assured Guaranty, 4.00%, 6/01/42	2,405,000	2,538,141
Platte County School District Park Hill GO, Direct Deposit Program, 4.00%, 3/01/31	8,875,000	9,462,880
Riverside-Quindaro Bend Levee District Revenue,
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/26	1,000,000	1,092,900
Platte County, Levee District Improvement, L-385 Project, Refunding, 5.00%, 3/01/29	2,585,000	2,802,605
Sikeston Electric Revenue,
Refunding, 5.00%, 6/01/20	5,000,000	5,310,800
Refunding, 5.00%, 6/01/21	13,130,000	14,202,721
Refunding, 5.00%, 6/01/22	12,570,000	13,801,734
Springfield School District No. R-12 GO, Missouri Direct Deposit Program, 5.00%, 3/01/33	1,000,000	1,129,800
Springfield Special Obligation Revenue,
Sewer System Improvements Project, 5.00%, 4/01/31	1,795,000	1,990,835
Sewer System Improvements Project, 5.00%, 4/01/32	1,885,000	2,089,108
St. Charles School District GO,
Missouri Direct Deposit Program, 4.00%, 3/01/35	1,735,000	1,819,755
Missouri Direct Deposit Program, 4.00%, 3/01/36	2,000,000	2,091,980
St. Louis Airport Revenue,
Lambert-St. Louis International Airport, Refunding, NATL Insured, 5.50%, 7/01/29	13,070,000	16,302,472
Lambert-St. Louis International Airport, Series A-1, 6.125%, 7/01/24	2,000,000	2,116,160
Lambert-St. Louis International Airport, Series A-1, 6.625%, 7/01/34	5,000,000	5,313,550
Series C, AGMC Insured, 5.00%, 7/01/42	3,930,000	4,449,114
Series C, AGMC Insured, 5.00%, 7/01/47	8,770,000	9,890,981
Series D, AGMC Insured, 5.00%, 7/01/33	1,000,000	1,128,670
Series D, AGMC Insured, 5.00%, 7/01/34	1,415,000	1,591,040
Series D, AGMC Insured, 5.00%, 7/01/36	1,125,000	1,259,235
Series D, AGMC Insured, 5.00%, 7/01/37	1,000,000	1,116,790
St. Louis Lambert International Airport, Refunding, Series A, AGMC Insured, 5.00%, 7/01/31	1,850,000	2,142,578
St. Louis County IDA Senior Living Facilities Revenue,
Friendship Village, St. Louis Obligated Group, Refunding, 5.00%, 9/01/32	515,000	579,622
Friendship Village, St. Louis Obligated Group, Refunding, 5.00%, 9/01/37	1,195,000	1,327,549
Friendship Village, St. Louis Obligated Group, Refunding, 5.00%, 9/01/48	8,095,000	8,917,614
Friendship Village Chesterfield, Pre-Refunded, 5.00%, 9/01/42	3,165,000	3,574,329
Friendship Village Sunset Hills, Series A, 5.875%, 9/01/43	7,000,000	7,967,330
St. Louis County School District No. 101 Affton GO,
Direct Deposit Program, Series A, 5.00%, 3/01/32	1,500,000	1,728,630
Direct Deposit Program, Series A, 5.00%, 3/01/33	1,595,000	1,830,007
Direct Deposit Program, Series A, 5.00%, 3/01/34	1,700,000	1,946,160

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Missouri Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Missouri (continued)
St. Louis County School District No. 101 Affton GO, (continued)
Direct Deposit Program, Series A, 5.00%, 3/01/35	$ 1,810,000	$ 2,066,006
Direct Deposit Program, Series A, 5.00%, 3/01/36	1,920,000	2,185,114
St. Louis Municipal Finance Corp. Leasehold Revenue, Convention Center Capital Improvement, Series B, Assured Guaranty, Pre-Refunded, 5.375%, 7/15/38	22,725,000	23,910,563

		1,006,310,010

U.S. Territories 1.9%
Guam 0.6%
Guam Power Authority Revenue, Refunding, Series A, AGMC Insured, 5.00%, 10/01/25	5,420,000	5,941,621

Puerto Rico 1.3%
[b]Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	19,320,000	7,269,150
Series XX, 5.75%, 7/01/36	6,000,000	2,257,500
Series XX, 5.25%, 7/01/40	10,000,000	3,762,500

		13,289,150

Total U.S. Territories		19,230,771

Total Municipal Bonds before Short Term Investments (Cost $1,017,459,475)		1,025,540,781

Short Term Investments (Cost $500,000) 0.1%
Municipal Bonds 0.1%
Missouri 0.1%
[c]Missouri State Health and Educational Facilities Authority Educational Facilities Revenue, Kansas City Art Institute, LOC Commerce Bank, Daily VRDN and Put, 1.15%, 12/01/35	500,000	500,000

Total Investments (Cost $1,017,959,475) 99.4%		1,026,040,781
Other Assets, less Liabilities 0.6%		6,485,968

Net Assets 100.0%		$1,032,526,749

See Abbreviations on page 170.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

126	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin North Carolina Tax-Free Income Fund

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014
Class A

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.70	$11.97	$12.15	$11.95	$12.96

Income from investment operations[b]:
Net investment income[c]	0.35	0.41	0.43	0.46	0.46
Net realized and unrealized gains (losses)	(0.40)	(0.27)	(0.19)	0.21	(1.03)

Total from investment operations	(0.05)	0.14	0.24	0.67	(0.57)

Less distributions from net investment income	(0.37)	(0.41)	(0.42)	(0.47)	(0.44)

Net asset value, end of year	$11.28	$11.70	$11.97	$12.15	$11.95

Total return[d]	(0.45)%	1.19%	2.01%	5.70%	(4.35)%

Ratios to average net assets
Expenses	0.66%	0.64%	0.64%	0.63%	0.62%
Net investment income	3.00%	3.41%	3.62%	3.84%	3.79%

Supplemental data
Net assets, end of year (000’s)	$660,167	$756,109	$794,675	$841,737	$851,504
Portfolio turnover rate	10.07%	18.38%	7.23%	6.94%	6.86%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

		Year Ended February 28,

	2018	2017	2016[a]	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.88	$12.15	$12.33	$12.12	$13.13

Income from investment operations[b]:
Net investment income[c]	0.29	0.35	0.37	0.40	0.40
Net realized and unrealized gains (losses)	(0.41)	(0.27)	(0.20)	0.21	(1.03)

Total from investment operations	(0.12)	0.08	0.17	0.61	(0.63)

Less distributions from net investment income	(0.30)	(0.35)	(0.35)	(0.40)	(0.38)

Net asset value, end of year.	$11.46	$11.88	$12.15	$12.33	$12.12

Total return[d]	(1.00)%	0.61%	1.43%	5.13%	(4.82)%

Ratios to average net assets
Expenses	1.21%	1.19%	1.19%	1.18%	1.17%
Net investment income	2.45%	2.86%	3.07%	3.29%	3.24%

Supplemental data
Net assets, end of year (000’s)	$159,556	$197,705	$206,283	$217,985	$229,369
Portfolio turnover rate	10.07%	18.38%	7.23%	6.94%	6.86%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

128	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.59

Income from investment operations[b]:
Net investment income[c]	0.22
Net realized and unrealized gains (losses)	(0.33)

Total from investment operations	(0.11)

Less distributions from net investment income	(0.21)

Net asset value, end of year.	$11.27

Total return[d]	(0.97)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.56%
Expenses net of waiver and payments by affiliates	0.53%
Net investment income	3.13%

Supplemental data
Net assets, end of year (000’s)	$9,117
Portfolio turnover rate	10.07%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014
Advisor Class

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.70	$11.97	$12.15	$11.95	$12.96

Income from investment operations[b]:
Net investment income[c]	0.36	0.42	0.45	0.48	0.47
Net realized and unrealized gains (losses)	(0.40)	(0.26)	(0.20)	0.20	(1.02)

Total from investment operations	(0.04)	0.16	0.25	0.68	(0.55)

Less distributions from net investment income	(0.38)	(0.43)	(0.43)	(0.48)	(0.46)

Net asset value, end of year	$11.28	$11.70	$11.97	$12.15	$11.95

Total return	(0.36)%	1.29%	2.12%	5.81%	(4.25)%

Ratios to average net assets
Expenses	0.56%	0.54%	0.54%	0.53%	0.52%
Net investment income	3.10%	3.51%	3.72%	3.94%	3.89%

Supplemental data
Net assets, end of year (000’s)	$80,819	$109,365	$89,119	$76,935	$63,211
Portfolio turnover rate	10.07%	18.38%	7.23%	6.94%	6.86%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

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FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin North Carolina Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 99.0%
North Carolina 97.7%
Buncombe County Limited Obligation Revenue, Refunding, 5.00%, 6/01/34	$3,000,000	$ 3,417,420
Cape Fear Public Utility Authority Water and Sewer System Revenue,
Pre-Refunded, 5.00%, 8/01/35	15,000,000	15,231,300
Pre-Refunded, 5.00%, 8/01/36	8,000,000	8,852,240
Refunding, 5.00%, 6/01/40	2,250,000	2,544,187
Cary Combined Enterprise System Revenue,
5.00%, 12/01/41	1,710,000	1,969,920
Pre-Refunded, 5.00%, 12/01/42	10,000,000	11,395,700
Charlotte Airport Revenue,
Charlotte Douglas International Airport, Refunding, Series A, 5.50%, 7/01/34	3,765,000	4,097,675
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/39	3,000,000	3,208,110
Charlotte Douglas International Airport, Series A, 5.00%, 7/01/41	10,000,000	10,911,000
Charlotte COP,
Cultural Arts Facilities, Refunding, Series E, 5.00%, 6/01/39	6,000,000	6,223,500
Transit Projects, Phase II, Refunding, Series A, 5.00%, 6/01/33	2,500,000	2,521,125
Charlotte GO,
Refunding, Series A, 4.00%, 7/01/35	1,560,000	1,648,234
Refunding, Series A, 4.00%, 7/01/36	2,250,000	2,372,220
Charlotte Storm Water Fee Revenue,
Refunding, 4.00%, 12/01/35	1,100,000	1,163,195
Refunding, 5.00%, 12/01/39	7,970,000	9,146,452
Charlotte Water and Sewer System Revenue,
5.00%, 7/01/38	6,775,000	6,863,888
Refunding, 5.00%, 7/01/26	5,000,000	5,891,000
Refunding, 5.00%, 7/01/40	10,000,000	11,434,200
Refunding, Series B, 5.00%, 7/01/38	10,000,000	10,769,800
The Charlotte-Mecklenburg Hospital Authority Health Care Revenue,
Carolinas HealthCare System, Refunding, Series A, 5.25%, 1/15/34	4,000,000	4,115,600
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/38	5,000,000	5,584,700
Carolinas HealthCare System, Refunding, Series A, 5.00%, 1/15/40	20,000,000	22,250,800
Carolinas HealthCare System, Series A, 5.125%, 1/15/37	4,000,000	4,321,200
Carolinas HealthCare System, Series A, 5.25%, 1/15/42	10,000,000	10,802,800
Columbus County Industrial Facilities and PCFA Revenue, Recovery Zone Facility, International Paper Co.
Projects, Series A, 5.70%, 5/01/34	2,500,000	2,705,950
Dare County Utilities Systems Revenue, Pre-Refunded, 5.00%, 2/01/41	5,000,000	5,468,550
Durham County COP, Series A, Pre-Refunded, 5.00%, 6/01/31	4,000,000	4,173,280
Durham Utility System Revenue, Pre-Refunded, 5.00%, 6/01/41	4,000,000	4,415,200
Greensboro Combined Enterprise System Revenue, Green Bonds, Refunding, Series A, 4.00%, 6/01/47	9,750,000	10,163,205
Greenville Utilities Commission Combined Enterprise System Revenue,
Refunding, 4.00%, 4/01/35	1,000,000	1,037,760
Refunding, 4.00%, 4/01/46	4,225,000	4,312,711
Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/01/33	6,000,000	6,148,200
Guilford County GO, Public Improvement, Series B, 4.00%, 5/01/33	5,000,000	5,352,300
Harnett County COP,
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/28	1,000,000	1,043,320
Assured Guaranty, Pre-Refunded, 5.00%, 6/01/29	500,000	521,660
High Point Combined Enterprise System Revenue, AGMC Insured, Pre-Refunded, 5.00%, 11/01/33	5,000,000	5,123,500
Iredell County COP,
Iredell County Public Improvement Projects, AGMC Insured, Pre-Refunded, 5.125%, 6/01/27	4,000,000	4,038,240
Iredell County Public Improvement Projects, AGMC Insured, Pre-Refunded, 5.00%, 6/01/28	1,000,000	1,009,250
Mecklenburg County COP, Series A, Pre-Refunded, 5.00%, 2/01/28	350,000	361,529

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STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Mecklenburg County GO,
Public Improvement, Series A, 4.00%, 4/01/30	$5,000,000	$ 5,440,400
Series A, 5.00%, 4/01/28	5,000,000	5,831,150
Series A, 5.00%, 4/01/29	5,000,000	5,813,500
Monroe COP,
Assured Guaranty, Pre-Refunded, 5.50%, 3/01/34	2,425,000	2,523,601
Assured Guaranty, Pre-Refunded, 5.50%, 3/01/39	1,085,000	1,129,116
Nash Health Care System Health Care Facilities Revenue,
5.00%, 11/01/41	5,000,000	5,265,150
AGMC Insured, 5.00%, 11/01/30	2,250,000	2,284,245
New Hanover County Hospital Revenue,
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/42	5,000,000	5,597,250
New Hanover Regional Medical Center, Refunding, 5.00%, 10/01/47	7,190,000	7,944,087
New Hanover Regional Medical Center Project, Series B, AGMC Insured, Pre-Refunded, 5.00%, 10/01/27	3,500,000	3,687,775
New Hanover Regional Medical Center Project, Series B, AGMC Insured, Pre-Refunded, 5.125%, 10/01/31	8,385,000	8,851,122
North Carolina Capital Facilities Finance Agency Educational Facilities Revenue,
Wake Forest University, Pre-Refunded, 5.00%, 1/01/38	25,000,000	25,752,750
Wake Forest University, Refunding, 4.00%, 1/01/35	5,000,000	5,301,600
Wake Forest University, Refunding, 4.00%, 1/01/36	5,000,000	5,290,300
Wake Forest University, Refunding, 4.00%, 1/01/38	5,000,000	5,271,600
Wake Forest University, Refunding, 4.00%, 1/01/39	5,000,000	5,264,100
North Carolina Capital Facilities Finance Agency Revenue,
Davidson College, 5.00%, 3/01/40	4,000,000	4,370,200
Davidson College, 5.00%, 3/01/45	3,500,000	3,816,960
Duke University Project, Refunding, Series B, 5.00%, 10/01/41	13,585,000	15,306,763
Duke University Project, Refunding, Series B, 5.00%, 7/01/42	11,000,000	12,680,140
Duke University Project, Refunding, Series B, 4.00%, 10/01/44	5,085,000	5,279,603
Duke University Project, Refunding, Series B, 5.00%, 10/01/44	10,000,000	11,486,600
Duke University Project, Series B, Pre-Refunded, 5.00%, 10/01/38	20,000,000	20,767,000
Methodist University, 5.00%, 3/01/34	1,500,000	1,590,150
North Carolina Eastern Municipal Power Agency Power System Revenue, Series C, Pre-Refunded, 6.75%, 1/01/24	3,500,000	3,654,280
North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue,
Refunding, Series A, 5.00%, 1/01/26	800,000	821,864
Refunding, Series A, 5.00%, 1/01/30	2,070,000	2,382,963
Refunding, Series A, 5.00%, 1/01/30	1,400,000	1,437,198
Refunding, Series A, 5.00%, 1/01/32	4,200,000	4,769,646
Refunding, Series B, 5.00%, 1/01/21	5,000,000	5,283,000
Series A, Pre-Refunded, 5.00%, 1/01/26	1,700,000	1,751,187
Series A, Pre-Refunded, 5.00%, 1/01/30	3,270,000	3,368,460
North Carolina State Capital Improvement Limited Obligation Revenue,
Series A, Pre-Refunded, 5.00%, 5/01/28	5,000,000	5,030,600
Series C, Pre-Refunded, 5.00%, 5/01/29	10,000,000	11,012,100
North Carolina State GO,
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/23	10,000,000	10,733,400
Public Improvement, Series A, Pre-Refunded, 5.00%, 5/01/24	10,000,000	10,733,400
Refunding, Series A, 5.00%, 6/01/23	5,000,000	5,746,200
Refunding, Series B, 5.00%, 6/01/19	5,000,000	5,219,750

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
North Carolina State Medical Care Commission Health Care Facilities Revenue,
Appalachian Regional Healthcare System, Refunding, Series A, 6.50%, 7/01/31	$5,000,000	$ 5,490,500
Appalachian Regional Healthcare System, Refunding, Series A, 6.625%, 7/01/34	6,000,000	6,604,080
Duke University Health System, Refunding, Series D, 4.00%, 6/01/42	7,000,000	7,248,570
Duke University Health System, Series A, 5.00%, 6/01/42	10,000,000	10,895,700
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42	11,500,000	12,005,425
Duke University Health System, Series A, Pre-Refunded, 5.00%, 6/01/42	8,150,000	8,770,296
Novant Health Obligated Group, Refunding, Series A, 5.00%, 11/01/46	20,000,000	21,879,200
Presbyterian Homes, Refunding, Series C, 5.00%, 10/01/31	5,000,000	5,633,550
Rex Healthcare, Refunding, Series A, 5.00%, 7/01/30	5,000,000	5,268,150
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/19	160,000	160,483
Scotland Memorial Hospital Project, Assured Guaranty, 5.50%, 10/01/29	1,220,000	1,223,806
University Health System, Series D, Pre-Refunded, 6.25%, 12/01/33	10,000,000	10,359,800
Vidant Health, 5.00%, 6/01/40	5,000,000	5,523,300
Vidant Health, Refunding, Series A, 5.00%, 6/01/36	5,000,000	5,461,950
WakeMed Project, Refunding, Series A, 5.00%, 10/01/38	5,000,000	5,462,950
North Carolina State Medical Care Commission Health System Revenue,
Mission Health Combined Group, Refunding, 5.00%, 10/01/33	1,535,000	1,771,390
Mission Health Combined Group, Refunding, 5.00%, 10/01/35	1,625,000	1,861,779
Mission Health Combined Group, Refunding, 5.00%, 10/01/36	10,000,000	11,238,700
North Carolina State Medical Care Commission Hospital Revenue, North Carolina Baptist Hospital,
Refunding, 5.00%, 6/01/34	10,000,000	10,590,000
North Carolina State Medical Care Commission Retirement Facilities First Mortgage Revenue,
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/37	1,200,000	1,313,076
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/42	1,250,000	1,363,775
The United Methodist Retirement Homes, Refunding, Series A, 5.00%, 10/01/47	2,540,000	2,764,434
North Carolina State Ports Authority Port Facilities Revenue, senior lien, Refunding, Series A, 5.25%, 2/01/40	6,000,000	6,304,020
North Carolina State University at Raleigh Revenue,
General, Refunding, Series A, 5.00%, 10/01/33	5,595,000	6,334,827
General, Refunding, Series A, 5.00%, 10/01/42	8,980,000	10,003,720
North Carolina Turnpike Authority Revenue,
Monroe Connector System, State Appropriated, 5.00%, 7/01/41	5,000,000	5,462,250
Monroe Expressway Toll, Refunding, Series A, 5.00%, 7/01/47	2,500,000	2,727,300
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/31	1,000,000	1,150,760
Triangle Expressway System, senior lien, Refunding, AGMC Insured, 5.00%, 1/01/39	1,200,000	1,354,140
Triangle Expressway System, senior lien, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 1/01/29	6,400,000	6,616,320
Triangle Expressway System, senior lien, Series A, Assured Guaranty, Pre-Refunded, 5.75%, 1/01/39	12,120,000	12,554,623
Northern Hospital District of Surry County Health Care Facilities Revenue,
Pre-Refunded, 6.00%, 10/01/28	1,000,000	1,003,840
Pre-Refunded, 6.25%, 10/01/38	2,000,000	2,008,080
Oak Island Enterprise System Revenue,
AGMC Insured, Refunding, 5.00%, 6/01/33	1,000,000	1,147,360
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/34	1,540,000	1,625,670
Assured Guaranty, Pre-Refunded, 6.00%, 6/01/36	1,000,000	1,055,630
Pitt County Revenue, Limited Obligation, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34	1,000,000	1,070,570
Raleigh Combined Enterprise System Revenue,
Pre-Refunded, 5.00%, 3/01/40	11,915,000	13,059,197
Refunding, Series A, 5.00%, 3/01/43	10,000,000	11,177,500
Refunding, Series B, 4.00%, 3/01/34	1,000,000	1,061,310
Series A, 4.00%, 3/01/46	10,000,000	10,430,200

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STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
North Carolina (continued)
Raleigh GO, Refunding, Series A, 5.00%, 9/01/26	$5,000,000	$6,019,500
Raleigh-Durham Airport Authority Airport Revenue,
Refunding, Series A, 5.00%, 5/01/27	350,000	406,060
Refunding, Series A, 5.00%, 5/01/29	1,000,000	1,152,380
Refunding, Series A, 5.00%, 5/01/30	550,000	631,494
Refunding, Series A, 5.00%, 5/01/36	10,785,000	11,466,612
Union County Enterprise System Revenue, 5.00%, 6/01/34	1,000,000	1,141,010
University of North Carolina at Charlotte Revenue,
General, Board of Governors, 5.00%, 4/01/43	5,000,000	5,605,050
General, Board of Governors, 5.00%, 4/01/45	9,450,000	10,596,096
General, Board of Governors, Refunding, 5.00%, 10/01/42	4,500,000	5,123,880
General, Board of Governors, Refunding, 5.00%, 10/01/47	5,000,000	5,671,200
General, Board of Governors, Refunding, Series A, 4.00%, 10/01/40	2,250,000	2,348,303
General, Board of Governors, Series A, Pre-Refunded, 5.00%, 4/01/37	12,995,000	14,574,802
General, Board of Governors, Series A, Pre-Refunded, 5.00%, 4/01/41	18,000,000	20,188,260
University of North Carolina at Greensboro Revenue,
General, Board of Governors, 5.00%, 4/01/39	3,500,000	3,946,460
General, Board of Governors, Refunding, 4.00%, 4/01/35.	1,205,000	1,275,746
General, Board of Governors, Refunding, 4.00%, 4/01/36	1,000,000	1,056,070
General, Board of Governors, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 4/01/34	1,000,000	1,038,350
University of North Carolina at Wilmington Revenue, Student Housing Projects, Limited Obligation,
Refunding, 5.00%, 6/01/37	3,000,000	3,371,430
University of North Carolina Hospitals at Chapel Hill Revenue, Board of Governors, 5.00%, 2/01/46	4,265,000	4,721,867
University of North Carolina System Pool Revenue,
Series A, Assured Guaranty, 5.00%, 10/01/33	160,000	163,082
Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/33	4,840,000	4,943,189
[a] Wake County GO, Public Improvement, Refunding, Series A, 5.00%, 3/01/30	8,000,000	9,678,240
Wake County Revenue,
Limited Obligation, Pre-Refunded, 5.00%, 1/01/33	10,820,000	11,497,007
Limited Obligation, Pre-Refunded, 5.00%, 6/01/36	5,000,000	5,219,750
Limited Obligation, Pre-Refunded, 5.00%, 1/01/37	12,000,000	12,750,840
Western Carolina University Research and Development Corp. COP, Western Carolina University Student
Housing Project, Assured Guaranty, Pre-Refunded, 5.00%, 6/01/39	5,000,000	5,045,650
Wilmington COP, Series A, Pre-Refunded, 5.00%, 6/01/33	6,000,000	6,055,500
Wilmington Storm Water Fee Revenue, Refunding, AMBAC Insured, 5.00%, 6/01/33	225,000	225,675
Wilson COP, Public Facilities Project, Assured Guaranty, Pre-Refunded, 5.00%, 5/01/33	3,000,000	3,018,360
Winston-Salem City Water and Sewer System Revenue,
4.00%, 6/01/47	5,000,000	5,207,900
Pre-Refunded, 5.00%, 6/01/39	5,000,000	5,219,750
Refunding, Series A, 5.00%, 6/01/33	2,350,000	2,674,652
Refunding, Series A, 4.00%, 6/01/34	1,350,000	1,437,777
Refunding, Series A, 4.00%, 6/01/37	5,000,000	5,265,500

		888,875,804

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STATEMENT OF INVESTMENTS

Franklin North Carolina Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
U.S. Territories 1.3%
Puerto Rico 1.3%
[b]Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.25%, 7/01/33	$6,500,000	$2,445,625
Series WW, 5.50%, 7/01/38	5,200,000	1,956,500
Series XX, 5.25%, 7/01/40	19,135,000	7,199,544

		11,601,669

Total Municipal Bonds before Short Term Investments (Cost $894,000,925)		900,477,473

Short Term Investments 0.2%
Municipal Bonds 0.2%
North Carolina 0.2%
CThe Charlotte-Mecklenburg Hospital Authority Health Care Revenue,
Carolinas HealthCare System, Refunding, Series B, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.12%, 1/15/38	700,000	700,000
Carolinas HealthCare System, Refunding, Series C, SPA JPMorgan Chase Bank, Daily VRDN and Put, 1.12%, 1/15/37	1,200,000	1,200,000

Total Short Term Investments (Cost $1,900,000)		1,900,000

Total Investments (Cost $895,900,925) 99.2%		902,377,473
Other Assets, less Liabilities 0.8%		7,281,299

Net Assets 100.0%		$909,658,772

See Abbreviations on page 170.

aSecurity purchased on a when-issued basis. See Note 1(b).

bSee Note 7 regarding defaulted securities.

cVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

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FRANKLIN TAX-FREE TRUST

Financial Highlights

Franklin Virginia Tax-Free Income Fund

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014
Class A

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.31	$11.54	$11.65	$11.42	$12.25

Income from investment operations[b]:
Net investment income[c]	0.35	0.40	0.42	0.44	0.43
Net realized and unrealized gains (losses)	(0.39)	(0.23)	(0.11)	0.23	(0.84)

Total from investment operations	(0.04)	0.17	0.31	0.67	(0.41)

Less distributions from net investment income	(0.36)	(0.40)	(0.42)	(0.44)	(0.42)

Net asset value, end of year	$10.91	$11.31	$11.54	$11.65	$11.42

Total return[d]	(0.34)%	1.51%	2.72%	5.97%	(3.33)%

Ratios to average net assets
Expenses	0.68% [e]	0.65%	0.65%	0.65%	0.64%
Net investment income	3.15%	3.46%	3.65%	3.82%	3.74%

Supplemental data
Net assets, end of year (000’s)	$454,423	$509,170	$540,857	$558,068	$562,671
Portfolio turnover rate	9.87%	17.44%	5.30%	8.16%	11.67%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014
Class C

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.49	$11.72	$11.82	$11.58	$12.42

Income from investment operations[b]:
Net investment income[c]	0.30	0.34	0.36	0.38	0.37
Net realized and unrealized gains (losses)	(0.40)	(0.23)	(0.11)	0.24	(0.86)

Total from investment operations	(0.10)	0.11	0.25	0.62	(0.49)

Less distributions from net investment income	(0.30)	(0.34)	(0.35)	(0.38)	(0.35)

Net asset value, end of year	$11.09	$11.49	$11.72	$11.82	$11.58

Total return[d]	(0.89)%	0.92%	2.20%	5.39%	(3.89)%

Ratios to average net assets
Expenses	1.23% [e]	1.20%	1.20%	1.20%	1.19%
Net investment income	2.60%	2.91%	3.10%	3.27%	3.19%

Supplemental data
Net assets, end of year (000’s)	$90,666	$107,936	$110,753	$116,566	$118,953
Portfolio turnover rate	9.87%	17.44%	5.30%	8.16%	11.67%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

Year Ended February 28, 2018[a]
Class R6

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.25

Income from investment operations[b]:
Net investment income[c]	0.22
Net realized and unrealized gains (losses)	(0.35)

Total from investment operations	(0.13)

Less distributions from net investment income	(0.21)

Net asset value, end of year	$10.91

Total return[d]	(1.14)%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	0.57%
Expenses net of waiver and payments by affiliates	0.54%
Net investment income	3.29%

Supplemental data
Net assets, end of year (000’s)	$5,028
Portfolio turnover rate	9.87%

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

138	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

Franklin Virginia Tax-Free Income Fund (continued)

	Year Ended February 28,

	2018	2017	2016[a]	2015	2014
Advisor Class

Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$11.31	$11.54	$11.65	$11.42	$12.25

Income from investment operations[b]:
Net investment income[c]	0.36	0.41	0.43	0.46	0.45
Net realized and unrealized gains (losses)	(0.38)	(0.22)	(0.11)	0.22	(0.85)

Total from investment operations	(0.02)	0.19	0.32	0.68	(0.40)

Less distributions from net investment income	(0.37)	(0.42)	(0.43)	(0.45)	(0.43)

Net asset value, end of year	$10.92	$11.31	$11.54	$11.65	$11.42

Total return	(0.15)%	1.60%	2.82%	6.07%	(3.24)%

Ratios to average net assets
Expenses	0.58% [d]	0.55%	0.55%	0.55%	0.54%
Net investment income	3.25%	3.56%	3.75%	3.92%	3.84%

Supplemental data
Net assets, end of year (000’s)	$85,293	$87,359	$52,952	$46,724	$37,582
Portfolio turnover rate	9.87%	17.44%	5.30%	8.16%	11.67%

aFor the year ended February 29.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	139

FRANKLIN TAX-FREE TRUST

Statement of Investments, February 28, 2018

Franklin Virginia Tax-Free Income Fund

	Principal Amount	Value
Municipal Bonds 98.9%
Virginia 89.4%
Bristol Utility System Revenue, AGMC Insured, ETM, 5.00%, 7/15/21	$1,020,000	$1,076,262
Capital Region Airport Commission Airport Revenue,
Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/31	2,000,000	2,024,960
Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/38	5,895,000	5,968,570
Chesterfield County EDA, PCR, Virginia Electric and Power Co. Project, Refunding, Series A, 5.00%, 5/01/23	5,000,000	5,193,400
Chesterfield County EDA Revenue,
Bon Secours Health System Inc., Series C-1, AGMC Insured, 5.00%, 11/01/42	2,250,000	2,394,608
Bon Secours Health System Inc., Series C-2, Assured Guaranty, 5.00%, 11/01/42	8,000,000	8,514,160
Fairfax County EDA Residential Care Facilities Mortgage Revenue,
Goodwin House Inc., Refunding, Series A, 4.00%, 10/01/42	1,500,000	1,530,570
Goodwin House Inc., Refunding, Series A, 5.00%, 10/01/42	5,840,000	6,472,881
Fairfax County EDA Revenue, Metrorail Parking System Project, 5.00%, 4/01/42	5,085,000	5,809,816
Fairfax County EDA Transportation District Improvement Revenue, Silver Line Phase I Project, Pre- Refunded, 5.00%, 4/01/36	10,000,000	10,705,700
Fairfax County IDAR,
Health Care, Inova Health System Project, Series A, 5.00%, 5/15/44	2,500,000	2,777,075
Health Care, Inova Health System Project, Series A, Pre-Refunded, 5.50%, 5/15/35	6,445,000	6,757,325
Health Care, Inova Health System Project, Series A, Pre-Refunded, 5.50%, 5/15/35	3,555,000	3,722,903
Health Care, Inova Health System Project, Series C, Pre-Refunded, 5.00%, 5/15/25	3,500,000	3,648,820
Fairfax County Sewer Revenue,
5.00%, 7/15/36	3,100,000	3,630,658
5.00%, 7/15/37	2,760,000	3,225,060
Fairfax County Water Authority Revenue,
Refunding, 5.00%, 4/01/43	3,510,000	4,058,262
Refunding, 5.00%, 4/01/47	5,000,000	5,763,850
Hampton Roads Sanitation District Wastewater Revenue,
Refunding, Subordinate, Series A, 5.00%, 8/01/31	6,200,000	7,256,542
Refunding, Subordinate, Series A, 5.00%, 8/01/33	5,115,000	5,936,571
Refunding, Subordinate, Series A, 5.00%, 8/01/43	11,840,000	13,494,522
Hampton Roads Transportation Accountability Commission Revenue, Transportation Fund, senior lien, Series A, 5.00%, 7/01/48	15,000,000	17,179,500
Henrico County EDA Revenue, Bon Secours Health System Inc., Refunding, 5.00%, 11/01/30	7,000,000	7,713,720
Hopewell Sewer System Revenue, Refunding, Series A, 5.00%, 7/15/42	4,850,000	5,245,857
Lexington IDA Educational Facilities Revenue,
VMI Development Board Inc. Project, Series C, Pre-Refunded, 5.00%, 12/01/36	5,000,000	5,219,750
Washington and Lee University, 5.00%, 1/01/43	10,000,000	10,965,000
Lexington IDA Residential Care Facility Revenue,
Kendal at Lexington, Series A, 5.00%, 1/01/42	1,000,000	1,079,780
Kendal at Lexington, Series A, 5.00%, 1/01/48	1,250,000	1,346,250
Loudoun County Sanitation Authority Water and Sewer Revenue, Refunding, 5.00%, 1/01/29	4,770,000	5,530,624
Lynchburg EDA Hospital Revenue, Centra Health Obligated Group, Refunding, Series A, 5.00%, 1/01/47	4,500,000	4,934,160
Norfolk GO,
Capital Improvement, Series A, 5.00%, 10/01/41	1,040,000	1,187,846
Capital Improvement, Series A, 5.00%, 10/01/46	2,500,000	2,845,300
Capital Improvement, Series A, Pre-Refunded, 5.00%, 8/01/32	5,845,000	6,733,908
Capital Improvement, Series C, Pre-Refunded, 5.00%, 10/01/42	7,825,000	8,596,701
Northern Virginia Transportation Authority Transportation Special Tax Revenue, 5.00%, 6/01/33	3,000,000	3,427,440
Pittsylvania County School GO, Series B, Pre-Refunded, 5.75%, 2/01/30	5,800,000	6,030,376
Portsmouth GO, Public Utility, Refunding, Series A, 5.00%, 7/15/41	10,000,000	11,067,800
Prince William County IDA Health Care Facilities Revenue, Novant Health Obligated Group, Prince William Hospital, Refunding, Series B, 5.00%, 11/01/46	10,000,000	10,641,700
Prince William County IDA Revenue, George Mason University Foundation, Prince William Life Sciences Lab LLC Project, Series AA, Pre-Refunded, 5.125%, 9/01/41	3,200,000	3,551,040

140	Annual Report	franklintempleton.com

FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Richmond Public Utility Revenue,
Refunding, Series A, 5.00%, 1/15/33	$10,000,000	$11,551,500
Refunding, Series A, 5.00%, 1/15/43	10,000,000	11,110,100
Series A, Pre-Refunded, 5.00%, 1/15/35	11,495,000	11,847,092
Riverside Regional Jail Authority Jail Facility Revenue, Refunding, 5.00%, 7/01/31	6,215,000	7,177,579
Roanoke County EDA Lease Revenue, Public Facility Projects, Assured Guaranty, Pre-Refunded, 5.125%, 10/15/37	10,000,000	10,241,400
Roanoke EDA Hospital Revenue, Carilion Clinic Obligated Group, Refunding, 5.00%, 7/01/33	10,615,000	11,247,548
Roanoke IDA Hospital Revenue,
Carilion Health System Obligated Group, Series B, AGMC Insured, 5.00%, 7/01/38	3,950,000	4,140,192
Carilion Health System Obligated Group, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 7/01/38	50,000	53,873
Smyth County GO, Public Improvement, Series A, Pre-Refunded, 5.00%, 11/01/31	4,145,000	4,606,919
Stafford County and Staunton IDAR,
Virginia Municipal League Assn. of Counties Finance Program, XLCA Insured, 5.00%, 8/01/37	960,000	966,288
Virginia Municipal League Assn. of Counties Finance Program, XLCA Insured, Pre-Refunded, 5.00%, 8/01/37	3,025,000	3,071,646
Suffolk GO,
Pre-Refunded, 5.00%, 2/01/41	7,395,000	8,065,948
Pre-Refunded, 5.00%, 2/01/41	2,605,000	2,849,115
Pre-Refunded, 5.00%, 6/01/42	10,000,000	11,038,000
University of Virginia Revenue,
General, Refunding, Series A, 5.00%, 6/01/43	15,000,000	16,911,450
Pre-Refunded, 5.00%, 6/01/40	17,750,000	17,918,802
Refunding, Series A, 5.00%, 4/01/47	9,630,000	11,076,426
Upper Occoquan Sewage Authority Regional Sewerage System Revenue, Refunding, 5.00%, 7/01/28	10,000,000	11,730,500
Virginia College Building Authority Educational Facilities Revenue,
21st Century College and Equipment Programs, Series A, 4.00%, 2/01/30	7,000,000	7,479,570
Liberty University Projects, 5.25%, 3/01/29	2,860,000	3,061,458
Liberty University Projects, 5.00%, 3/01/41	26,855,000	28,489,932
Public Higher Education Financing Program, Refunding, Series A, 5.00%, 9/01/27	4,000,000	4,731,040
Public Higher Education Financing Program, Series A, Pre-Refunded, 5.00%, 9/01/33	4,010,000	4,086,310
Washington and Lee University, Refunding, Series A, 5.00%, 1/01/40	5,000,000	5,629,700
Virginia Port Authority Port Facilities Revenue, Pre-Refunded, 5.00%, 7/01/40	6,000,000	6,274,680
Virginia Small Business Financing Authority Revenue, Transform 66 P3 Project, 5.00%, 12/31/47	1,600,000	1,735,136
Virginia State Commonwealth Transportation Board Revenue,
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/30	2,260,000	2,650,144
Federal Transportation Grant Anticipation Notes, 5.00%, 9/15/31	4,000,000	4,673,920
Virginia State HDA Commonwealth Mortgage Revenue, Series C, Subseries C-5, 4.80%, 7/01/38	8,500,000	8,509,775
Virginia State HDA Revenue,
Rental Housing, Series B, 5.625%, 6/01/39	7,240,000	7,557,764
Rental Housing, Series B, 5.00%, 6/01/45	3,050,000	3,172,000
Rental Housing, Series E, 5.00%, 10/01/44	6,540,000	6,706,051
Rental Housing, Series F, 5.05%, 12/01/44	12,125,000	12,485,234
Rental Housing, Series F, 5.00%, 4/01/45	2,125,000	2,202,414
Virginia State Public School Authority Revenue,
School Financing, 1997 Resolution, Refunding, Series B, 5.00%, 8/01/24	10,000,000	11,627,200
Special Obligation Fluvanna County, School Financing, Pre-Refunded, 6.00%, 12/01/32	5,000,000	5,176,350
Virginia State Resources Authority Infrastructure Revenue,
Pooled Financing Program, Refunding, Series B, 5.00%, 11/01/41.	3,630,000	4,004,652
Pooled Financing Program, Series B, Pre-Refunded, 5.00%, 11/01/41	5,780,000	6,424,123
Virginia Pooled Financing Program, Pre-Refunded, 5.00%, 11/01/38	1,465,000	1,500,687
Virginia Pooled Financing Program, Refunding, 5.00%, 11/01/45	5,255,000	6,008,304
Virginia Pooled Financing Program, Senior Series A, 5.00%, 11/01/38	135,000	138,079
Virginia Pooled Financing Program, Series A, 5.00%, 11/01/38	5,165,000	5,943,675
Virginia State Small Business Financing Authority Healthcare Facilities Revenue, Sentara Healthcare, Refunding, 5.00%, 11/01/40	23,000,000	24,310,540

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FRANKLIN TAX-FREE TRUST

STATEMENT OF INVESTMENTS

Franklin Virginia Tax-Free Income Fund (continued)

	Principal Amount	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia State Small Business Financing Authority Private Activity Revenue, Transform 66 P3 Project, 5.00%, 12/31/49	$5,000,000	$5,397,950
Winchester EDA Hospital Revenue, Valley Health System Obligated Group, Refunding, 5.00%, 1/01/44	5,000,000	5,456,600
Winchester IDA Hospital Revenue, Valley Health System Obligated Group, Series E, Pre-Refunded, 5.625%, 1/01/44	3,350,000	3,463,833

		567,760,766

District of Columbia 8.7%
Metropolitan Washington Airports Authority Airport System Revenue,
Refunding, Series A, 5.00%, 10/01/35	12,000,000	12,903,960
Refunding, Series B, BHAC Insured, 5.00%, 10/01/29	3,000,000	3,156,120
Refunding, Series C, 5.125%, 10/01/34	6,450,000	6,582,290
Metropolitan Washington Airports Authority Dulles Toll Road Revenue,
Dulles Metrorail and Capital Improvement Projects, first senior lien, Series A, 5.00%, 10/01/39	10,000,000	10,443,600
Dulles Metrorail and Capital Improvement Projects, first senior lien, Series A, 5.25%, 10/01/44	12,000,000	12,567,120
Washington Metropolitan Area Transit Authority Gross Revenue,
Transit, Refunding, Series A-2, 5.00%, 7/01/34	1,750,000	2,031,400
Transit, Series A, Pre-Refunded, 5.125%, 7/01/32	2,000,000	2,096,200
Transit, Series B, 5.00%, 7/01/42	5,000,000	5,716,500

		55,497,190

U.S. Territories 0.8%
Puerto Rico 0.8%
[a] Puerto Rico Electric Power Authority Power Revenue,
Series WW, 5.50%, 7/01/38	5,200,000	1,956,500
Series XX, 5.25%, 7/01/40	8,400,000	3,160,500

		5,117,000

Total Municipal Bonds before Short Term Investments (Cost $614,593,512)		628,374,956

Short Term Investments (Cost $800,000) 0.1%
Municipal Bonds 0.1%
Virginia 0.1%
[b] Virginia College Building Authority Educational Facilities Revenue, University of Richmond Project, SPA Wells Fargo Bank, Daily VRDN and Put, 1.09%, 11/01/36	800,000	800,000

Total Investments (Cost $615,393,512) 99.0%		629,174,956
Other Assets, less Liabilities 1.0%		6,234,330

Net Assets 100.0%		$635,409,286

See Abbreviations on page 170.

aSee Note 7 regarding defaulted securities.

bVariable rate demand notes (VRDNs) are obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. Unless otherwise noted, the coupon rate is determined based on factors including supply and demand, underlying credit, tax treatment, and current short term rates. The coupon rate shown represents the rate at period end.

142	Annual Report	| The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TAX-FREE TRUST

Financial Statements

Statements of Assets and Liabilities

February 28, 2018

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$250,644,555	$605,959,805	$491,995,233

Value - Unaffiliated issuers	$259,456,752	$625,581,374	$503,322,282
Cash	820,902	60,599	2,221,581
Receivables:
Capital shares sold	77,357	432,579	282,021
Interest	3,224,981	8,241,505	5,209,169
Other assets	264	641	518

Total assets	263,580,256	634,316,698	511,035,571

Liabilities:
Payables:
Capital shares redeemed	294,331	1,269,384	1,945,829
Management fees	119,313	257,495	211,479
Distribution fees	38,858	78,483	84,024
Transfer agent fees	23,070	67,412	50,682
Professional fees	38,036	45,711	40,582
Distributions to shareholders	82,341	374,173	165,750
Accrued expenses and other liabilities	16,196	34,829	31,661

Total liabilities	612,145	2,127,487	2,530,007

Net assets, at value	$262,968,111	$632,189,211	$508,505,564

Net assets consist of:
Paid-in capital	$271,090,341	$673,961,234	$519,430,083
Undistributed net investment income	456,670	1,242,896	1,191,002
Net unrealized appreciation (depreciation)	8,812,197	19,621,569	11,327,049
Accumulated net realized gain (loss)	(17,391,097)	(62,636,488)	(23,442,570)

Net assets, at value	$262,968,111	$632,189,211	$508,505,564

Class A:
Net assets, at value	$208,340,241	$536,099,354	$363,389,947

Shares outstanding	19,146,461	51,222,446	31,182,521

Net asset value per share[a]	$10.88	$10.47	$11.65

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.36	$10.93	$12.17

Class C:
Net assets, at value	$45,422,343	$73,236,761	$109,722,109

Shares outstanding	4,120,254	6,851,098	9,276,585

Net asset value and maximum offering price per share[a]	$11.02	$10.69	$11.83

Class R6:
Net assets, at value	$1,516,032	$2,386,534	$4,880

Shares outstanding	139,313	227,531	419

Net asset value and maximum offering price per share	$10.88	$10.49	$11.66[b]

Advisor Class:
Net assets, at value	$7,689,495	$20,466,562	$35,388,628

Shares outstanding	706,712	1,951,541	3,036,003

Net asset value and maximum offering price per share	$10.88	$10.49	$11.66

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

bNet asset value and maximum offering price may not recalculate due to rounding of net assets and/or shares outstanding.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. |	Annual Report	143

FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2018 (unaudited)

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$153,995,130	$391,332,125	$441,253,332

Value - Unaffiliated issuers	$158,471,425	$400,826,398	$450,160,579
Cash	89,204	114,036	83,901
Receivables:
Capital shares sold	83,657	250,036	82,573
Interest	2,090,809	4,911,644	4,900,853
Other assets	160	403	457

Total assets	160,735,255	406,102,517	455,228,363

Liabilities:
Payables:
Investment securities purchased	—	3,087,892	—
Capital shares redeemed	859,995	1,398,950	1,131,500
Management fees	76,847	171,350	190,907
Distribution fees	11,587	55,747	71,279
Transfer agent fees	14,567	31,976	38,799
Professional fees	37,095	38,142	42,526
Distributions to shareholders	18,159	41,329	146,499
Accrued expenses and other liabilities	12,794	24,619	25,705

Total liabilities	1,031,044	4,850,005	1,647,215

Net assets, at value	$159,704,211	$401,252,512	$453,581,148

Net assets consist of:
Paid-in capital	$165,187,042	$419,140,779	$485,924,204
Undistributed net investment income	294,106	501,096	1,110,743
Net unrealized appreciation (depreciation)	4,476,295	9,494,273	8,907,247
Accumulated net realized gain (loss)	(10,253,232)	(27,883,636)	(42,361,046)

Net assets, at value	$159,704,211	$401,252,512	$453,581,148

Class A:
Net assets, at value	$150,181,976	$322,080,146	$319,120,117

Shares outstanding	13,947,682	29,552,722	29,649,711

Net asset value per share[a]	$10.77	$10.90	$10.76

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.25	$11.38	$11.24

Class C:
Net assets, at value		$61,398,719	$92,552,955

Shares outstanding		5,545,122	8,431,227

Net asset value and maximum offering price per share[a]		$11.07	$10.98

Class R6:
Net assets, at value	$2,084,717	$3,683,038	$1,376,296

Shares outstanding	193,575	337,924	127,721

Net asset value and maximum offering price per share	$10.77	$10.90	$10.78

Advisor Class:
Net assets, at value	$7,437,518	$14,090,609	$40,531,780

Shares outstanding	690,442	1,292,526	3,761,938

Net asset value and maximum offering price per share	$10.77	$10.90	$10.77

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

February 28, 2018

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,017,959,475	$895,900,925	$615,393,512

Value - Unaffiliated issuers	$1,026,040,781	$902,377,473	$629,174,956
Cash	145,055	7,951,380	7,930
Receivables:
Capital shares sold	744,129	1,836,764	630,364
Interest	13,703,107	11,362,932	7,576,654
Other assets	1,039	918	638

Total assets	1,040,634,111	923,529,467	637,390,542

Liabilities:
Payables:
Investment securities purchased	4,569,659	9,673,310	—
Capital shares redeemed	2,650,538	3,265,237	1,329,460
Management fees	407,659	361,550	258,788
Distribution fees	136,329	131,273	80,657
Transfer agent fees	23,112	77,784	69,959
Professional fees	57,348	50,779	43,922
Distributions to shareholders	206,076	258,398	167,433
Accrued expenses and other liabilities	56,641	52,364	31,037

Total liabilities	8,107,362	13,870,695	1,981,256

Net assets, at value	$1,032,526,749	$909,658,772	$635,409,286

Net assets consist of:
Paid-in capital	$1,095,280,619	$988,456,241	$675,409,811
Undistributed net investment income	1,623,790	1,899,969	998,414
Net unrealized appreciation (depreciation)	8,081,306	6,476,548	13,781,444
Accumulated net realized gain (loss)	(72,458,966)	(87,173,986)	(54,780,383)

Net assets, at value	$1,032,526,749	$909,658,772	$635,409,286

Class A:
Net assets, at value	$793,225,996	$660,166,753	$454,422,668

Shares outstanding	69,724,849	58,548,609	41,662,324

Net asset value per share[a]	$11.38	$11.28	$10.91

Maximum offering price per share (net asset value per share ÷ 95.75%)	$11.89	$11.78	$11.39

Class C:
Net assets, at value	$149,306,150	$159,556,341	$90,665,943

Shares outstanding	12,992,416	13,924,942	8,176,277

Net asset value and maximum offering price per share[a]	$11.49	$11.46	$11.09

Class R6:
Net assets, at value	$17,534,109	$ 9,117,070	$5,028,109

Shares outstanding	1,540,158	808,994	460,764

Net asset value and maximum offering price per share	$11.38	$11.27	$10.91

Advisor Class:
Net assets, at value	$72,460,494	$ 80,818,608	$85,292,566

Shares outstanding	6,365,235	7,167,557	7,813,185

Net asset value and maximum offering price per share	$11.38	$11.28	$10.92

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended February 28, 2018

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$10,859,646	$30,113,873	$21,790,317

Expenses:
Management fees (Note 3a)	1,497,536	3,376,821	2,719,548
Distribution fees: (Note 3c)
Class A	220,694	599,595	399,228
Class C	327,528	536,081	787,957
Transfer agent fees: (Note 3e)
Class A	104,677	303,067	240,088
Class C	23,904	41,689	72,914
Class R6	314	444	135
Advisor Class	3,280	8,545	19,115
Custodian fees (Note 4)	2,349	5,934	4,645
Reports to shareholders	17,122	34,153	32,637
Registration and filing fees	16,111	31,796	16,610
Professional fees	71,962	156,746	88,776
Trustees’ fees and expenses	1,531	3,884	3,047
Other	26,908	59,179	52,636

Total expenses	2,313,916	5,157,934	4,437,336
Expenses waived/paid by affiliates (Note 3f)	(223)	(3,228)	(3,709)

Net expenses	2,313,693	5,154,706	4,433,627

Net investment income	8,545,953	24,959,167	17,356,690

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(10,536,256)	(16,894,594)	(12,804,183)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	3,853,848	(8,203,562)	(2,113,811)

Net realized and unrealized gain (loss)	(6,682,408)	(25,098,156)	(14,917,994)

Net increase (decrease) in net assets resulting from operations	$1,863,545	$(138,989)	$2,438,696

Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended February 28, 2018

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$7,087,095	$16,435,243	$18,466,046

Expenses:
Management fees (Note 3a)	966,567	2,122,602	2,436,770
Distribution fees: (Note 3c)
Class A	160,990	338,167	341,136
Class C	—	423,371	674,192
Transfer agent fees: (Note 3e)
Class A	91,181	174,228	188,429
Class C	—	33,556	57,511
Class R6	480	662	323
Advisor Class	4,148	6,449	23,849
Custodian fees (Note 4)	1,428	3,507	4,114
Reports to shareholders	13,366	24,401	27,154
Registration and filing fees	6,955	14,931	17,420
Professional fees	47,226	81,915	130,666
Trustees’ fees and expenses	927	2,285	2,695
Other	23,541	42,899	41,575

Total expenses	1,316,809	3,268,973	3,945,834
Expenses waived/paid by affiliates (Note 3f)	(332)	(407)	(235)

Net expenses	1,316,477	3,268,566	3,945,599

Net investment income	5,770,618	13,166,677	14,520,447

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(2,905,578)	(9,832,164)	(20,536,163)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(772,667)	635,988	6,645,446

Net realized and unrealized gain (loss)	(3,678,245)	(9,196,176)	(13,890,717)

Net increase (decrease) in net assets resulting from operations	$2,092,373	$3,970,501	$629,730

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended February 28, 2018

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Investment income:
Interest:
Unaffiliated issuers	$41,050,667	$37,089,840	$26,110,749

Expenses:
Management fees (Note 3a)	5,198,954	4,772,472	3,299,697
Distribution fees: (Note 3c)
Class A	849,832	726,849	488,554
Class C	1,059,853	1,163,681	647,920
Transfer agent fees: (Note 3e)
Class A	442,852	388,052	284,254
Class C	84,974	95,585	58,161
Class R6	1,970	1,270	783
Advisor Class	44,908	55,247	52,801
Custodian fees (Note 4)	9,375	8,526	5,706
Reports to shareholders	68,035	56,335	35,733
Registration and filing fees	21,674	19,001	20,237
Professional fees	258,499	220,587	143,853
Trustees’ fees and expenses	6,070	5,619	3,757
Other	84,004	82,096	48,006

Total expenses	8,131,000	7,595,320	5,089,462
Expenses waived/paid by affiliates (Note 3f)	(832)	(699)	(3,636)

Net expenses	8,130,168	7,594,621	5,085,826

Net investment income	32,920,499	29,495,219	21,024,923

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(32,105,829)	(33,994,401)	(20,798,156)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(259,821)	(676,097)	(2,459,040)

Net realized and unrealized gain (loss)	(32,365,650)	(34,670,498)	(23,257,196)

Net increase (decrease) in net assets resulting from operations	$554,849	$(5,175,279)	$(2,232,273)

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$8,545,953	$9,588,354	$24,959,167	$29,297,923
Net realized gain (loss)	(10,536,256)	(1,959,347)	(16,894,594)	(3,398,599)
Net change in unrealized appreciation (depreciation)	3,853,848	(3,071,967)	(8,203,562)	(18,947,625)

Net increase (decrease) in net assets resulting from operations	1,863,545	4,557,040	(138,989)	6,951,699

Distributions to shareholders from:
Net investment income:
Class A	(7,207,094)	(7,873,113)	(22,956,485)	(26,252,147)
Class C	(1,347,293)	(1,553,356)	(2,635,993)	(2,989,246)
Class R6	(15,213)	—	(28,763)	—
Advisor Class	(231,050)	(45,953)	(653,113)	(103,588)

Total distributions to shareholders	(8,800,650)	(9,472,422)	(26,274,354)	(29,344,981)

Capital share transactions: (Note 2)
Class A	(11,200,991)	707,973	(76,897,689)	(34,514,368)
Class C	(8,984,893)	2,504,253	(14,489,834)	4,729,811
Class R6	1,542,655	—	2,423,746	—
Advisor Class	2,730,479	5,234,258	10,302,570	11,066,660

Total capital share transactions	(15,912,750)	8,446,484	(78,661,207)	(18,717,897)

Net increase (decrease) in net assets	(22,849,855)	3,531,102	(105,074,550)	(41,111,179)
Net assets:
Beginning of year	285,817,966	282,286,864	737,263,761	778,374,940

End of year	$262,968,111	$285,817,966	$632,189,211	$737,263,761

Undistributed net investment income included in net assets:
End of year	$456,670	$456,012	$1,242,896	$2,094,827

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Georgia Tax-Free Income Fund		Franklin Kentucky Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2018	2017	2018	2017
Increase (decrease) in net assets:
Operations:
Net investment income	$17,356,690	$18,853,178	$5,770,618	$6,224,364
Net realized gain (loss)	(12,804,183)	(1,283,956)	(2,905,578)	(890,371)
Net change in unrealized appreciation (depreciation)	(2,113,811)	(14,859,556)	(772,667)	(3,957,843)

Net increase (decrease) in net assets resulting from operations	2,438,696	2,709,666	2,092,373	1,376,150

Distributions to shareholders from:
Net investment income:
Class A	(13,339,164)	(15,021,928)	(5,478,565)	(6,174,214)
Class C	(3,314,227)	(3,677,162)	—	—
Class R6	(98)	—	(25,079)	—
Advisor Class	(1,084,844)	(143,973)	(255,715)	(46,268)

Total distributions to shareholders	(17,738,333)	(18,843,063)	(5,759,359)	(6,220,482)

Capital share transactions: (Note 2)
Class A	(53,885,991)	11,486,765	(11,971,412)	(2,678,032)
Class C	(15,541,922)	6,084,625	—	—
Class R6	5,000	—	2,120,659	—
Advisor Class	14,929,163	21,640,820	713,633	6,938,108

Total capital share transactions	(54,493,750)	39,212,210	(9,137,120)	4,260,076

Net increase (decrease) in net assets	(69,793,387)	23,078,813	(12,804,106)	(584,256)
Net assets:
Beginning of year	578,298,951	555,220,138	172,508,317	173,092,573

End of year	$508,505,564	$578,298,951	$159,704,211	$172,508,317

Undistributed net investment income included in net assets:
End of year	$1,191,002	$899,849	$294,106	$212,762

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Assets (continued)

	Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2018	2017	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$13,166,677	$14,218,515	$14,520,447	$17,472,751
Net realized gain (loss)	(9,832,164)	(98,877)	(20,536,163)	(3,895,421)
Net change in unrealized appreciation (depreciation)	635,988	(13,238,468)	6,645,446	(7,793,798)

Net increase (decrease) in net assets resulting from operations	3,970,501	881,170	629,730	5,783,532

Distributions to shareholders from:
Net investment income:
Class A	(11,166,810)	(12,455,420)	(11,061,560)	(13,160,922)
Class C	(1,757,396)	(2,036,716)	(2,727,699)	(3,443,225)
Class R6	(41,484)	—	(14,141)	—
Advisor Class	(423,547)	(61,309)	(1,438,849)	(1,148,417)

Total distributions to shareholders	(13,389,237)	(14,553,445)	(15,242,249)	(17,752,564)

Capital share transactions: (Note 2)
Class A	(13,302,982)	18,716,533	(22,507,986)	(9,152,430)
Class C	(4,347,097)	1,005,431	(19,453,172)	469,298
Class R6	3,745,109	—	1,398,517	—
Advisor Class	4,121,585	10,300,492	(812,561)	14,929,210

Total capital share transactions	(9,783,385)	30,022,456	(41,375,202)	6,246,078

Net increase (decrease) in net assets	(19,202,121)	16,350,181	(55,987,721)	(5,722,954)
Net assets:
Beginning of year	420,454,633	404,104,452	509,568,869	515,291,823

End of year	$401,252,512	$420,454,633	$453,581,148	$509,568,869

Undistributed net investment income included in net assets:
End of year	$501,096	$507,657	$1,110,743	$1,276,578

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund

	Year Ended February 28,		Year Ended February 28,

	2018	2017	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$32,920,499	$38,946,568	$29,495,219	$36,415,792
Net realized gain (loss)	(32,105,829)	(1,793,749)	(33,994,401)	(2,045,242)
Net change in unrealized appreciation (depreciation)	(259,821)	(28,340,864)	(676,097)	(23,220,087)

Net increase (decrease) in net assets resulting from operations	554,849	8,811,955	(5,175,279)	11,150,463

Distributions to shareholders from:
Net investment income:
Class A	(27,525,110)	(31,687,565)	(23,340,180)	(27,459,393)
Class C	(4,322,246)	(5,097,384)	(4,668,358)	(5,886,678)
Class R6	(170,706)	—	(89,080)	—
Advisor Class	(2,869,337)	(2,318,580)	(3,424,938)	(3,520,905)

Total distributions to shareholders	(34,887,399)	(39,103,529)	(31,522,556)	(36,866,976)

Capital share transactions: (Note 2)
Class A	(53,544,231)	16,116,234	(69,441,146)	(20,117,683)
Class C	(15,546,130)	7,077,595	(31,767,148)	(3,857,468)
Class R6	17,861,593	—	9,261,452	—
Advisor Class	(8,622,682)	39,625,635	(24,876,085)	22,794,376

Total capital share transactions	(59,851,450)	62,819,464	(116,822,927)	(1,180,775)

Net increase (decrease) in net assets	(94,184,000)	32,527,890	(153,520,762)	(26,897,288)
Net assets:
Beginning of year	1,126,710,749	1,094,182,859	1,063,179,534	1,090,076,822

End of year	$1,032,526,749	$1,126,710,749	$909,658,772	$1,063,179,534

Undistributed net investment income included in net assets:
End of year	$1,623,790	$2,838,490	$1,899,969	$3,071,357

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FRANKLIN TAX-FREE TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Virginia Tax-Free Income Fund

	Year Ended February 28,

	2018	2017

Increase (decrease) in net assets:
Operations:
Net investment income	$21,024,923	$24,347,026
Net realized gain (loss)	(20,798,156)	(5,597,045)
Net change in unrealized appreciation (depreciation)	(2,459,040)	(9,317,676)

Net increase (decrease) in net assets resulting from operations	(2,232,273)	9,432,305

Distributions to shareholders from:
Net investment income:
Class A	(15,951,000)	(19,123,178)
Class C	(2,656,037)	(3,241,949)
Class R6	(53,853)	—
Advisor Class	(3,042,828)	(2,290,323)

Total distributions to shareholders	(21,703,718)	(24,655,450)

Capital share transactions: (Note 2)
Class A	(37,540,988)	(20,280,705)
Class C	(13,850,790)	(580,901)
Class R6	5,128,887	—
Advisor Class	1,143,037	35,988,363

Total capital share transactions	(45,119,854)	15,126,757

Net increase (decrease) in net assets	(69,055,845)	(96,388)
Net assets:
Beginning of year	704,465,131	704,561,519

End of year	$635,409,286	$704,465,131

Undistributed net investment income included in net assets:
End of year	$998,414	$1,128,883

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FRANKLIN TAX-FREE TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Tax-Free Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twenty-two separate funds, nine of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The classes of shares offered within each of the Funds are indicated below. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees. Effective August 1, 2017, the Funds began offering a new class of shares, Class R6.

Class A, Class R6 & Advisor Class

Franklin Kentucky Tax-Free Income Fund

Class A, Class C, Class R6 & Advisor Class

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b.  Securities Purchased on a When-Issued Basis

Certain or all Funds purchase securities on a when-issued basis with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to

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NOTES TO FINANCIAL STATEMENTS

the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c.  Income Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2018, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e.  Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At February 28, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Alabama		Franklin Florida
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2018
Shares sold	1,666,942	$18,487,615	3,793,760	$40,704,065
Shares issued in reinvestment of distributions	565,698	6,260,259	1,685,243	18,050,680
Shares redeemed	(3,245,676)	(35,948,865)	(12,690,069)	(135,652,434)

Net increase (decrease)	(1,013,036)	$(11,200,991)	(7,211,066)	$(76,897,689)

Year ended February 28, 2017
Shares sold	2,446,593	$27,871,411	6,187,965	$68,663,404
Shares issued in reinvestment of distributions	598,547	6,791,630	1,854,320	20,590,888
Shares redeemed	(2,997,091)	(33,955,068)	(11,236,313)	(123,768,660)

Net increase (decrease)	48,049	$707,973	(3,194,028)	$(34,514,368)

Class C Shares:
Year ended February 28, 2018
Shares sold	290,913	$3,268,067	771,415	$8,464,321
Shares issued in reinvestment of distributions	105,680	1,184,857	214,725	2,348,038
Shares redeemed	(1,196,247)	(13,437,817)	(2,310,372)	(25,302,193)

Net increase (decrease)	(799,654)	$(8,984,893)	(1,324,232)	$(14,489,834)

Year ended February 28, 2017
Shares sold	740,961	$8,553,084	1,623,384	$18,498,128
Shares issued in reinvestment of distributions	111,696	1,282,723	228,236	2,584,071
Shares redeemed	(640,808)	(7,331,554)	(1,453,072)	(16,352,388)

Net increase (decrease)	211,849	$2,504,253	398,548	$4,729,811

Class R6 Shares:
Year ended February 28, 2018[a]
Shares sold	143,108	$1,584,679	257,249	$2,738,701
Shares issued in reinvestment of distributions	1,380	15,145	2,715	28,685
Shares redeemed	(5,175)	(57,169)	(32,433)	(343,640)

Net increase (decrease)	139,313	$1,542,655	227,531	$2,423,746

Advisor Class Shares:
Year ended February 28, 2018
Shares sold	445,766	$4,952,463	1,642,469	$17,714,453
Shares issued in reinvestment of distributions	18,951	209,662	46,448	497,715
Shares redeemed	(219,339)	(2,431,646)	(739,329)	(7,909,598)

Net increase (decrease)	245,378	$2,730,479	949,588	$10,302,570

Year ended February 28, 2017[b]
Shares sold	632,015	$7,168,791	1,170,976	$12,903,467
Shares issued in reinvestment of distributions	4,106	45,876	9,521	103,548
Shares redeemed	(174,787)	(1,980,409)	(178,544)	(1,940,355)

Net increase (decrease)	461,334	$5,234,258	1,001,953	$11,066,660

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bFor the period September 15, 2016 (effective date) to February 28, 2017.

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	Franklin Georgia		Franklin Kentucky
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2018
Shares sold	3,331,945	$39,629,549	1,262,786	$13,825,223
Shares issued in reinvestment of distributions	975,434	11,582,996	472,387	5,166,120
Shares redeemed	(8,844,321)	(105,098,536)	(2,827,606)	(30,962,755)

Net increase (decrease)	(4,536,942)	$(53,885,991)	(1,092,433)	$(11,971,412)

Year ended February 28, 2017
Shares sold	6,293,438	$77,097,373	1,953,240	$22,019,413
Shares issued in reinvestment of distributions	1,054,658	12,927,795	509,425	5,724,359
Shares redeemed	(6,451,814)	(78,538,403)	(2,723,173)	(30,421,804)

Net increase (decrease)	896,282	$11,486,765	(260,508)	$(2,678,032)

Class C Shares:
Year ended February 28, 2018
Shares sold	772,220	$9,333,080
Shares issued in reinvestment of distributions	237,902	2,866,306
Shares redeemed	(2,301,939)	(27,741,308)

Net increase (decrease)	(1,291,817)	$(15,541,922)

Year ended February 28, 2017
Shares sold	1,754,629	$21,935,823
Shares issued in reinvestment of distributions	250,824	3,117,343
Shares redeemed	(1,532,790)	(18,968,541)

Net increase (decrease)	472,663	$6,084,625

Class R6 Shares:
Year ended February 28, 2018[a]
Shares sold	419	$5,000	216,520	$2,372,205
Shares issued in reinvestment of distributions	—	—	2,302	25,008
Shares redeemed	—	—	(25,247)	(276,554)

Net increase (decrease)	419	$5,000	193,575	$2,120,659

Advisor Class Shares:
Year ended February 28, 2018
Shares sold	2,575,769	$30,699,742	501,371	$5,497,353
Shares issued in reinvestment of distributions	76,078	902,785	22,477	245,939
Shares redeemed	(1,404,971)	(16,673,364)	(459,442)	(5,029,659)

Net increase (decrease)	1,246,876	$14,929,163	64,406	$713,633

Year ended February 28, 2017[b]
Shares sold	1,913,903	$23,135,011	737,098	$8,159,017
Shares issued in reinvestment of distributions	10,875	130,348	4,167	45,877
Shares redeemed	(135,651)	(1,624,539)	(115,229)	(1,266,786)

Net increase (decrease)	1,789,127	$21,640,820	626,036	$6,938,108

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bFor the period September 15, 2016 (effective date) to February 28, 2017.

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2. Shares of Beneficial Interest (continued)

	Franklin Louisiana		Franklin Maryland
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2018
Shares sold	3,904,387	$43,422,516	3,102,350	$34,111,775
Shares issued in reinvestment of distributions	964,230	10,703,033	881,348	9,669,457
Shares redeemed	(6,076,250)	(67,428,531)	(6,041,395)	(66,289,218)

Net increase (decrease)	(1,207,633)	$(13,302,982)	(2,057,697)	$(22,507,986)

Year ended February 28, 2017
Shares sold	6,268,617	$71,854,375	4,650,212	$52,870,394
Shares issued in reinvestment of distributions	1,048,054	11,945,951	1,013,285	11,469,209
Shares redeemed	(5,750,535)	(65,083,793)	(6,536,525)	(73,492,033)

Net increase (decrease)	1,566,136	$18,716,533	(873,028)	$(9,152,430)

Class C Shares:
Year ended February 28, 2018
Shares sold	381,901	$4,308,602	582,215	$6,527,038
Shares issued in reinvestment of distributions	149,173	1,682,064	222,312	2,487,583
Shares redeemed	(916,112)	(10,337,763)	(2,539,707)	(28,467,793)

Net increase (decrease)	(385,038)	$(4,347,097)	(1,735,180)	$(19,453,172)

Year ended February 28, 2017
Shares sold	788,658	$9,177,668	1,326,095	$15,349,359
Shares issued in reinvestment of distributions	165,634	1,916,824	261,330	3,013,333
Shares redeemed	(877,536)	(10,089,061)	(1,560,716)	(17,893,394)

Net increase (decrease)	76,756	$1,005,431	26,709	$469,298

Class R6 Shares:
Year ended February 28, 2018[a]
Shares sold	369,029	$4,089,070	133,080	$1,457,209
Shares issued in reinvestment of distributions	3,766	41,415	1,294	14,074
Shares redeemed	(34,871)	(385,376)	(6,653)	(72,766)

Net increase (decrease)	337,924	$3,745,109	127,721	$1,398,517

Advisor Class Shares:
Year ended February 28, 2018
Shares sold	1,110,849	$12,291,234	1,535,085	$16,870,246
Shares issued in reinvestment of distributions	35,937	399,186	99,887	1,097,058
Shares redeemed	(773,996)	(8,568,835)	(1,709,539)	(18,779,865)

Net increase (decrease)	372,790	$4,121,585	(74,567)	$(812,561)

Year ended February 28, 2017[b]
Shares sold	978,976	$10,963,838	2,438,890	$27,432,439
Shares issued in reinvestment of distributions	5,498	61,244	68,080	770,230
Shares redeemed	(64,738)	(724,590)	(1,177,481)	(13,273,459)

Net increase (decrease)	919,736	$10,300,492	1,329,489	$14,929,210

aFor the period August 1, 2017 (effective date) to February 28, 2018.

bFor the period September 15, 2016 (effective date) to February 28, 2017, for Franklin Louisiana Tax-Free Income Fund.

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	Franklin Missouri		Franklin North Carolina
	Tax-Free Income Fund		Tax-Free Income Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Year ended February 28, 2018
Shares sold	8,155,878	$94,873,756	7,059,552	$81,347,688
Shares issued in reinvestment of distributions	2,184,153	25,388,332	1,784,760	20,559,119
Shares redeemed	(14,971,529)	(173,806,319)	(14,909,834)	(171,347,953)

Net increase (decrease)	(4,631,498)	$(53,544,231)	(6,065,522)	$(69,441,146)

Year ended February 28, 2017
Shares sold	11,020,154	$132,145,785	9,277,055	$110,437,750
Shares issued in reinvestment of distributions	2,423,027	29,008,023	2,028,830	24,164,126
Shares redeemed	(12,163,224)	(145,037,574)	(13,063,763)	(154,719,559)

Net increase (decrease)	1,279,957	$16,116,234	(1,757,878)	$(20,117,683)

Class C Shares:
Year ended February 28, 2018
Shares sold	1,385,917	$16,314,800	1,187,754	$13,905,039
Shares issued in reinvestment of distributions	343,043	4,027,883	346,677	4,057,512
Shares redeemed	(3,057,910)	(35,888,813)	(4,244,905)	(49,729,699)

Net increase (decrease)	(1,328,950)	$(15,546,130)	(2,710,474)	$(31,767,148)

Year ended February 28, 2017
Shares sold	2,440,827	$29,605,080	2,187,975	$26,564,558
Shares issued in reinvestment of distributions	386,290	4,668,304	414,771	5,015,672
Shares redeemed	(2,255,933)	(27,195,789)	(2,941,707)	(35,437,698)

Net increase (decrease)	571,184	$7,077,595	(338,961)	$(3,857,468)

Class R6 Shares:
Year ended February 28, 2018[a]
Shares sold	1,822,274	$21,117,056	927,116	$10,609,504
Shares issued in reinvestment of distributions	14,849	170,414	7,833	88,985
Shares redeemed	(296,965)	(3,425,877)	(125,955)	(1,437,037)

Net increase (decrease)	1,540,158	$17,861,593	808,994	$9,261,452

Advisor Class Shares:
Year ended February 28, 2018
Shares sold	2,774,764	$32,380,256	2,610,981	$30,179,959
Shares issued in reinvestment of distributions	196,429	2,285,770	271,648	3,131,310
Shares redeemed	(3,728,313)	(43,288,708)	(5,060,990)	(58,187,354)

Net increase (decrease)	(757,120)	$(8,622,682)	(2,178,361)	$(24,876,085)

Year ended February 28, 2017
Shares sold	5,264,035	$62,860,659	4,081,494	$48,507,973
Shares issued in reinvestment of distributions	136,445	1,630,805	267,940	3,188,806
Shares redeemed	(2,096,969)	(24,865,829)	(2,447,224)	(28,902,403)

Net increase (decrease)	3,303,511	$39,625,635	1,902,210	$22,794,376

aFor the period August 1, 2017 (effective date) to February 28, 2018.

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2. Shares of Beneficial Interest (continued)

	Franklin Virginia Tax-Free Income Fund
	Shares	Amount
Class A Shares:
Year ended February 28, 2018
Shares sold	3,915,954	$43,657,746
Shares issued in reinvestment of distributions	1,274,870	14,217,434
Shares redeemed	(8,566,461)	(95,416,168)
Net increase (decrease)	(3,375,637)	$(37,540,988)
Year ended February 28, 2017
Shares sold	5,755,146	$66,477,301
Shares issued in reinvestment of distributions	1,483,556	17,087,346
Shares redeemed	(9,077,851)	(103,845,352)
Net increase (decrease)	(1,839,149)	$(20,280,705)

Class C Shares:
Year ended February 28, 2018
Shares sold	524,425	$5,946,438
Shares issued in reinvestment of distributions	214,165	2,428,090
Shares redeemed	(1,959,030)	(22,225,318)
Net increase (decrease)	(1,220,440)	$(13,850,790)
Year ended February 28, 2017
Shares sold	1,185,548	$13,896,010
Shares issued in reinvestment of distributions	248,906	2,911,502
Shares redeemed	(1,491,408)	(17,388,413)
Net increase (decrease)	(56,954)	$(580,901)

Class R6 Shares:
Year ended February 28, 2018[a]
Shares sold	550,417	$6,120,617
Shares issued in reinvestment of distributions	4,889	53,758
Shares redeemed	(94,542)	(1,045,488)
Net increase (decrease)	460,764	$5,128,887

Advisor Class Shares:
Year ended February 28, 2018
Shares sold	2,656,299	$29,728,563
Shares issued in reinvestment of distributions	254,655	2,841,254
Shares redeemed	(2,819,393)	(31,426,780)
Net increase (decrease)	91,561	$1,143,037
Year ended February 28, 2017
Shares sold	4,153,058	$47,624,408
Shares issued in reinvestment of distributions	177,171	2,037,906
Shares redeemed	(1,195,895)	(13,673,951)
Net increase (decrease)	3,134,334	$35,988,363

aFor the period August 1, 2017 (effective date) to February 28, 2018.

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3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the month-end net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended February 28, 2018, each Fund’s gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund

0.537%	0.482%	0.492%	0.571%	0.508%

Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

0.498%	0.470%	0.470%	0.484%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate.

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3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	—	0.65%	0.65%

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Reimbursement Plans:
Class A	0.10%	0.10%	0.10%
Compensation Plans:
Class C	0.65%	0.65%	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$36,463	$64,180	$61,194
CDSC retained	$ 5,609	$13,340	$ 7,204

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	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$38,422	$95,106	$53,489
CDSC retained	$ 4,359	$37,269	$ 5,460

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$217,596	$144,508	$92,970
CDSC retained	$ 15,916	$ 17,102	$ 7,853

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the year ended February 28, 2018, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Transfer agent fees	$41,725	$112,937	$89,171

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Transfer agent fees	$26,524	$61,487	$83,766

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Transfer agent fees	$180,353	$153,154	$114,220

f. Waiver and Expense Reimbursements

For Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund, Investor Services has voluntarily agreed in advance to waive or limit its fees so that the new transfer agent fee arrangement effective November 1, 2017 will not increase the fees retained by more than 0.02% based on the average net assets of each class. Investor Services may discontinue this waiver in the future.

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03%. Investor Services may discontinue this waiver in the future.

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3. Transactions with Affiliates (continued)

g. Interfund Transactions

Certain or all Funds engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. These purchases and sales for the year ended February 28, 2018, were as follows:

	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund
Purchases	$43,800,000	$5,800,000	$ 6,915,000	$8,900,000
Sales	$37,700,000	$7,100,000	$14,300,000	$9,300,000

	Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Purchases	$9,500,000	$70,317,500	$8,400,000	$9,600,000
Sales	$8,200,000	$61,650,000	$6,050,000	$6,300,000

4. Expense Offset Arrangement

Effective December 1, 2017, the Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended February 28, 2018, there were no credits earned.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At February 28, 2018, the capital loss carryforwards were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$ 2,541,375	$10,670,068	$ 3,276,905
Long term	14,849,721	50,274,426	19,439,397

Total capital loss carryforwards	$17,391,096	$60,944,494	$22,716,302

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Capital loss carryforwards not subject to expiration:
Short term	$ 2,281,513	$10,620,771	$11,476,244
Long term	7,971,719	17,262,866	30,669,235

Total capital loss carryforwards	$10,253,232	$27,883,637	$42,145,479

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	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Capital loss carryforwards subject to expiration:
2019	$ 835	$ —	$ —
Capital loss carryforwards not subject to expiration:
Short term	8,969,524	23,574,394	16,243,110
Long term	61,274,165	62,351,920	38,336,098

Total capital loss carryforwards	$70,244,524	$85,926,314	$54,579,208

On February 28, 2018, the following Funds had expired capital loss carryforwards, which were reclassified to paid-in capital.

Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

$782,096	$205,851	$760,453	$16,085	$1,530,757

The tax character of distributions paid during the years ended February 28, 2018 and 2017, was as follows:

	Franklin Alabama Tax-Free Income Fund		Franklin Florida Tax-Free Income Fund		Franklin Georgia Tax-Free Income Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from tax exempt income	$ 8,800,650	$ 9,472,422	$26,274,354	$29,344,981	$17,738,333	$18,843,063

	Franklin Kentucky Tax-Free Income Fund		Franklin Louisiana Tax-Free Income Fund		Franklin Maryland Tax-Free Income Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from tax exempt income	$ 5,759,359	$ 6,220,482	$13,389,237	$14,553,445	$15,242,249	$17,752,564

	Franklin Missouri Tax-Free Income Fund		Franklin North Carolina Tax-Free Income Fund		Franklin Virginia Tax-Free Income Fund
	2018	2017	2018	2017	2018	2017
Distributions paid from tax exempt income	$34,887,399	$39,103,529	$31,522,556	$36,866,976	$21,703,718	$24,655,450

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5. Income Taxes (continued)

At February 28, 2018, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund
Cost of investments	$250,644,053	$607,641,066	$492,557,154

Unrealized appreciation	$9,593,196	$34,724,411	$21,079,815
Unrealized depreciation	(780,497)	(16,784,103)	(10,314,687)

Net unrealized appreciation (depreciation)	$8,812,699	$17,940,308	$10,765,128

Distributable earnings - undistributed tax exempt income	$538,504	$2,115,986	$1,428,379

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund
Cost of investments	$153,988,443	$391,360,550	$441,458,412

Unrealized appreciation	$5,232,747	$15,432,250	$16,399,221
Unrealized depreciation	(749,765)	(5,966,402)	(7,697,054)

Net unrealized appreciation (depreciation)	$4,482,982	$9,465,848	$8,702,167

Distributable earnings - undistributed tax exempt income	$305,581	$739,349	$1,514,006

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund
Cost of investments	$1,020,207,442	$897,099,013	$615,565,316

Unrealized appreciation	$33,046,371	$29,981,999	$23,350,519
Unrealized depreciation	(27,213,032)	(24,703,539)	(9,740,879)

Net unrealized appreciation (depreciation)	$5,833,339	$5,278,460	$13,609,640

Distributable earnings - undistributed tax exempt income	$2,824,324	$2,920,163	$1,497,955

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, wash sales and bond workout expenditures.

On December 22, 2017, the Tax Cuts and Jobs Act (the “Act”) was signed into law. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Management has reviewed the requirements and believes the adoption of these provisions of the Act will not have a material impact on the financial statements.

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6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended February 28, 2018, were as follows:

	Franklin Alabama Tax-Free Income Fund	Franklin Florida Tax-Free Income Fund	Franklin Georgia Tax-Free Income Fund

Purchases	$40,137,434	$ 69,640,432	$ 51,026,659
Sales	$50,616,578	$147,845,822	$101,372,811

	Franklin Kentucky Tax-Free Income Fund	Franklin Louisiana Tax-Free Income Fund	Franklin Maryland Tax-Free Income Fund

Purchases	$22,904,070	$89,374,716	$54,268,203
Sales	$32,689,070	$89,429,678	$84,027,257

	Franklin Missouri Tax-Free Income Fund	Franklin North Carolina Tax-Free Income Fund	Franklin Virginia Tax-Free Income Fund

Purchases	$215,499,049	$100,057,567	$ 66,313,549
Sales	$236,574,205	$188,712,285	$108,673,658

7. Defaulted Securities

Certain or all Funds held defaulted securities and/or other securities for which the income has been deemed uncollectible. The Funds discontinue accruing income on securities for which income has been deemed uncollectible and provide an estimate for losses on interest receivable. The securities have been identified in the accompanying Statements of Investments. At February 28, 2018, the aggregate value of these securities was as follows:

	Value	Percentage of Net Assets

Franklin Florida Tax-Free Income Fund	$7,525,000	1.2%
Franklin Georgia Tax-Free Income Fund	1,881,295	0.4%
Franklin Louisiana Tax-Free Income Fund	2,426,812	0.6%
Franklin Maryland Tax-Free Income Fund	3,762,500	0.8%
Franklin Missouri Tax-Free Income Fund	13,289,150	1.3%
Franklin North Carolina Tax-Free Income Fund	11,601,669	1.3%
Franklin Virginia Tax-Free Income Fund	5,117,000	0.8%

8. Concentration of Risk

Certain or all Funds invest a large percentage of their total assets in obligations of issuers within their respective state, U.S. territories, and the District of Columbia. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states, U.S. territories, and the District of Columbia. Investing in Puerto Rico securities may expose the Funds to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

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NOTES TO FINANCIAL STATEMENTS

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the year ended February 28, 2018, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of February 28, 2018, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Franklin Alabama Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$259,456,752	$—	$259,456,752

Franklin Florida Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$623,181,374	$—	$623,181,374
Short Term Investments	—	2,400,000	—	2,400,000
Total Investments in Securities	$—	$625,581,374	$—	$625,581,374

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	Level 1	Level 2	Level 3	Total

Franklin Georgia Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$503,222,237	$45	$503,222,282
Short Term Investments	—	100,000	—	100,000
Total Investments in Securities	$—	$503,322,237	$45	$503,322,282

Franklin Kentucky Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$155,371,425	$—	$155,371,425
Short Term Investments	—	3,100,000	—	3,100,000
Total Investments in Securities	$—	$158,471,425	$—	$158,471,425

Franklin Louisiana Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$398,826,398	$—	$398,826,398
Short Term Investments	—	2,000,000	—	2,000,000
Total Investments in Securities	$—	$400,826,398	$—	$400,826,398

Franklin Maryland Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$445,960,579	$—	$445,960,579
Short Term Investments	—	4,200,000	—	4,200,000
Total Investments in Securities	$—	$450,160,579	$—	$450,160,579

Franklin Missouri Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$1,025,540,781	$—	$1,025,540,781
Short Term Investments	—	500,000	—	500,000
Total Investments in Securities	$—	$1,026,040,781	$—	$1,026,040,781

Franklin North Carolina Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$900,477,473	$—	$900,477,473
Short Term Investments	—	1,900,000	—	1,900,000
Total Investments in Securities	$—	$902,377,473	$—	$902,377,473

Franklin Virginia Tax-Free Income Fund
Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$628,374,956	$—	$628,374,956
Short Term Investments	—	800,000	—	800,000
Total Investments in Securities	$—	$629,174,956	$—	$629,174,956
aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.

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11. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities acquired at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities acquired at a discount, which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

AGMC	Assured Guaranty Municipal Corp.	IDAR	Industrial Development Authority Revenue
AMBAC	American Municipal Bond Assurance Corp.	IDB	Industrial Development Bond/Board
BAM	Build America Mutual Assurance Co.	IDBR	Industrial Development Board Revenue
BHAC	Berkshire Hathaway Assurance Corp.	LOC	Letter of Credit
CDA	Community Development Authority/Agency	MBS	Mortgage-Backed Security
CDR	Community Development Revenue	MFHR	Multi-Family Housing Revenue
COP	Certificate of Participation	MFR	Multi-Family Revenue
EDA	Economic Development Authority	NATL	National Public Financial Guarantee Corp.
EDC	Economic Development Corp.	PBA	Public Building Authority
ETM	Escrow to Maturity	PCFA	Pollution Control Financing Authority
FGIC	Financial Guaranty Insurance Co.	PCR	Pollution Control Revenue
FICO	Financing Corp.	PFAR	Public Financing Authority Revenue
GARB	General Airport Revenue Bonds	RDA	Redevelopment Agency/Authority
GNMA	Government National Mortgage Association	RDAR	Redevelopment Agency Revenue
GO	General Obligation	SFM	Single Family Mortgage
HDA	Housing Development Authority/Agency	SFMR	Single Family Mortgage Revenue
HFA	Housing Finance Authority/Agency	SPA	Standby Purchase Agreement
HFAR	Housing Finance Authority Revenue	SRF	State Revolving Fund
IDA	Industrial Development Authority/Agency	XLCA	XL Capital Assurance

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Tax-Free Trust and Shareholders of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, and Franklin Virginia Tax-Free Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Kentucky Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Maryland Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, Franklin North Carolina Tax-Free Income Fund, and Franklin Virginia Tax-Free Income Fund (the “Funds”) as of February 28, 2018, the related statements of operations for the year ended February 28, 2018, the statements of changes in net assets for each of the two years in the period ended February 28, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 28, 2018, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

April 17, 2018

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby report 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended February 28, 2018. A portion of the Funds’ exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2019, shareholders will be notified of amounts for use in preparing their 2018 income tax returns.

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Special Meeting of Shareholders

MEETING OF SHAREHOLDERS: OCTOBER 30, 2017 AND RECONVENED ON DECEMBER 15, 2017 AND DECEMBER 29, 2017

(UNAUDITED)

A Special Meeting of Shareholders of Franklin Tax-Free Trust was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on October 30, 2017 and reconvened on December 15, 2017 and December 29, 2017. The purpose of the meeting was to elect Trustees of Franklin Tax-Free Trust and to vote on the following proposals for each Fund: to approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval; and to approve an amended fundamental investment restriction regarding investments in commodities. At the meeting, (i) the following persons were elected by the shareholders to serve as Trustees of Franklin Tax-Free Trust: Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, Gregory E. Johnson, Rupert H. Johnson, Jr., J. Michael Luttig, Larry D. Thompson, and John B. Wilson; (ii) the proposal to use a “manager of managers” structure was approved by shareholders of each Fund, except for Franklin Maryland Tax-Free Income Fund; and (iii) the proposal to approve the amended fundamental investment restriction regarding investments in commodities was approved by shareholders of each Fund. No other business was transacted at the meeting.

In connection with the meeting, management is aware that some shareholders received from the proxy solicitor numerous calls and mailings that may have been distracting. Management is taking steps to ensure that, in the future, for any new shareholder meeting solicitations that occur, such activity is not repeated. Management apologizes for any inconvenience that may have been caused as a result of such calls and mailings.

The results of the voting at the meeting are as follows:

Proposal 1.         To elect a Board of Trustees:

Name	For	Withheld
Harris J. Ashton	1,485,764,192	48,269,290
Terrence J. Checki	1,485,932,300	48,101,184
Mary C. Choksi	1,486,925,610	47,110,941
Edith E. Holiday	1,487,685,965	46,349,353
Gregory E. Johnson	1,487,506,272	46,527,212
Rupert H. Johnson, Jr	1,486,183,613	47,849,870
J. Michael Luttig	1,487,803,427	46,228,223
Larry D. Thompson	1,486,866,073	47,167,412
John B. Wilson	1,488,071,744	45,961,741

Total Trust Shares Outstanding*: 2,524,132,627

* As of the record date.

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Proposal 2.	To approve the use of a “manager of managers” structure whereby the Fund’s investment manager would be able to hire and replace subadvisers without shareholder approval:

Franklin Alabama Tax-Free Income Fund

Shares
For	9,996,898
Against	919,863
Abstain	362,057
Broker Non-Votes	2,908,370
Total Fund Shares Voted	14,187,187
Total Fund Shares Outstanding*	25,352,587

Franklin Florida Tax-Free Income Fund

Shares
For	26,767,422
Against	2,709,963
Abstain	2,120,647
Broker Non-Votes	6,575,860
Total Fund Shares Voted	38,173,895
Total Fund Shares Outstanding*	66,072,048

Franklin Georgia Tax-Free Income Fund

Shares
For	19,877,380
Against	1,315,064
Abstain	981,123
Broker Non-Votes	6,055,628
Total Fund Shares Voted	28,229,196
Total Fund Shares Outstanding*	46,875,423

Franklin Kentucky Tax-Free Income Fund

Shares
For	6,842,147
Against	396,788
Abstain	471,151
Broker Non-Votes	1,743,396
Total Fund Shares Voted	9,453,484
Total Fund Shares Outstanding*	15,540,178

Franklin Louisiana Tax-Free Income Fund

Shares
For	13,478,100
Against	1,170,276
Abstain	789,117
Broker Non-Votes	3,983,468
Total Fund Shares Voted	19,420,957
Total Fund Shares Outstanding*	37,798,467

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Franklin Maryland Tax-Free Income Fund

Shares
For	18,768,177
Against	1,499,008
Abstain	1,861,415
Broker Non-Votes	6,315,079
Total Fund Shares Voted	28,443,677
Total Fund Shares Outstanding*	44,762,202

Franklin Missouri Tax-Free Income Fund

Shares
For	41,139,016
Against	4,410,837
Abstain	2,742,307
Broker Non-Votes	10,808,657
Total Fund Shares Voted	59,100,811
Total Fund Shares Outstanding*	96,235,166

Franklin North Carolina Tax-Free Income Fund

Shares
For	34,990,862
Against	2,928,795
Abstain	2,114,596
Broker Non-Votes	9,768,677
Total Fund Shares Voted	49,802,931
Total Fund Shares Outstanding*	89,496,332

Franklin Virginia Tax-Free Income Fund

Shares
For	27,272,936
Against	2,222,082
Abstain	1,099,714
Broker Non-Votes	8,590,479
Total Fund Shares Voted	39,185,215
Total Fund Shares Outstanding*	61,287,996

Proposal 3	To approve an amended fundamental investment restriction regarding investments in commodities:

Franklin Alabama Tax-Free Income Fund

Shares
For	9,888,990
Against	794,450
Abstain	595,377
Broker Non-Votes	2,908,370
Total Fund Shares Voted	14,187,187
Total Fund Shares Outstanding*	25,352,587

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Franklin Florida Tax-Free Income Fund

Shares
For	26,980,676
Against	2,123,958
Abstain	2,493,402
Broker Non-Votes	6,575,860
Total Fund Shares Voted	38,173,895
Total Fund Shares Outstanding*	66,072,048

Franklin Georgia Tax-Free Income Fund

Shares
For	19,889,393
Against	1,008,207
Abstain	1,275,968
Broker Non-Votes	6,055,628
Total Fund Shares Voted	28,229,196
Total Fund Shares Outstanding*	46,875,423

Franklin Kentucky Tax-Free Income Fund

Shares
For	6,817,478
Against	336,774
Abstain	555,837
Broker Non-Votes	1,743,396
Total Fund Shares Voted	9,453,484
Total Fund Shares Outstanding*	15,540,178

Franklin Louisiana Tax-Free Income Fund

Shares
For	13,865,571
Against	646,369
Abstain	925,549
Broker Non-Votes	3,983,468
Total Fund Shares Voted	19,420,957
Total Fund Shares Outstanding*	37,798,467

Franklin Maryland Tax-Free Income Fund

Shares
For	19,503,988
Against	863,013
Abstain	1,761,597
Broker Non-Votes	6,315,079
Total Fund Shares Voted	28,443,677
Total Fund Shares Outstanding*	44,762,202

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Franklin Missouri Tax-Free Income Fund

Shares
For	41,287,836
Against	3,339,882
Abstain	3,664,436
Broker Non-Votes	10,808,657
Total Fund Shares Voted	59,100,811
Total Fund Shares Outstanding*	96,235,166

Franklin North Carolina Tax-Free Income Fund

Shares
For	34,209,540
Against	2,889,787
Abstain	2,934,926
Broker Non-Votes	9,768,677
Total Fund Shares Voted	49,802,931
Total Fund Shares Outstanding*	89,496,332

Franklin Virginia Tax-Free Income Fund

Shares
For	27,445,161
Against	1,634,654
Abstain	1,514,920
Broker Non-Votes	8,590,479
Total Fund Shares Voted	39,185,215
Total Fund Shares Outstanding*	61,287,996

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of US registered portfolios overseen in the Franklin Templeton Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1984	139	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since December 2017	113	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the Board of Trustees of the Economic Club of New York (2013-present); member of the Board of Trustees of the Foreign Policy Association (2005-present) and member of various other boards of trustees and advisory boards; and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	139	Avis Budget Group Inc. (car rental) (2007-present), Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	139	Hess Corporation (exploration of oil and gas) (1993-present), Canadian National Railway (railroad) (2001-present), White Mountains Insurance Group, Ltd. (holding company) (2004-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	139	Boeing Capital Corporation (aircraft financing) (2006-2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	139	The Southern Company (energy company) (2014-present; previously 2010-2012), Graham Holdings Company (education and media organization) (2011-present) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017 – present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	113	None

Principal Occupation During at Least the Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing) (2002-present); Senior Advisor, McKinsey & Co. (consulting) (2017-present); serves on private and non-profit boards; and formerly, President, Staples International and Head of Global Transformation (office supplies) (2012-2016); Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	153	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Since 2013	139	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 28 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since June 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton Investments (2009-2017).

Robert Lim (1948) One Franklin Parkway San Mateo, CA 94403-1906	Vice President - AML Compliance	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 21 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1999	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the US registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TAX-FREE TRUST

Franklin Alabama Tax-Free Income Fund

Franklin Florida Tax-Free Income Fund

Franklin Georgia Tax-Free Income Fund

Franklin Kentucky Tax-Free Income Fund

Franklin Louisiana Tax-Free Income Fund

Franklin Maryland Tax-Free Income Fund

Franklin Missouri Tax-Free Income Fund

Franklin North Carolina Tax-Free Income Fund

Franklin Virginia Tax-Free Income Fund

(each a Fund)

At an in-person meeting held on February 27, 2018 (Meeting), the Board of Trustees (Board) of Franklin Tax-Free Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii)

the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton Investments (FTI) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements in response to a guidance update in 2016 from the U.S. Securities and Exchange Commission (SEC) relating to mutual fund distribution and sub-accounting fees. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management. The Board also recognized management’s commitment to facilitating Board oversight of particular areas, including derivatives and payments to intermediaries, by enhanced reporting.

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SHAREHOLDER INFORMATION

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Funds by the FTI organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2017. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Franklin Alabama Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, and Franklin Maryland Tax-Free Income Fund - The Performance Universe for each of the Franklin Alabama Tax-Free Income Fund and the Franklin Georgia Tax-Free Income Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Performance Universe for the Franklin Maryland Tax-Free Income Fund included the Fund and all retail and institutional Maryland municipal debt funds. The Board noted that the Funds’ annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board also noted that the Funds’ annualized total returns for the one- and three-year periods were below the medians of their respective Performance Universes, but for the five- and 10-year periods were above the medians of their respective Performance Universes. Given the

Funds’ income-oriented investment objective, the Board concluded that the Funds’ performance was satisfactory.

Franklin Louisiana Tax-Free Income Fund - The Performance Universe for this Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Board noted that the Fund’s annualized income return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the one- and five-year periods was below the median of its Performance Universe, but for the three- and 10-year periods was above the median of its Performance Universe. Given the Fund’s income-oriented investment objective, the Board concluded that the Fund’s performance was satisfactory.

Franklin Kentucky Tax-Free Income Fund and Franklin Virginia Tax-Free Income Fund - The Performance Universe for the Franklin Kentucky Tax-Free Income Fund included the Fund and all retail and institutional “other states” municipal debt funds. The Performance Universe for the Franklin Virginia Tax-Free Income Fund included the Fund and all retail and institutional Virginia municipal debt funds. The Board noted that the Funds’ annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their respective Performance Universes. The Board also noted that the Funds’ annualized total returns for the one-, three- and five-year periods were below the medians of their respective Performance Universes, but for the 10-year period were above the medians of their respective Performance Universes. Given the Funds’ income-oriented investment objective, the Board concluded that the Funds’ performance was satisfactory.

Franklin Florida Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, and Franklin North Carolina Tax-Free Income Fund - The Performance Universe for these Funds included the Funds and all retail and institutional “other states” municipal debt funds. The Board noted that the Funds’ annualized income returns for the one-, three-, five- and 10-year periods were above the medians of their Performance Universe. The Board also noted that the Funds’ annualized total returns for the one-, three-, five- and 10-year periods were below the medians of their Performance Universe. Given the Funds’ income-oriented investment objective, the Board concluded that the Funds’ performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent

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expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Franklin Alabama Tax-Free Income Fund, Franklin Florida Tax-Free Income Fund, Franklin Georgia Tax-Free Income Fund, Franklin Louisiana Tax-Free Income Fund, Franklin Missouri Tax-Free Income Fund, and Franklin North Carolina Tax-Free Income Fund - The Expense Group for each Fund included the Fund and between nine and thirteen other “other states” municipal debt funds. The Board noted that the Management Rates and actual total expense ratios for these Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Franklin Virginia Tax-Free Income Fund - The Expense Group for this Fund included the Fund and five other Virginia municipal debt funds. The Board noted that the Management Rate for the Fund was equal to the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Maryland Tax-Free Income Fund - The Expense Group for this Fund included the Fund and six other Maryland municipal debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Franklin Kentucky Tax-Free Income Fund - The Expense Group for this Fund included the Fund and ten other “other states” municipal debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was equal to the median of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2017, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to Franklin Resources, Inc. and certain Franklin Templeton funds, has been engaged by the Manager to periodically review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund

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SHAREHOLDER INFORMATION

operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and

Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report and Shareholder Letter
Franklin Tax-Free Trust
Investment Manager
Franklin Advisers, Inc.
Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN® / 342-5236 franklintempleton.com
Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2018 Franklin Templeton Investments. All rights reserved.	TF2 A 04/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson, and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $805,084 for the fiscal year ended February 28, 2018 and $818,858 for the fiscal year ended February 28, 2017.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $14,000 for the fiscal year ended February 28, 2018 and $255,000 for the fiscal year ended February 28, 2017. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments and benchmarking services in connection with the 2015 ICI TA Survey.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $14,000 for the fiscal year ended February 28, 2018 and $255,000 for the fiscal year ended February 28, 2017.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle , Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TAX-FREE TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	April 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date	April 26, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer

Date	April 26, 2018